--------------------------------------------------------------------------------

        March 31, 2000

        A M E R I C A N  C E N T U R Y

                             Annual Report

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               GNMA

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

GNMA
(BGNMX)
--------------------------------------------------------------------------------

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funds classified by objective and risk.

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

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

      The 12 months ended March 31, 2000, proved relatively difficult for bond investors. The pace of U.S. economic growth quickened, with the economy expanding at a better than 7% annual rate during the fourth quarter of 1999--the strongest quarter in nearly 16 years. In addition, inflation turned up, spurred by an increase in oil prices.

      Trying to keep economic growth and inflation under control, the Federal Reserve raised short-term interest rates five times between June 30 and March
31. That put significant pressure on bond prices.

      Despite this challenging environment, American Century GNMA continued to provide an above-average yield and below-average expenses (according to Lipper Inc., an independent mutual fund ranking service that evaluated 56 funds in the GNMA fund's category). These key factors helped the fund beat its peer group average total return for the last 10 years (see page 4 for more performance information).

      We are proud of our fund's performance and the numerous ways we can help investors like you meet your goals. We are equally proud of our dedication to creating a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999, when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder

/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

                                Table of Contents

  Report Highlights .......................................................    2

  Market Perspective ......................................................    3

GNMA

  Performance Information .................................................    4

  Management Q&A ..........................................................    5

  Portfolio at a Glance ...................................................    5

  Yields ..................................................................    5

  Types of Investments ....................................................    6

  Schedule of Investments .................................................    7

Financial Statements

  Statement of Assets and Liabilities .....................................    8

  Statement of Operations .................................................    9

  Statements of Changes in Net Assets .....................................   10

  Notes to Financial Statements ...........................................   11

  Financial Highlights ....................................................   14

  Report of Independent Accountants .......................................   16

Other Information

  Share Class and Retirement Account Information ..........................   17

  Background Information

     Investment Philosophy and Policies ...................................   18

     Comparative Indices ..................................................   18

     Lipper Rankings ......................................................   18

     Investment Team Leaders ..............................................   18

Glossary ..................................................................   19


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GNMA(1)
                                     (BGNMX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

     6 Months ..............................    2.04%(2)
     1 Year ................................    2.01%

30-Day SEC Yield:                               6.64%

Inception Date:                               9/23/85

--------------------------------------------------------------------------------
Net Assets:                                          $1.3billion(3)
--------------------------------------------------------------------------------

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 19-20.

Market Perspective

o Rising interest rates limited returns for mortgage-backed securities. For the 12 months ended March 31, 2000, the Salomon Brothers 30-Year GNMA Index returned 2.95%.

o Economic growth surged in 1999. Inflation also ticked up, though much of the increase can be attributed to higher oil prices.

o To head off inflation, the Federal Reserve raised short-term interest rates five times, beginning in the summer of 1999.

o Despite the increase in borrowing costs, the housing market remained strong thanks to record high consumer confidence and the lowest unemployment rate in almost 30 years.

o Though short-term rates rose sharply, long-term Treasury bond yields were held down by the Treasury Department's plan to buy back existing bonds and issue less debt going forward.

o As a result, government agency and mortgage-backed securities lagged intermediate- and longer-term Treasury bonds. However, GNMAs outperformed other agency bonds for the 12 months.

Management Q&A

o The portfolio performed well relative to other GNMA funds. In addition, American Century GNMA's 30-day SEC yield ranked in the top 15% of the Lipper group as of March 31.

o We positioned the portfolio conservatively, shortening its duration to 4.1 years. A shorter duration meant the fund's share price fell less as interest rates rose.

o We held a modest position in Treasury inflation-indexed securities, or TIIS. That helped returns because TIIS outperformed nominal Treasury and mortgage-backed securities last year.

o With the economy surging, we expect the Fed to raise interest rates further.

o Though rates are likely headed higher, we think GNMAs could hold up better than Treasury and other government agency bonds.

o Because of our cautious outlook for inflation and interest rates, we're likely to maintain a shorter duration and a small allocation to TIIS.


2 1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[PHOTO OMITTED]

[Photo of Randall W. Merk, chief investment officer of fixed income at American Century]

Limited Performance

      The fiscal year ended March 31, 2000, was somewhat disappointing for mortgage bond investors. Higher interest rates, a red-hot economy, rising inflation, and a rough patch for government agency securities all weighed on the prices of mortgage-backed securities. For the 12 months, the Salomon Brothers 30-Year GNMA Index returned 2.95%.

Surging Economy

      Economic growth surged over the last 12 months, when the economy expanded by 4.5%. Rapid growth put upward pressure on inflation--consumer prices rose 3.7%. Much of that increase can be attributed to rising oil prices. But even after stripping out volatile food and energy costs, prices jumped in early 2000 at the fastest quarterly rate since 1996.

Rate Volatility

      Higher inflation led the Federal Reserve to raise short-term interest rates five times beginning in the summer of 1999. For the 12 months, the yield on the 10-year Treasury note (an important benchmark for mortgage rates) jumped from about 5.25% to 6.0%.

      But long-term Treasury yields rose less. Demand for long bonds surged in the first quarter after the Treasury Department announced plans to buy back existing bonds and trim sales of new securities going forward.

      These yield changes resulted in an unusual situation called an "inverted" yield curve, where long-term Treasury yields fell below those of shorter-term securities.

Agencys Struggle

      In March, government agency securities stumbled after Congress started debate on legislation that would make it clear that agencies such as FNMA (Fannie Mae) and FHLMC (Freddie Mac) don't enjoy the direct backing of the federal government. However, it's important to note that GNMA securities are backed by the government's "full faith and credit" pledge. As a result, GNMAs held up better than other agency bonds.

Mortgage Market

      Higher interest rates pushed mortgage rates above 8% by March 31, 2000. Despite the increase in borrowing costs, record high consumer confidence and the lowest unemployment rate in nearly 30 years made for a surprisingly healthy housing market. Home sales remained strong, while 1999 was the best year for housing starts since 1986.

      Mortgage refinancing activity slowed, but remained healthy (see graph above). Homeowners with adjustable-rate mortgages who worried that rates might head higher swapped into fixed-rate loans.

      All the refinancing and home sales activity in recent years means the mortgage market is increasingly concentrated in lower-coupon mortgages. By the end of March, three-quarters of the mortgages in the Salomon Brothers index had coupons of 8% or less. What's more, there are no mortgages with double-digit coupons remaining in the index.

"Higher interest rates, a red-hot economy, rising inflation, and a rough patch for government agency securities all weighed on the prices of mortgage-backed securities."

Refinancing Slows as Rates Rise

  [The following information was depicted as a chart in the printed material.]

   Mortgage Bankers Association
           Index of                             10-Year Treasury Yields
Refinancing Applications (right scale)               (left scale)

             1241.3                                             5.307
             1153.3                                             5.151
             1332.6                                             5.164
             1177.2                                             5.199
             1086.2                                             5.187
             1203.9                                             5.053
             1155.7                                             5.221
             1093.4                                             5.252
             1062.9                                             5.348
             1042.1                                             5.542
              867.1                                             5.628
              832.2                                             5.504
              853.7                                              5.62
              606.8                                             5.807
              702.7                                             6.032
              636.1                                             5.827
              612.2                                             6.014
              588.4                                             5.827
              417.6                                             5.825
              508.3                                             5.667
              490.8                                             5.835
              458.1                                             5.902
              462.3                                             6.038
              449.2                                             5.979
              440.4                                             5.876
              456.4                                             5.864
              395.9                                             5.888
              315.3                                             5.898
              398.7                                             5.871
              388.4                                             5.772
              414.6                                             5.973
              412.2                                             6.033
              356.7                                             6.067
              383.2                                             6.194
              415.9                                             6.024
              443.7                                             5.926
              398.8                                             5.928
              481.8                                             6.056
              292.6                                             6.117
              386.4                                             6.161
              388.1                                             6.072
              354.1                                             6.282
              270.5                                             6.407
              242.3                                             6.442
              350.8                                             6.515
              390.5                                             6.679
              372.2                                             6.765
              384.4                                             6.657
              436.7                                             6.549
              373.1                                             6.603
              335.6                                             6.489
              311.9                                             6.326
              377.5                                             6.388
              361.8                                             6.383
              346.2                                             6.194
              386.6                                             6.191
              340.6                                             6.004

Source: Bloomberg Financial Markets


                                                       www.americancentury.com 3

GNMA -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                            ----------------------------------------------------------------   ---------------------------------
                                         Investor Class (inception 9/23/85)                    Advisor Class (inception 10/9/97)
                            ----------------------------------------------------------------   ---------------------------------
                                       Salomon 30-Year                GNMA Funds(2)                             Salomon 30-Year
                            GNMA         GNMA Index        Average Return  Fund's Ranking          GNMA            GNMA Index
6 Months(1) ...........     2.04%           2.34%               1.70%                 --           1.92%              2.34%

1 Year ................     2.01%           2.95%               1.53%       15 out of 56           1.76%              2.95%

--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------------------------------------------------------

3 Years ...............     5.91%           6.65%               5.81%       25 out of 48             --                 --

5 Years ...............     6.72%           7.34%               6.37%       11 out of 42             --                 --

10 Years ..............     7.62%           8.14%               7.25%        5 out of 24             --                 --

Life of Fund ..........     8.13%           9.02%(3)            7.71%(4)     3 out of 14(4)        4.23%              5.26%(5)

(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 9/30/85, the date nearest the class's inception for which data are available.
(4) Since 10/31/85, the date nearest the class's inception for which data are available.
(5) Since 9/30/97, the date nearest the class's inception for which data are available.

See pages 17-19 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

Growth of $10,000 Over 10 Years

    [The following was depicted as a mountain graph in the printed material.]

                                           Salomon 30-Year
                    GNMA $20,842          GNMA Index $21,866

'90                     10000                   10000
'91                     11316                   11409
'92                     12656                   12789
'93                     14083                   14246
'94                     14266                   14447
'95                     15055                   15341
'96                     16573                   17007
'97                     17546                   18023
'98                     19337                   19982
'99                     20432                   21239
'00                     20842                   21866

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 30-Year GNMA Index is provided for comparison in each graph. GNMA's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over 10 Years (Periods ended March 31)

   [The following table was depicted as a line graph in the printed material.]

             GNMA           Solomon 30-Year GNMA Index

3/91        13.16%                   14.09%
3/92        11.84%                   12.10%
3/93        11.28%                   11.39%
3/94         1.30%                    1.41%
3/95         5.53%                    8.19%
3/96        10.08%                   10.86%
3/97         5.87%                    5.97%
3/98        10.21%                   10.87%
3/99         5.66%                    6.29%
3/00         2.01%                    2.95%


4 1-800-345-2021

GNMA -- Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Casey Colton, a portfolio manager on the GNMA investment team.

How did GNMA perform during the fiscal year ended March 31, 2000?

      Higher interest rates weighed on bond returns, though the portfolio performed well relative to other GNMA funds. GNMA's 2.01%* return for the 12 months ranked in the top 30% of the Lipper group, which had an average return of 1.53%. In addition, GNMA's longer-term returns are all better than the Lipper group average (see the previous page for detailed performance comparisons).

How did GNMA's yield stack up?

      The portfolio continued to deliver more current income than the average GNMA fund. At the end of March, GNMA had a 30-day SEC yield of 6.64%, while the Lipper group average yield was an even 6%. Our fund's yield was good enough to rank in the top 15% of the Lipper group.

Can you talk a little bit about how you positioned the portfolio, particularly since your last report to shareholders in September?

      In general, we tried to position the fund to ride out the sharp volatility in the bond market. The last six months saw inflation resurface, short- and long-term interest rates move in opposite directions, and government agency debt come under pressure (see page 3).

      In terms of duration, that meant we took a relatively conservative position. In terms of coupon structure, we continued to track closely the composition of our benchmark index. The GNMA market's increasingly narrow concentration in lower-coupon mortgages means we aren't seeing as many opportunities to make relative value plays as we have in the past. Instead, we've tried to add value on the margin by making tactical allocations to Treasury bonds with a small piece of the portfolio.

Let's start with duration. What is it, and how did you manage it?

      Duration measures a bond or bond fund's price sensitivity to changes in interest rates -- the longer the duration, the more a fund's share price tends to move when rates change. The duration of mortgage-backed securities actually extends when rates rise because homeowners are less likely to refinance their mortgage.

      You can see duration extension at work as the portfolio's duration lengthened from 3.2 years on March 31, 1999, to about 4.9 years by December 31. We made some trades in early 2000 to help shorten duration to around 4.1 years on March 31 by adding a modest position in shorter-term Treasurys.

What opportunities did you see in Treasury securities?

      We added a relatively small position (about 8% of assets) in intermediate-term Treasurys around year's end to improve the fund's liquidity ahead of Y2K. But we traded out of these securities in the first quarter, after Y2K went off without a hitch and the Treasury

* All fund returns and yields referenced in this interview are for Investor Class shares.

"Higher interest rates weighed on bond returns, though the portfolio performed well relative to other GNMA funds."

Portfolio at a Glance

--------------------------------------------------------------------------------
                                                        3/31/00         3/31/99
--------------------------------------------------------------------------------

Number of Securities                                      3,204           3,383

Average Duration                                        4.1 yrs         3.2 yrs

Average Life                                            7.9 yrs         6.5 yrs

Expense Ratio (for Investor Class)                         0.59%           0.59%

Yields as of March 31, 2000

--------------------------------------------------------------------------------
                                                         Investor        Advisor
                                                           Class          Class
--------------------------------------------------------------------------------

30-Day SEC Yield                                           6.64%           6.39%

Investment terms are defined in the Glossary on pages 19-20.


                                                       www.americancentury.com 5

GNMA -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

"Despite our outlook for higher rates, we are generally positive on GNMAs going forward."

   [The following table was depicted as a pie chart in the printed material.]

Types of Investments in the Portfolio

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o GNMAs                                                              93%

o U.S. Treasury Securities                                            7%

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o GNMAs                                                              94%

o U.S. Treasury Securities                                            3%

o U.S. Govt. Agency Securities                                        3%

Investment terms are defined in the Glossary on pages 19-20.

Department sparked a rally in intermediate- to longer-term Treasurys by announcing a plan to reduce supply. We sold these bonds and locked in our profits, putting that money back to work in shorter-term, inflation-indexed Treasury bonds.

What's the attraction of inflation-indexed Treasurys?

      The last year--when inflation and interest rates both rose--was a perfect example of how an allocation to Treasury inflation-indexed securities, or TIIS, can benefit a bond portfolio. Over the last 12 months, the Salomon Inflation-Linked Securities Index returned 6.39%, while the Salomon Treasury Index was up just 2.80%.

      In March, we moved about 7% of the portfolio into TIIS, because we felt they offered very attractive yields. In April and May alone, the annualized yield for TIIS will be about 12%. By comparison, at the end of March the nominal 10-year Treasury yielded 6%, while 30-year bonds were yielding 5.84%.

What's your outlook for interest rates?

      We think the Federal Reserve will probably raise short-term interest rates in the coming months to try to slow the economy and head off inflation. In addition, intermediate- and long- term Treasury yields are very low right now because of concerns about Treasury supply.

      But once the buy-backs actually happen, we expect the Treasury market to shift its attention away from supply and focus more on the economic situation. As a result, we think that longer-term Treasury yields will rise even more than short-term yields over the next six months.

What's your outlook for the GNMA market?

      Despite our outlook for higher rates, we're generally positive on GNMAs going forward. We like GNMAs relative to other government agency mortgages because GNMA securities are backed by the government's "full faith and credit pledge." So while Fannie Mae and Freddie Mac bonds are likely to be hurt by talk in Congress of cutting their government line of credit, we think GNMAs should hold up better.

      GNMAs could also hold up better than Treasurys if intermediate- and long-term Treasury yields rise substantially.

Given that outlook, how will you position the portfolio in the coming months?

      We're committed to giving shareholders an investment that moves in line with the GNMA market. That means we'll continue to track movements in our benchmark index closely. But because we think rates are headed higher, we're going to work to maintain a shorter duration. And with inflation rising, we're likely to keep holding inflation-indexed securities, which could perform well relative to both mortgages and nominal Treasurys.


6 1-800-345-2021

GNMA -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                   Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 6.7%
--------------------------------------------------------------------------------

$84,262,400  U.S. Treasury Inflation Indexed
               Notes, 3.625%, 7/15/02                             $   84,030,501
                                                                  --------------
  (Cost $83,851,723)

--------------------------------------------------------------------------------
GNMA SECURITIES(1) -- 93.2%
--------------------------------------------------------------------------------

 53,472,631  GNMA, 6.00%, 7/20/16 to
               3/15/29                                                48,955,826

307,942,076  GNMA, 6.50%, 10/15/08 to
               7/15/29                                               291,021,316

381,674,214  GNMA, 7.00%, 9/15/08 to
               12/20/29                                              369,879,012

 8,184,703   GNMA, 7.25%, 7/20/20 to
               12/20/25                                                7,978,520

198,455,458  GNMA, 7.50%, 1/15/06 to
               1/15/28                                               197,360,692

  3,728,029  GNMA, 7.65%, 6/15/16 to
               2/15/18                                                 3,720,475

 7,091,652   GNMA, 7.75%, 9/20/17 to
               1/20/26                                                 7,047,711

  4,220,305  GNMA, 7.77%, 4/15/20 to
               1/15/21                                                 4,245,763

  2,411,734  GNMA, 7.85%, 11/20/20 to
               10/20/22                                                2,418,750

    877,778  GNMA, 7.89%, 9/20/22                                        881,804

  2,842,192  GNMA, 7.98%, 6/15/19                                      2,889,088

 71,108,938  GNMA, 8.00%, 6/15/06 to
               1/15/30                                                72,086,065

  1,031,150  GNMA, 8.15%, 11/15/19 to
               2/15/21                                                 1,044,302

 14,531,220  GNMA, 8.25%, 2/15/06 to
               5/15/27                                                14,686,246

  5,531,471  GNMA, 8.35%, 1/15/19 to
               12/15/20                                                5,665,043

 57,123,395  GNMA, 8.50%, 12/15/04 to
               5/15/31                                                58,686,192

  1,786,929  GNMA, 8.625%, 1/15/32                                     1,837,231

  7,648,297  GNMA, 8.75%, 2/15/16 to
               7/15/27                                                 7,850,829

 29,081,832  GNMA, 9.00%, 11/15/04 to
               3/15/25                                                30,231,780

  7,184,941  GNMA, 9.25%, 5/15/16 to
               8/15/26                                                 7,395,703

 11,849,552  GNMA, 9.50%, 6/15/09 to
               7/20/25                                                12,356,151

  2,331,455  GNMA, 9.75%, 6/15/05 to
               11/15/21                                                2,434,294

  1,858,332  GNMA, 10.00%, 11/15/09 to
               1/20/22                                                 1,972,712

  1,248,957  GNMA, 10.25%, 5/15/12 to
               2/15/21                                                 1,333,269

    602,719  GNMA, 10.50%, 8/15/00 to
               3/15/21                                                   652,444

    368,895  GNMA, 10.75%, 12/15/09 to
               8/15/19                                                   397,494

  1,294,540  GNMA, 11.00%, 12/15/09 to
               8/15/20                                                 1,409,357

     27,498  GNMA, 11.25%, 10/20/15 to
               2/20/16                                                    30,073

    314,016  GNMA, 11.50%, 7/15/10 to
               2/20/20                                                   345,067

    251,860  GNMA, 12.00%, 6/15/00 to
               1/20/15                                                   275,998

     95,000  GNMA, 12.25%, 8/15/13 to
               5/15/15                                                   105,504

    368,669  GNMA, 12.50%, 4/15/10 to
               5/15/15                                                   415,542

      8,292  GNMA, 12.75%, 12/15/13                                        9,327

    884,178  GNMA, 13.00%, 1/15/11 to
               8/15/15                                                 1,009,042

     35,064  GNMA, 13.25%, 1/20/15                                        40,511

    367,524  GNMA, 13.50%, 5/15/10 to
               11/15/14                                                  422,367

     10,892  GNMA, 13.75%, 8/15/14                                        12,460

     16,146  GNMA, 14.00%, 6/15/11 to
               10/15/12                                                   18,745

    141,398  GNMA, 14.50%, 9/15/12 to
               12/15/12                                                  163,807

    295,718  GNMA, 15.00%, 6/15/11 to
              10/15/12                                                   351,439

     72,755  GNMA, 16.00%, 10/15/11 to
              4/15/12                                                     86,081
                                                                  --------------

TOTAL GNMA SECURITIES                                              1,159,724,032
                                                                  --------------
  (Cost $1,192,399,385)

--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.1%
--------------------------------------------------------------------------------

   Repurchase Agreement, Goldman Sachs & Co.,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 6.08%, dated 3/31/00,
      due 4/3/00 (Delivery value $1,282,650)                           1,282,000
                                                                  --------------
   (Cost $1,282,000)

TOTAL INVESTMENT SECURITIES - 100.0%                              $1,245,036,533
                                                                  ==============
   (Cost $1,277,533,108)

Notes to Schedule of Investments

GNMA = Government National Mortgage Association

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.


See Notes to Financial Statements                      www.americancentury.com 7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000

----------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------
Investment securities, at value (identified cost of $1,277,533,108) (Note 3)   $ 1,245,036,533
Cash .......................................................................            74,221
Receivable for investments sold ............................................        86,257,547
Interest receivable ........................................................         8,101,879
                                                                               ---------------
                                                                                 1,339,470,180
                                                                               ---------------

----------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------

Payable for investments purchased ..........................................        85,598,779
Accrued management fees (Note 2) ...........................................           617,708
Distribution fees payable (Note 2) .........................................             2,800
Service fees payable (Note 2) ..............................................             2,800
Dividends payable ..........................................................           157,894
Accrued trustees' fees and expenses ........................................             5,612
Accrued expenses and other liabilities .....................................             1,186
                                                                               ---------------
                                                                                    86,386,779
                                                                               ---------------

Net Assets .................................................................   $ 1,253,083,401
                                                                               ===============

----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------

Capital paid in ............................................................   $ 1,319,762,011
Accumulated net realized loss on investments ...............................       (34,182,035)
Net unrealized depreciation on investments (Note 3) ........................       (32,496,575)
                                                                               ---------------
                                                                               $ 1,253,083,401
                                                                               ===============

Investor Class

Net assets .................................................................   $ 1,240,003,154
Shares outstanding .........................................................       122,020,483
Net asset value per share ..................................................            $10.16

Advisor Class

Net assets .................................................................       $13,080,247
Shares outstanding .........................................................         1,287,153
Net asset value per share ..................................................            $10.16


8 1-800-345-2021                               See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------

Income:

Interest .....................................................     $ 94,613,014
                                                                   ------------

Expenses (Note 2):

Management fees ..............................................        7,887,121
Distribution fees - Advisor Class ............................           23,966
Service fees - Advisor Class .................................           23,966
Trustees' fees and expenses ..................................           39,314
                                                                   ------------

                                                                      7,974,367
                                                                   ------------

Net investment income ........................................       86,638,647
                                                                   ------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
--------------------------------------------------------------------------------

Net realized loss on investments .............................      (12,625,280)
Change in net unrealized appreciation on investments .........      (49,501,818)
                                                                   ------------

Net realized and unrealized loss on investments ..............      (62,127,098)

                                                                   ------------
Net Increase in Net Assets Resulting from Operations .........     $ 24,511,549
                                                                   ============


See Notes to Financial Statements                     www.americancentury.com  9

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999

Increase (Decrease) in Net Assets                                              2000                  1999
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income ...............................................     $    86,638,647      $    80,843,520
Net realized gain (loss) on investments .............................         (12,625,280)           2,433,855
Change in net unrealized appreciation on investments ................         (49,501,818)          (9,003,273)
                                                                          ---------------      ---------------
Net increase in net assets resulting from operations ................          24,511,549           74,274,102
                                                                          ---------------      ---------------

---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ....................................................         (86,043,341)         (80,723,297)
  Advisor Class .....................................................            (595,306)            (192,401)
                                                                          ---------------      ---------------
Decrease in net assets from distributions ...........................         (86,638,647)         (80,915,698)
                                                                          ---------------      ---------------

---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from capital share transactions        (107,306,222)         143,057,929
                                                                          ---------------      ---------------

Net increase (decrease) in net assets ...............................        (169,433,320)         136,416,333

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------

Beginning of period .................................................       1,422,516,721        1,286,100,388
                                                                          ---------------      ---------------
End of period .......................................................     $ 1,253,083,401      $ 1,422,516,721
                                                                          ===============      ===============


10 1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000

--------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. GNMA Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The following accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

      Multiple Class -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Repurchase Agreements -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

      Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

      Income Tax Status -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Forward Commitments -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

      Distributions to Shareholders -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      At March 31, 2000, accumulated net realized capital loss carryovers of $28,082,552 (expiring in 2003 through 2008) may be used to offset future taxable realized gains.

      The fund has elected to treat $5,589,785 of net capital losses incurred in the five month period ended March 31, 2000, as having been incurred in the following fiscal year.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.


                                                      www.americancentury.com 11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2000, the effective annual Investor Class management fee was 0.59%.

      The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 2000 were $47,932.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the trust.

      Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. Investment Transactions

      Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, for the year ended March 31, 2000, were $1,801,378,180 and $1,875,047,489, respectively.

      On March 31, 2000, accumulated net unrealized depreciation was $33,006,135, based on the aggregate cost of investments for federal income tax purposes of $1,278,042,668, which consisted of unrealized appreciation of $4,351,904 and unrealized depreciation of $37,358,039.


12 1-800-345-2021

   13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
4. Capital Share Transactions

      Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                   Shares             Amount
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------

Year ended March 31, 2000

Sold .....................................        73,365,290      $ 755,281,468
Issued in reinvestment of distributions ..         6,817,037         70,016,977
Redeemed .................................       (91,470,162)      (939,117,877)
                                                  ----------      -------------
Net decrease .............................       (11,287,835)     $(113,819,432)
                                                  ==========      =============

Year ended March 31, 1999

Sold .....................................        53,378,360      $ 570,181,601
Issued in reinvestment of distributions ..         6,062,643         64,763,962
Redeemed .................................       (46,668,723)      (498,381,229)
                                                  ----------      -------------
Net increase .............................        12,772,280      $ 136,564,334
                                                  ==========      =============

--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------

Year ended March 31, 2000
Sold .....................................         1,487,980      $  15,220,064
Issued in reinvestment of distributions ..            50,545            517,711
Redeemed .................................          (902,081)        (9,224,565)
                                                  ----------      -------------
Net increase .............................           636,444      $   6,513,210
                                                  ==========      =============

Year ended March 31, 1999

Sold .....................................           748,340      $   7,995,760
Issued in reinvestment of distributions ..            16,340            174,448
Redeemed .................................          (157,042)        (1,676,613)
                                                  ----------      -------------

Net increase .............................           607,638      $   6,493,595
                                                  ==========      =============

--------------------------------------------------------------------------------
5. Bank Loans

      The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2000.


                                                      www.americancentury.com 13

GNMA -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                     For a Share Outstanding Throughout the Years Ended March 31

                                                           --------------------------------------------------------------------
                                                                                         Investor Class
                                                           --------------------------------------------------------------------

                                                                2000         1999           1998           1997          1996

--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..................        $10.62        $10.67         $10.33         $10.45        $10.18
                                                           ----------    ----------     ----------     ----------    ----------
Income From Investment Operations
  Net Investment Income ...............................          0.67          0.64           0.69           0.71          0.74
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions .............................         (0.46)        (0.05)          0.34          (0.12)         0.27
                                                           ----------    ----------     ----------     ----------    ----------
  Total From Investment Operations ....................          0.21          0.59           1.03           0.59          1.01
                                                           ----------    ----------     ----------     ----------    ----------
Distributions

  From Net Investment Income ..........................         (0.67)        (0.64)         (0.69)         (0.71)        (0.74)
                                                           ----------    ----------     ----------     ----------    ----------
Net Asset Value, End of Period ........................        $10.16        $10.62         $10.67         $10.33        $10.45
                                                           ==========    ==========     ==========     ==========    ==========
  Total Return(1) .....................................          2.01%         5.66%         10.21%          5.84%        10.08%

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets(2) ..          0.59%         0.59%          0.58%          0.55%         0.58%
Ratio of Net Investment Income to Average Net Assets ..          6.42%         5.98%          6.49%          6.84%         6.98%
Portfolio Turnover Rate ...............................           133%          119%           133%           105%           64%
Net Assets, End of Period (in thousands) ..............    $1,240,003    $1,415,607     $1,285,641     $1,119,165    $1,120,019

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.
(2) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.


14 1-800-345-2021                              See Notes to Financial Statements

GNMA -- Financial Highlights
--------------------------------------------------------------------------------

   For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                                   -------------------------------
                                                                                             Advisor Class
                                                                                   -------------------------------
                                                                                    2000         1999       1998(1)

-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .....................................         $10.62       $10.67      $10.63
                                                                                   ------       ------      ------
Income From Investment Operations
  Net Investment Income ..................................................           0.64         0.61        0.31
  Net Realized and Unrealized Gain (Loss) on Investment Transactions .....          (0.46)       (0.05)       0.04
                                                                                   ------       ------      ------
  Total From Investment Operations .......................................           0.18         0.56        0.35
                                                                                   ------       ------      ------

Distributions

  From Net Investment Income .............................................          (0.64)       (0.61)      (0.31)
                                                                                   ------       ------      ------
Net Asset Value, End of Period ...........................................         $10.16       $10.62      $10.67
                                                                                   ======       ======      ======
  Total Return(2) ........................................................           1.76%        5.40%       3.30%

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ........................           0.84%        0.84%       0.84%(3)
Ratio of Net Investment Income to Average Net Assets .....................           6.17%        5.73%       5.92%(3)
Portfolio Turnover Rate ..................................................            133%         119%        133%
Net Assets, End of Period (in thousands) .................................        $13,080       $6,910        $460

(1)   October 9, 1997 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


See Notes to Financial Statements                    www.americancentury.com  15

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GNMA Fund (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 8, 2000


16 1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

Share Classes

      Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

      Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 17

Background Information
--------------------------------------------------------------------------------

Investment Team Leaders

--------------------------------------------------------------------------------
Portfolio Manager
--------------------------------------------------------------------------------

 Casey Colton

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      GNMA seeks to provide a high level of current income, consistent with safety of principal, by investing primarily in mortgage-backed GNMA certificates. Fund shares are not guaranteed by the U.S. government.

Comparative Indices

      The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

      The Salomon Brothers 30-Year GNMA Index is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

Lipper Rankings

      Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

      The Lipper category for GNMA is:

      GNMA Funds -- funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.


18 1-800-345-2021

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Investment Terms

o Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

o Coupon -- the stated interest rate of a security.

o Duration Extension -- a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

o Prepayment -- paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

Portfolio Statistics

o Number of Securities -- the number of different securities held by a fund on a given date.

o Average Duration -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Average Life -- a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets.

Types of Securities

o Government National Mortgage Association Securities (GNMAs) -- mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

o Repurchase Agreements (Repos) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).


                                                      www.americancentury.com 19

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

o U.S. Government Agency Securities -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

o U.S. Treasury Inflation-Indexed Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

o Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20 1-800-345-2021

                              INVESTMENT OBJECTIVE

----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond



----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free




----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[LOGO] AMERICAN CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored Retirement Plans
1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies
1-800-345-6488

American Century Government Income Trust

Investment Manager

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Who we are                                                     [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.
--------------------------------------------------------------------------------

                                                               -----------------
American Century Investments                                       BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
www.americancentury.com                                            COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-ANN-20578                       (C)2000 American Century Services Corporation

--------------------------------------------------------------------------------

      March 31, 2000

      A M E R I C A N  C E N T U R Y

                       Annual Report

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                Short-Term Government

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

Short-Term Government
(TWUSX)
--------------------------------------------------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------
      They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals -- short-term and long-term. Fund Advisor helps you:

Get organized.

      Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

      Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This
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your goals and your life.

Get control.

      Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

      Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

      To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

      o     Your OnePIN to log in to Fund Advisor

      o     Your latest tax return

      o     Your most recent investment account statements

      To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.
--------------------------------------------------------------------------------

Receive Your Annual Reports Online
----------------------------------

      Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

      o     Receive links to documents by email

      o Download select documents and file electronically to save space in your file cabinets

      o     Read documents at your convenience

      To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

      The 12 months ended March 31, 2000, proved relatively difficult for bond investors. The pace of U.S. economic growth quickened, with the economy expanding at a better than 7% annual rate during the fourth quarter of 1999 -- the strongest quarter in nearly 16 years. In addition, inflation turned up, spurred by an increase in oil prices.

      Trying to keep economic growth and inflation under control, the Federal Reserve raised short-term interest rates five times between June 30 and March
31. That put significant pressure on bond prices.

      In this challenging environment, American Century Short-Term Government's performance was disappointing. But in January 2000, the fund gained a new management team, whose plans for improving performance are discussed in the Q&A section of this report.

      Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999, when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly -- acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

Table of Contents

  Report Highlights ........................................................   2
  Market Perspective .......................................................   3

Short-Term Government
  Performance Information ..................................................   4
  Management Q&A ...........................................................   5
  Portfolio at a Glance ....................................................   5
  Yields ...................................................................   5
  Types of Investments .....................................................   6
  Schedule of Investments ..................................................   7

Financial Statements
  Statement of Assets and
     Liabilities ...........................................................  10
  Statement of Operations ..................................................  11
  Statements of Changes
     in Net Assets .........................................................  12
  Notes to Financial
     Statements ............................................................  13
  Financial Highlights .....................................................  16
  Report of Independent
     Accountants ...........................................................  18

Other Information
  Share Class and Retirement
     Account Information ...................................................  19
  Background Information
     Investment Philosophy
        and Policies .......................................................  20
     Comparative Indices ...................................................  20
     Lipper Rankings .......................................................  20
     Investment Team
        Leaders ............................................................  20
  Glossary .................................................................  21


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Short-Term Government(1)
                                     (TWUSX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

    6 Months .............................            1.77%(2)

    1 Year ...............................            2.51%

30-Day SEC Yield:                                     6.09%

Inception Date:                                       12/15/82

--------------------------------------------------------------------------------
Net Assets:                                  $762.8 million(3)
--------------------------------------------------------------------------------

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on page 4. Investment terms are defined in the Glossary on pages 21-22.

Market Perspective

o Rising interest rates limited returns for Treasury and government agency securities for the 12 months ended March 31, 2000.

o Economic growth surged in 1999. Inflation also ticked up, though much of the increase can be attributed to higher oil prices.

o To head off inflation, the Federal Reserve raised short-term interest rates five times, beginning in the summer of 1999.

o Though short-term rates rose sharply, long-term bond yields were held down by the Treasury Department's plan to buy back existing bonds and issue less debt going forward.

o As short-term Treasury yields rose and long-term yields fell during the first quarter of 2000, the Treasury yield curve "inverted." That meant the yield of the two-year note was higher than that of the 30-year bond.

o Government agency and mortgage-backed securities lagged Treasury bonds for the 12 months.

o Heavy supply and talk about cutting the Treasury line of credit for government agencies Fannie Mae and Freddie Mac hurt agency debt.

Management Q&A

o The fund has new managers. Dave Schroeder -- head of American Century's government bond fund team -- and Michael Shearer -- head of the quantitative strategies group -- have been co-managers of Short-Term Government since January 2000.

o The portfolio underperformed other short government funds because the fund had a longer duration and was overweight mortgages in 1999.

o So far this year, we have been working to get the portfolio's duration and sector weightings more in line with the benchmark and Lipper group average.

o We held a modest position in Treasury inflation-indexed securities, or TIIS, because their yields were attractive.

o We also took a more conservative duration and maturity position within our Treasury holdings.

o With the economy surging, we think the Federal Reserve is likely to raise rates aggressively.

o Because of our cautious outlook for inflation and interest rates, we're likely to maintain a shorter duration and a small allocation to TIIS.


2 1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of Randall W. Merk, chief investment officer of fixed income at American Century]

Limited Performance

      The fiscal year ended March 31, 2000, was relatively difficult for bond investors. Rising interest rates, a red-hot economy, higher inflation, and a rough patch for government agency securities all weighed on the prices of U.S. government bonds (see the table at right).

Surging Economy

      Economic growth surged over the last 12 months, as the economy expanded by 4.5%. Rapid growth put upward pressure on inflation -- consumer prices rose 3.7% for the 12 months. Much of the increase in inflation can be attributed to the big jump in oil prices last year.

Rate Volatility

      Concern about inflation led the Federal Reserve to raise short-term interest rates beginning in the summer of 1999. For the 12-month period, the yield on the two-year Treasury note jumped from near 5% to almost 6.5%.

      But long-term Treasury yields rose much less. Investor demand for long bonds surged in early 2000 after the Treasury Department announced plans to trim sales of new securities and use part of the budget surplus to buy back $30 billion in existing bonds.

      These yield changes resulted in an unusual situation called an "inverted" yield curve, where long-term bond yields fell below those on shorter-term securities. Ordinarily, longer-term bonds have higher yields than short-term bonds to compensate for the greater risk of inflation over time. But by the end of March, the yield on the 30-year Treasury bond was lower than the yields of two-, five-, and 10-year notes (see the graph at right).

Agencys and Mortgages Lag

      Government agency and mortgage-backed securities lagged Treasury bonds for the 12 months. Much of that underperformance came in the first quarter of 2000. Agency bond prices sagged in part because of an increase in supply at a time when the Treasury was paying down its debt.

      Agencys were dealt another blow early in 2000 after Congress started debate on legislation that would change oversight for agencies such as Fannie Mae and Freddie Mac and cut their line of credit with the Treasury. However, we believe it's highly unlikely Fannie and Freddie will lose their status as government sponsored entities given their importance in supporting the housing market.

      Higher rates presented an additional challenge for mortgage-backed bonds. Increased borrowing costs reduce the likelihood that homeowners will refinance their mortgages, effectively lengthening the average life of mortgage-backed securities. A longer average life means these securities become more sensitive to changes in interest rates.

"Rising interest rates, a red-hot economy, higher inflation, and a rough patch for government agency securities all weighed on the prices of U.S. government bonds."

Bond Index Returns
For the year ended March 31, 2000

Salomon Brothers 1- to 3-Year
   Treasury/Agency Index .....................................             3.72%

Salomon Brothers 15-Year
   Mortgage Index ............................................             2.47%

Source: Bloomberg Financial Markets

Inverting Treasury Yield Curve

    [The following was depicted as a mountain graph in the printed material.]

                    3/31/1999    12/31/1999     3/31/2000

              1          4.72          5.96          6.24
                         4.99          6.24          6.48
                         5.03          6.28          6.42
                         5.07          6.32          6.37
              5          5.10          6.35          6.32
                         5.13          6.37          6.25
                         5.16          6.39          6.19
                         5.19          6.41          6.13
                         5.22          6.43          6.07
             10          5.24          6.44          6.01
                         5.26          6.44          6.00
                         5.28          6.44          5.99
                         5.30          6.44          5.98
                         5.32          6.44          5.97
             15          5.34          6.45          5.96
                         5.36          6.45          5.95
                         5.38          6.45          5.94
                         5.40          6.45          5.93
                         5.42          6.45          5.92
             20          5.44          6.46          5.91
                         5.46          6.46          5.90
                         5.48          6.46          5.89
                         5.50          6.46          5.88
                         5.52          6.46          5.87
             25          5.54          6.47          5.86
                         5.56          6.47          5.85
                         5.58          6.47          5.84
                         5.60          6.47          5.83
                         5.62          6.47          5.83
             30          5.63          6.48          5.83

Source: Bloomberg Financial Markets


                                                       www.americancentury.com 3

Short-Term Government -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000


                                   -------------------------------------------------------------------------------------------------
                                                                                                               Advisor Class
                                                Investor Class (inception 12/15/82)                          (inception 7/8/98)
                                   -------------------------------------------------------------------------------------------------
                                                   Salomon                                                                 Salomon
                                                  1- to 3-Yr.      Short U.S. Government Funds(2)                        1- to 3-Yr.
                                   Short-Term      Treas./                                               Short-Term        Treas./
                                   Government    Agency Index     Average Return     Funds Ranking       Government     Agency Index

6 Months(1) .............             1.77%          1.86%             1.97%              --                 1.65%          1.86%

1 Year ..................             2.51%          3.72%             3.27%          61 out of 77           2.26%          3.72%

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

3 Years .................             4.84%          5.76%             4.86%          46 out of 70             --             --

5 Years .................             5.25%          6.06%             5.21%          29 out of 54             --             --

10 Years ................             5.67%          6.61%             5.78%          9 out of 14              --             --

Life of Fund ............             6.81%          7.94%(3)          7.04%(3)       2 out of 3(3)          3.26%          4.70%(4)

(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 12/31/82, the date nearest the class's inception for which data are available.
(4) Since 6/30/98, the date nearest the class's inception for which data are available.
See pages 19-21 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

Growth of $10,000 Over 10 Years

    [The following was depicted as a mountain graph in the printed material.]

                                                        Salomon 1- to 3-Year
                Short-Term Government $17,365      Treasury/Agency Index $18,961

'90                       10000                                10000
'91                       10966                                11117
'92                       11943                                12161
'93                       12811                                13187
'94                       12963                                13537
'95                       13447                                14127
'96                       14395                                15211
'97                       15070                                16031
'98                       16074                                17232
'99                       16941                                18282
'00                       17365                                18961


The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance.The Salomon 1- to 3-Year Treasury/ Agency Index is provided for comparison in each graph. Short-Term Government's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over 10 Years (Periods ended March 31)

   [The following table was depicted as a line graph in the printed material.]

                                                       Salomon 1- to 3-Year
                        Short-Term Government          Treasury/Agency Index

         Mar-91                  9.66                         11.17
         Mar-92                  8.91                          9.37
         Mar-93                  7.27                          8.44
         Mar-94                  1.18                          2.67
         Mar-95                  3.74                          4.35
         Mar-96                  7.05                          7.66
         Mar-97                  4.69                          5.34
         Mar-98                  6.66                          7.47
         Mar-99                  5.39                          6.10
         Mar-00                  2.51                          3.72


4 1-800-345-2021

Short-Term Government -- Q&A
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

      An interview with Dave Schroeder (left) and Michael Shearer, portfolio managers on the Short-Term Government fund investment team since January 2000. Dave heads the government bond fund team at American Century, while Michael is the director of fixed-income quantitative strategies for the company.

      Dave has been with the company since 1990 and has 20 years of investment experience. Michael joined the firm in February 1998 and has eight years of investment experience. They replaced Newlin Rankin, who now represents American Century's entire fixed-income product line to institutional clients.

How did Short-Term Government perform during the fiscal year ended March 31, 2000?

      The fund's performance was disappointing. Short-Term Government's 2.51% return for the 12 months lagged the 3.27% average return of the 77 "Short Government" funds tracked by Lipper Inc.* (See the previous page for detailed performance comparisons.)

      The fund underperformed because of its overweight in mortgage-backed securities and its longer duration (sensitivity to interest rate changes) relative to its peers in 1999.

What are you doing to improve performance?

      Most of the changes we've been making are tactical asset allocation decisions to get the portfolio's duration and sector weightings more in line with the fund's benchmark index and Lipper group average. From there, we'll try to improve returns by making modest adjustments to the portfolio, looking for the best relative values in the market.

Let's start with sector weightings. What changes did you make to the portfolio's Treasury position?

      We bumped up our Treasury holdings (see the graphs on page 6). That has the portfolio looking a lot more like the average fund in our peer group, which has a weighting of about 40% in Treasurys.

      Within our Treasury position, we maintained a shorter average maturity because we were worried about rising rates. And in March, we moved about 5% of assets into Treasury inflation-indexed securities, or TIIS.

What's the attraction of inflation-indexed Treasurys?

      In April and May alone, the annualized yield for TIIS will be about 12%. By comparison, the nominal two-year Treasury note yielded about 6.5%, while 30-year bonds were yielding just 5.83% at the end of March.

Explain some of the changes you made to the fund's mortgage position.

      We reduced the portfolio's position in collateralized mortgage obligations
(CMOs), bringing these down to a little more than 15% of the portfolio. That compares with a CMO position of about 12% for the average fund in our peer group.

"We'll try to improve returns by making modest adjustments to the portfolio, looking for the best relative values in the market."

Portfolio at a Glance

--------------------------------------------------------------------------------
                                                  3/31/00             3/31/99
--------------------------------------------------------------------------------

Number of Securities ...................            107                 107

Weighted Average
   Maturity ............................            2.8 yrs             2.9 yrs

Average Duration .......................            1.9 yrs             1.9 yrs

Expense Ratio (for
   InvestorClass) ......................            0.59%               0.59%

Yields as of March 31, 2000

--------------------------------------------------------------------------------
                                                  Investor             Advisor
                                                   Class                Class
--------------------------------------------------------------------------------

30-Day SEC Yield .......................            6.09%               5.84%

Investment terms are defined in the Glossary on pages 21-22.

* All fund returns and yields referenced in this interview are for Investor Class shares.


                                                       www.americancentury.com 5

Short-Term Government -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

"We think the Fed will raise short-term interest rates in the coming months."

Types of Investments in the Portfolio

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o Mortgage-Backed Securities                                                 48%

o U.S. Treasury Securities                                                   42%

o U.S. Govt. Agency Securities                                                7%

o Temporary Cash Investments                                                  3%

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o Mortgage-Backed Securities                                                 65%

o U.S. Treasury Securities                                                   23%

o Temporary Cash Investments                                                 12%

Investment terms are defined in the Glossary on pages 21-22.

      In place of CMOs we bought more liquid (easily bought and sold) agency mortgage pass-through securities. We added these bonds because we thought their yields were very attractive relative to both Treasury and agency securities. We also liked the supply and demand outlook for mortgages better than for other agency bonds, which have been hurt by heavy supply.

      We bought mortgages with coupons below 6.5%. That's because refinancing activity remained healthy last quarter, when mortgage rates hovered around 8%, and we felt the market was underestimating the prepayment risk for mortgages with 7.5%-8.0% coupons.

How did you position the fund in terms of duration?

      The portfolio's duration is very close to neutral relative to its benchmark index. But we also look at the duration of each of the fund's sector weightings.

      For example, we've taken a much more conservative duration and maturity position with our Treasury holdings because we think the Federal Reserve is likely to raise rates aggressively. Treasurys with short-term maturities tend to be very responsive to changes in Fed policy. If we're right, yields on these bonds could rise significantly.

      We're more comfortable holding a modest overweight in attractively valued, 15-year maturity mortgage pass-through securities. We think these securities could hold up better than Treasurys if rates rise. The spread, or difference in yield, between these bonds and Treasurys is very wide by historical standards.

Okay, so why do you think interest rates are headed higher?

      In the last six months, the economy grew at an annual rate of more than 6%. That's about twice as fast as the Federal Reserve would like to see. In addition, inflation is rising at a faster rate than it has in the past several years, though it's still relatively low by historical standards.

      Add it all up, and we think the Fed will raise short-term interest rates in the coming months to tap the brakes and try to bring the economy back below its speed limit for non-inflationary growth.

Given that outlook, how will you position the portfolio in the coming months?

      We're committed to giving shareholders a competitive investment that delivers yields and returns in line with short-term government bonds. To try to deliver on that, our basic asset allocation is to Treasurys, agencys, and mortgages.

      We're likely to continue overweighting mortgage pass-throughs because they offer such attractive yields over Treasurys. We also plan to keep another 10% or so of the fund in agencys and about 20% in CMOs and adjustable-rate mortgages as long as we feel they offer a significant yield advantage versus comparable Treasurys.

      Within our Treasury position, we're likely to maintain a modest stake in inflation-indexed securities. We think these bonds could perform well relative to both mortgages and nominal Treasurys. And because we believe rates are headed higher, we're going to work to maintain a shorter duration, particularly in relation to our Treasury holdings, where we see the most risk from higher rates.


6 1-800-345-2021

Short-Term Government -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount       ($ in Thousands)                                   Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 41.9%
--------------------------------------------------------------------------------

$142,000 U.S. Treasury Notes, 4.625%,
         12/31/00                                                     $  140,230
100,000 U.S. Treasury Notes, 5.50%,
         8/31/01(1)                                                       98,722
 64,000 U.S. Treasury Notes, 6.625%,
         3/31/02(1)                                                       64,170
 36,865 U.S. Treasury Inflation Indexed
         Notes, 3.625%, 7/15/02                                           36,763
                                                                      ----------
TOTAL U.S. TREASURY SECURITIES                                           339,885
                                                                      ----------
   (Cost $340,901)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 6.7%
--------------------------------------------------------------------------------

 55,000 FHLB, 6.25%, 11/15/02                                             53,980
                                                                      ----------
   (Cost $53,973)

--------------------------------------------------------------------------------
 ADJUSTABLE-RATE MORTGAGE-BACKED
 SECURITIES(2) -- 3.6%
--------------------------------------------------------------------------------

FHLMC -- 0.4%
     33 FHLMC Pool #635104, 6.60%,
         8/1/18                                                               33
    352 FHLMC Pool #606095, 6.96%,
         11/1/18                                                             357
  1,641 FHLMC Pool #755188, 7.21%,
         9/1/20                                                            1,686
    318 FHLMC Pool #390263, 6.25%,
         1/1/21                                                              313
     52 FHLMC Pool #775473, 6.86%,
         6/1/21                                                               52
    642 FHLMC Pool #876559, 8.12%,
         3/1/24                                                              661
                                                                      ----------
                                                                           3,102
                                                                      ----------

FNMA -- 3.1%
    315 FNMA Pool #020155, 7.49%,
         8/1/14                                                              314
     57 FNMA Pool #009781, 7.07%,
         10/1/14                                                              56
    162 FNMA Pool #025432, 6.375%,
         4/1/16                                                              167
    225 FNMA Pool #036922, 7.12%,
         8/1/16                                                              233
    283 FNMA Pool #105843, 7.28%,
         1/1/17                                                              292
  1,213 FNMA Pool #061401, 7.30%,
         5/1/17                                                            1,268
    773 FNMA Pool #066415, 6.86%,
         7/1/17                                                              800
    199 FNMA Pool #061392, 7.33%,
         7/1/17                                                              207
    787 FNMA Pool #070030, 6.90%,
         2/1/18                                                              799
    189 FNMA Pool #064708, 7.875%,
         2/1/18                                                              196
     98 FNMA Pool #162880, 6.70%,
         5/1/18                                                              100
    207 FNMA Pool #070186, 7.00%,
         6/1/18                                                              215
    545 FNMA Pool #013786, 6.88%,
         8/1/18                                                              525
    177 FNMA Pool #116473, 6.63%,
         12/1/18                                                             182
    400 FNMA Pool #244477, 7.01%,
         8/1/19                                                              409
  2,179 FNMA Pool #142402, 7.11%,
         9/1/19                                                            2,246
    817 FNMA Pool #070595, 6.92%,
         1/1/20                                                              832
    374 FNMA Pool #336479, 7.32%,
         3/1/21                                                              385
    340 FNMA Pool #129482, 6.49%,
         8/1/21                                                              334
    534 FNMA Pool #145556, 7.75%,
         1/1/22                                                              544
    732 FNMA Pool #163993, 6.89%,
         5/1/22                                                              754
    266 FNMA Pool #334441, 6.98%,
         5/1/22                                                              271
    420 FNMA Pool #169868, 7.81%,
         6/1/22                                                              433
    317 FNMA Pool #173165, 7.81%,
         7/1/22                                                              326
    135 FNMA Pool #178295, 7.78%,
         9/1/22                                                              139
     95 FNMA Pool #328733, 7.36%,
         1/1/23                                                               97
    140 FNMA Pool #220498, 7.13%,
         6/1/23                                                              147
    140 FNMA Pool #222649, 7.13%,
         7/1/23                                                              147
  1,523 FNMA Pool #303336, 6.88%,
         8/1/23                                                            1,565
    381 FNMA Pool #190647, 7.05%,
         8/1/23                                                              396
  9,766 FNMA Pool #328192, 7.42%,
         5/1/25                                                           10,043
     72 FNMA Pool #318767, 7.94%,
         10/1/25                                                              74
     70 FNMA Pool #062836, 6.23%,
         4/1/26                                                               68
    125 FNMA Pool #062835, 6.29%,
         1/1/27                                                              122
    132 FNMA Pool #070184, 7.21%,
         1/1/27                                                              137
    220 FNMA Pool #070716, 6.38%,
         1/1/29                                                              216
                                                                      ----------
                                                                          25,039
                                                                      ----------

GNMA -- 0.1%
     98 GNMA Pool #008230, 6.375%,
         5/20/17                                                              98
    276 GNMA Pool 008763, 6.875%,
         2/20/21                                                             281
    178 GNMA Pool 0008872, 7.625%,
         11/20/21                                                            182


See Notes to Financial Statements                      www.americancentury.com 7

Short-Term Government -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2000

Principal Amount       ($ in Thousands)                                   Value
--------------------------------------------------------------------------------
$     7 GNMA Pool 008902, 6.375%,
         1/20/22                                                      $        7
    184 GNMA Pool 008964, 7.25%,
         8/20/26                                                             188
                                                                      ----------
                                                                             756
                                                                      ----------

TOTAL ADJUSTABLE-RATE
MORTGAGE-BACKED SECURITIES                                                28,897
                                                                      ----------
   (Cost $29,022)

--------------------------------------------------------------------------------
FIXED-RATE MORTGAGE-BACKED SECURITIES(2) -- 23.1%
--------------------------------------------------------------------------------

FHLMC -- 12.5%
  4,536 FHLMC Pool G40164, 6.50%,
         11/1/02                                                           4,479
  3,928 FHLMC Pool G10439, 6.50%,
         1/1/11                                                            3,807
  6,562 FHLMC Pool E64136, 6.50%,
         5/1/11                                                            6,345
 12,950 FHLMC Pool E00526, 6.00%,
         12/1/12                                                          12,217
  7,997 FHLMC Pool E00523, 6.50%,
         12/1/12                                                           7,709
 11,960 FHLMC Pool E00535, 6.00%,
         2/1/13                                                           11,283
  8,010 FHLMC Pool E00540, 6.00%,
         3/1/13                                                            7,545
 10,674 FHLMC Pool E00678, 6.50%,
         6/1/14                                                           10,276
  1,149 FHLMC Pool E77805, 6.50%,
         7/1/14                                                            1,106
  3,176 FHLMC Pool E78329, 6.50%,
         8/1/14                                                            3,058
 10,000 FHLMC Pool E78664, 7.00%,
         9/1/14                                                            9,816
 10,567 FHLMC Pool G10979, 6.50%,
         12/1/14                                                          10,172
  2,000 FHLMC Pool E79039, 7.00%,
         12/1/14                                                           1,963
 12,000 FHLMC Pool E79748, 7.00%,
         1/1/15                                                           11,779
                                                                      ----------
                                                                         101,555
                                                                      ----------

FNMA -- 10.5%
  7,671 FNMA Pool 356801, 6.00%,
         12/1/08                                                           7,300
  4,697 FNMA Pool 332814, 6.00%,
         7/1/09                                                            4,470
 29,944 FNMA Pool 313958, 6.50%,
         1/1/13                                                           28,893
  5,705 FNMA Pool 398280, 6.00%,
         3/1/13                                                            5,369
  3,024 FNMA Pool 430978, 6.00%,
         6/1/13                                                            2,848
  2,156 FNMA Pool 433206, 6.00%,
         6/1/13                                                            2,030
  9,879 FNMA Pool 456635, 5.50%,
         1/1/14                                                            9,112
 11,828 FNMA Pool 252345, 6.00%,
         3/1/14                                                           11,132
  5,000 FNMA Pool 484851, 6.00%,
         4/1/14                                                            4,706
  5,000 FNMA Pool 494982, 6.00%,
         6/1/14                                                            4,706
  5,000 FNMA Pool 252566, 6.00%,
         7/1/14                                                            4,706
                                                                      ----------
                                                                          85,272
                                                                      ----------

GNMA -- 0.1%
      1 GNMA Pool 127619, 12.50%,
         6/15/00                                                               1
      3 GNMA Pool 126325, 11.50%,
         8/15/00                                                               3
    181 GNMA Pool 001565, 5.50%,
         1/20/09                                                             168
     69 GNMA Pool 179457, 9.00%,
         12/20/16                                                             71
     84 GNMA Pool 199973, 9.00%,
         12/20/16                                                             87
    168 GNMA Pool 220128, 9.00%,
         8/20/17                                                             174
     89 GNMA Pool 220134, 9.50%,
         8/20/17                                                              93
     76 GNMA Pool 234860, 9.50%,
         10/20/17                                                             80
    390 GNMA Pool 001291, 9.50%,
         11/20/19                                                            408
                                                                      ----------
                                                                           1,085
                                                                      ----------

TOTAL FIXED-RATE
MORTGAGE-BACKED SECURITIES                                               187,912
                                                                      ----------
   (Cost $190,177)

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS(2) -- 15.3%
--------------------------------------------------------------------------------

FHLMC -- 7.8%
  2,776 FHLMC REMIC, Series 1587,
         Class EB PAC-1, 5.50%,
         5/15/07                                                           2,761
  4,342 FHLMC REMIC, Series 1678,
         Class PE PAC, 5.60%,
         7/15/07                                                           4,309
  7,843 FHLMC REMIC, Series 1873,
         Class C SEQ, 7.00%, 6/15/08                                       7,836
  5,449 FHLMC REMIC, Series 1861,
         Class E SEQ, 6.50%, 8/15/20                                       5,382
 27,165 FHLMC REMIC, Series 35, Class
         PG PAC-1, 7.50%, 10/17/20                                        27,212
  3,322 FHLMC REMIC, Series 1934,
         Class HB SEQ, 6.50%,
         8/17/21                                                           3,296
  7,755 FHLMC REMIC, Series 1896,
         Class C SEQ, 7.00%,
         11/15/21                                                          7,726
  4,334 FHLMC REMIC, Series 1558,
         Class A TAC, 6.00%, 5/15/22                                       4,231
                                                                      ----------
                                                                          62,753
                                                                      ----------


8 1-800-345-2021                               See Notes to Financial Statements

Short-Term Government -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
MARCH 31, 2000

Principal Amount       ($ in Thousands)                                   Value
--------------------------------------------------------------------------------
FNMA -- 4.4%
$  7,362 FNMA REMIC, Series 1991-146,
          Class Z PAC, 8.00%,
          10/25/06                                                    $    7,436
  8,833  FNMA REMIC, Series 1992-140,
          Class ZA PAC, 9.00%,
          11/25/06                                                         8,972
  4,523  FNMA REMIC, Series 1994-7,
          Class PD PAC-1, 6.05%,
          7/25/07                                                          4,497
  6,614  FNMA REMIC, Series 1993-233,
          Class J, 6.00%, 6/25/08                                          6,486
  1,066  FNMA REMIC, Series 1996-10,
          Class A SEQ, 6.50%,
          11/25/17                                                         1,061
  1,943 FNMA REMIC, Series 1996-12,
          Class A SEQ, 6.50%,
          12/25/17                                                         1,931
  5,582 FNMA REMIC, Series 1996-64,
          Class PB PAC, 6.50%,
          1/18/19                                                          5,537
                                                                      ----------
                                                                          35,920
                                                                      ----------

GNMA -- 3.1%
  1,335  GNMA REMIC, Series 1996-15,
          Class K SEQ, 7.00%, 9/16/06                                      1,332
  2,422  GNMA REMIC, Series 1996-15,
          Class J SEQ, 7.00%, 1/16/07                                      2,415
 22,178  GNMA REMIC, Series 1999-28,
          Class VA SUP, 6.50%,
          1/20/07                                                         21,572
                                                                      ----------
                                                                          25,319
                                                                      ----------

PRIVATE LABEL(3)
$     76 Dean Witter Trust I Floater,
         Series I, Class A, Underlying
         Collateral FHLMC, 6.69%,
         4/20/00, resets quarterly off
         the 3-month LIBOR plus 0.50%
         with a 0.50% floor and a
         13.00% cap(4)                                                $       75
                                                                      ----------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                     124,067
                                                                      ----------
   (Cost $125,006)

--------------------------------------------------------------------------------
FORWARD COMMITMENTS -- 6.9%
--------------------------------------------------------------------------------

  30,000 FHLMC, 5.50%, settlement
         4/18/00                                                          27,628
  30,000 FHLMC, 6.60%, settlement
         4/18/00                                                          28,237
                                                                      ----------

TOTAL FORWARD COMMITMENTS                                                 55,865
   (Cost $55,952)                                                     ----------

--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------

  Repurchase Agreement, Goldman Sachs & Co.,
     Inc., (U.S. Treasury obligations), in a joint
     trading account at 6.08%, dated 3/31/00,
     due 4/3/00 (Delivery value $20,582)                                  20,572
   (Cost $20,572)                                                     ----------

TOTAL INVESTMENT SECURITIES -- 100.0%                                 $  811,178
   (Cost $815,603)                                                    ==========


Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
(1) Security, of a portion thereof, has been segregated at the custodian bank for Forward Commitments.
(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(3)   Category is less than 0.05% of total investment securities.
(4)   Interest reset date is indicated. Rate shown is effective March 31, 2000.


See Notes to Financial Statements                      www.americancentury.com 9

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000

--------------------------------------------------------------------------------
ASSETS                                   (In Thousands Except Per-Share Amounts)
--------------------------------------------------------------------------------

Investment securities, at value
 (identified cost of $815,603) (Note 3) ......................         $811,178
Cash .........................................................            2,409
Receivable for investments sold ..............................               10
Interest receivable ..........................................            5,737
                                                                  -------------
                                                                        819,334
                                                                  -------------

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------

Payable for investments purchased ............................           56,115
Accrued management fees (Note 2) .............................              381
Dividends payable ............................................               10
Accrued trustees' fees and expenses ..........................                4
                                                                  -------------
                                                                         56,510
                                                                  -------------
Net Assets ...................................................         $762,824
                                                                  =============

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------

Capital paid in ..............................................         $866,980
Accumulated net realized loss on investment transactions .....          (99,731)
Net unrealized depreciation on investments (Note 3) ..........           (4,425)
                                                                  -------------
                                                                       $762,824
                                                                  =============

Investor Class ($ and shares in full)

Net assets ...................................................     $762,363,117
Shares outstanding ...........................................       82,974,401
Net asset value per share ....................................            $9.19

Advisor Class ($ and shares in full)

Net assets ...................................................         $460,702
Shares outstanding ...........................................           50,144
Net asset value per share ....................................            $9.19


10  1-800-345-2021                             See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME                                                 (In Thousands)
--------------------------------------------------------------------------------

Income:
Interest .....................................................         $ 48,242
                                                                       --------

Expenses (Note 2):
Management fees ..............................................            4,657
Distribution fees -- Advisor Class ...........................                1
Service fees -- Advisor Class ................................                1
Trustees' fees and expenses ..................................               23
                                                                       --------
                                                                          4,682
                                                                       --------

Net investment income ........................................           43,560
                                                                       --------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
--------------------------------------------------------------------------------

Net realized loss on investments .............................          (20,193)
Change in net unrealized depreciation on investments .........           (4,264)
                                                                       --------

Net realized and unrealized loss on investments ..............          (24,457)
                                                                       --------

Net Increase in Net Assets Resulting from Operations .........         $ 19,103
                                                                       ========


See Notes to Financial Statements                     www.americancentury.com 11

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999

Increase (Decrease) in Net Assets                         2000          1999

--------------------------------------------------------------------------------
OPERATIONS                                                  (In Thousands)
--------------------------------------------------------------------------------

Net investment income ............................     $  43,560      $  42,401
Net realized gain (loss) on investments ..........       (20,193)           586
Change in net unrealized appreciation
 (depreciation) on investments ...................        (4,264)           287
                                                       ---------      ---------

Net increase in net assets resulting
 from operations .................................        19,103         43,274
                                                       ---------      ---------

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

From net investment income:
 Investor Class ..................................       (43,547)       (42,400)
 Advisor Class ...................................           (13)            (1)
                                                       ---------      ---------

Decrease in net assets from distributions ........       (43,560)       (42,401)
                                                       ---------      ---------

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets from
 capital share transactions ......................       (45,157)        23,101
                                                       ---------      ---------

Net increase (decrease) in net assets ............       (69,614)        23,974

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------

Beginning of period ..............................       832,438        808,464
                                                       ---------      ---------

End of period ....................................     $ 762,824      $ 832,438
                                                       =========      =========


12 1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short-Term Government Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The investment objective of the fund is to provide investors with a high level of current income, consistent with stability of principal. The fund intends to pursue this objective by investing in securities of the U.S. government and its agencies. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

      Multiple Class -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Repurchase Agreements -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

      Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

      Income Tax Status-- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      As of March 31, 2000, the fund had an accumulated net realized capital loss carryover of $93,346,919 (expiring in 2001 through 2008), which may be used to offset future taxable gains.

      The fund has elected to treat $6,083,509 of net capital losses incurred in the five month period ended March 31, 2000, as having been incurred in the following fiscal year.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.


                                                      www.americancentury.com 13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000
--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2000, the effective annual Investor Class management fee was 0.59%.

      The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to bro kers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 2000, were $1,204.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the trust.

      Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. Investment Transactions

      Purchases and sales of U.S. government and agency securities, excluding short-term investments, for the year ended March 31, 2000, were $2,176,217,676 and $2,114,791,842, respectively.

      On March 31, 2000, accumulated net unrealized depreciation was $4,725,319, based on the aggregate cost of investments for federal income tax purposes of $815,902,867, which consisted of unrealized appreciation of $765,125 and unrealized depreciation of $5,490,444.


14 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000
--------------------------------------------------------------------------------
4. Capital Share Transactions

      Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                        Shares         Amount
--------------------------------------------------------------------------------
INVESTOR CLASS                                                 (In Thousands)
--------------------------------------------------------------------------------

Year ended March 31, 2000
Sold ...........................................         14,402       $ 133,071
Issued in reinvestment of distributions ........          4,472          41,446
Redeemed .......................................        (23,790)       (220,046)
                                                      ---------       ---------
Net decrease ...................................         (4,916)      $ (45,529)
                                                      =========       =========

Year ended March 31, 1999
Sold ...........................................         18,555       $ 176,717
Issued in reinvestment of distributions ........          4,159          39,563
Redeemed .......................................        (20,283)       (193,273)
                                                      ---------       ---------
Net increase ...................................          2,431       $  23,007
                                                      =========       =========

--------------------------------------------------------------------------------
ADVISOR CLASS                                                  (In Thousands)
--------------------------------------------------------------------------------

Year ended March 31, 2000
Sold ...........................................             63       $     579
Issued in reinvestment of distributions ........              1               9
Redeemed .......................................            (23)           (216)
                                                      ---------       ---------
Net increase ...................................             41       $     372
                                                      =========       =========
July 8, 1998(1) through March 31, 1999
Sold ...........................................             12       $     117
Issued in reinvestment of distributions ........             --               1
Redeemed .......................................             (2)            (24)
                                                      ---------       ---------
Net increase ...................................             10       $      94
                                                      =========       =========

(1)   Commencement of sale of the Advisor Class.

--------------------------------------------------------------------------------
5. Bank Loans

      The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2000.


                                                      www.americancentury.com 15

Short-Term Government -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)


                                           -----------------------------------------------------------------------------------------
                                                                                   Investor Class
                                           -----------------------------------------------------------------------------------------
                                               2000            1999              1998(1)          1997            1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...   $    9.47      $    9.46         $    9.49      $    9.47      $    9.51      $    9.27
                                           ---------      ---------         ---------      ---------      ---------      ---------

Income From Investment Operations

  Net Investment Income ................        0.52           0.49              0.21           0.52           0.51           0.52

  Net Realized and Unrealized
  Gain (Loss) on Investments ...........       (0.28)          0.01             (0.03)          0.02          (0.04)          0.24
                                           ---------      ---------         ---------      ---------      ---------      ---------
  Total From Investment Operations .....        0.24           0.50              0.18           0.54           0.47           0.76
                                           ---------      ---------         ---------      ---------      ---------      ---------

Distributions
  From Net Investment Income ...........       (0.52)         (0.49)            (0.21)         (0.52)         (0.51)         (0.52)
                                           ---------      ---------         ---------      ---------      ---------      ---------
Net Asset Value, End of Period .........   $    9.19      $    9.47         $    9.46      $    9.49      $    9.47      $    9.51
                                           =========      =========         =========      =========      =========      =========
  Total Return(2) ......................        2.51%          5.39%             1.95%          5.86%          5.09%          8.42%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to
Average Net Assets .....................        0.59%          0.59%            0.59%           0.68%          0.70%          0.70%

Ratio of Net Investment Income to
Average Net Assets .....................        5.48%          5.15%            5.43%           5.53%          5.39%          5.53%

Portfolio Turnover Rate ................         323%           196%              54%            293%           246%           128%

Net Assets, End of Period (in thousands)   $ 762,363      $ 832,344        $ 808,464       $ 519,332      $ 349,772      $ 391,331

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. For years ended prior to 1998, the fund's fiscal year end was October 31.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


16 1-800-345-2021                              See Notes to Financial Statements

Short-Term Government -- Financial Highlights
--------------------------------------------------------------------------------

   For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                           ---------------------
                                                               Advisor Class
                                                           ---------------------

                                                            2000      1999(1)

--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ..................    $ 9.47     $ 9.49
                                                           ------     ------

Income From Investment Operations

  Net Investment Income ...............................      0.49       0.33

  Net Realized and Unrealized Loss on
    Investment Transactions ...........................     (0.28)     (0.02)
                                                           ------     ------

  Total From Investment Operations ....................      0.21       0.31
                                                           ------     ------
Distributions

  From Net Investment Income ..........................     (0.49)     (0.33)
                                                           ------     ------

Net Asset Value, End of Period ........................    $ 9.19     $ 9.47
                                                           ======     ======

  Total Return(2) .....................................      2.26%      3.37%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets .....      0.84%      0.84%(3)

Ratio of Net Investment Income to Average Net Assets ..      5.23%      4.77%(3)

Portfolio Turnover Rate ...............................       323%       196%

Net Assets, End of Period (in thousands) ..............    $  461     $   94


(1)   July 8, 1998 (commencement of sale) through March 31, 1999.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 17

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended October 31, 1996 were audited by other auditors, whose report dated November 20, 1996, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 8, 2000


18 1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

Share Classes

      Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

      Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 19

Background Information
--------------------------------------------------------------------------------

Investment Team Leaders

-----------------------
 Portfolio Managers
-----------------------
  Dave Schroeder

  Michael Shearer

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      Short-Term Government seeks current income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

Comparative Indices

      The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

      The Salomon Brothers 1- to 3-Year Treasury/Agency Index is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

Lipper Rankings

      Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

      The funds in Lipper's Short U.S. Government Funds category invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.


20 1-800-345-2021

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities -- the number of different securities held by the fund on a given date.

o Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

o Coupon -- the stated interest rate of a security.

o Yield Curve -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship -- more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

Security Types

o Collateralized Mortgage Obligations (CMOs) -- a generic mortgage derivative. Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

o Mortgage-Backed Securities -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs" -- the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.


                                                      www.americancentury.com 21

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

o U.S. Government Agency Securities -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

o U.S. Treasury Inflation-Indexed Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

o U.S. Treasury Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

o Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22 1-800-345-2021

Notes
--------------------------------------------------------------------------------


                                                      www.americancentury.com 23

Notes
--------------------------------------------------------------------------------


24 1-800-345-2021

                              INVESTMENT OBJECTIVE

----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond



----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free




----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[LOGO] AMERICAN CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored Retirement Plans
1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies
1-800-345-6488

American Century Government Income Trust

Investment Manager

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Who we are                                                     [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.
--------------------------------------------------------------------------------

                                                               -----------------
American Century Investments                                       BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
www.americancentury.com                                            COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-ANN-20574                       (C)2000 American Century Services Corporation

--------------------------------------------------------------------------------

        March 31, 2000

        A M E R I C A N  C E N T U R Y

                             Annual Report

--------------------------------------------------------------------------------

                              [GRAPHIC OMITTED]

                              Capital Preservation

                              Government Agency

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

Capital Preservation
(CPFXX)
--------------------------------------------------------------------------------

Government Agency
(BGAXX)
--------------------------------------------------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

      They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals--short-term and long-term. Fund Advisor helps you:

Get organized.

      Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

      Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This innovative service brings expert guidance directly to you based on your needs, your goals and your life.

Get control.

      Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

      Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

      To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

      o     Your OnePIN to log in to Fund Advisor

      o     Your latest tax return

      o     Your most recent investment account statements

      To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.
--------------------------------------------------------------------------------

Receive Your Annual Reports Online
----------------------------------

      Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

      o     Receive links to documents by email

      o Download select documents and file electronically to save space in your file cabinets

      o     Read documents at your convenience

      To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

      The 12 months ended March 31, 2000, provided a nearly ideal environment for money market funds--rising interest rates, low inflation, and stock market volatility. Trying to keep U.S. economic growth and inflation under control, the Federal Reserve raised short-term interest rates times five times between June 1999 and March 2000, boosting money market yields. While rates rose, inflation remained low, which helped money market instruments maintain their purchasing power. In addition, stock market volatility made money market fund stability look attractive for investors with near-term financial goals.

      The American Century Capital Preservation and Government Agency funds continued to provide above-average yields and below-average expenses (according to Lipper Inc., an independent mutual fund ranking service that evaluated 92 funds in Capital Preservation's category and 125 funds in Government Agency's). The funds' consistently low expenses and competitive yields helped them place in the top quartile of their peer groups for the last 10 years (see pages 4 and 7 for more performance information).

      We are proud of our funds' performance and the numerous ways we can help investors like you meet your goals. We are equally proud of our dedication to creating a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

Table of Contents

  Report Highlights .......................................................    2
  Frequently Asked
     Questions ............................................................    3

Capital Preservation
  Performance Information .................................................    4
  Management Q&A ..........................................................    5
  Types of Investments ....................................................    5
  Schedule of Investments .................................................    6

Government Agency
  Performance Information .................................................    7
  Management Q&A ..........................................................    8
  Types of Investments ....................................................    8
  Schedule of Investments .................................................    9

Financial Statements
  Statements of Assets and
     Liabilities ..........................................................   11
  Statements of Operations ................................................   12
  Statements of Changes
     in Net Assets ........................................................   13
  Notes to Financial
     Statements ...........................................................   14
  Financial Highlights ....................................................   16
  Report of Independent
     Accountants ..........................................................   19

Other Information
  Share Class and Retirement
     Account Information ..................................................   20
  Background Information
     Investment Philosophy
        and Policies ......................................................   21
     Comparative Indices ..................................................   21
     Lipper Rankings ......................................................   21
     Investment Team
        Leaders ...........................................................   21
  Glossary ................................................................   22


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Capital Preservation
                                     (CPFXX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

  6 Months .........................                2.41%(2)

  1 Year ...........................                4.63%

7-Day Current Yield:                                5.28%

Inception Date:                                    10/13/72

--------------------------------------------------------------------------------
Net Assets:                                    $3.4 billion
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Government Agency(1)
                                     (BGAXX)
--------------------------------------------------------------------------------

Total Returns: AS OF 3/31/00

  6 Months .........................                2.62%(2)

  1 Year ...........................                4.98%

7-Day Current Yield:                                5.50%

Inception Date:                                    12/5/89

--------------------------------------------------------------------------------
Net Assets:                                $558.0 million(3)
--------------------------------------------------------------------------------

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on pages 4 and 7. Investment terms are defined in the Glossary on pages 22-23.

Capital Preservation

o Capital Preservation continued to perform well versus its peers while providing more yield than the average U.S. Treasury money market fund tracked by Lipper Inc. (See page 4 for detailed performance comparisons.)

o Capital Preservation's yield rose sharply during the year ended March 31, 2000, thanks primarily to five short-term interest rate hikes by the Federal Reserve (the Fed).

o In that rising rate environment, we generally kept Capital Preservation's weighted average maturity in a range of 50 to 60 days, roughly neutral to the Lipper group.

o We built up the portfolio's exposure to Treasury bills--the most liquid type of security--while reducing its Treasury note holdings.

o We think it very likely that the Fed will adjust rates higher, especially if the economy continues to grow at such a robust pace. So we're positioning the portfolio for just such a scenario.

Government Agency

o Government Agency continued to perform well versus its peers, providing higher total returns and yields than average. (See page 7 for detailed performance comparisons.)

o Five rate hikes by the Federal Reserve (the Fed) were at the heart of Government Agency's higher yield.

o The catalysts for the Fed's rate hikes were overly robust U.S. economic growth and tight labor markets, combined with recent evidence that inflation may be rising.

o Government Agency's weighted average maturity declined late in 1999, when we enhanced the fund's liquidity with overnight securities as a Y2K precaution, but was roughly in line with the fund's peers by February.

o We think it very likely that the Fed will adjust rates higher, especially if the economy continues to grow at such a robust pace. So we're positioning the portfolio for just such a scenario.


2 1-800-345-2021

Money Market Funds -- Frequently Asked Questions
--------------------------------------------------------------------------------

Can I make direct deposits into my money market fund account?

      Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

What is the holding period on new deposits into my account?

      There is a 10-business-day holding period for deposited funds -- including your initial investment in a new account. There is a one-business-day holding period for wire transfers.

Is there a cost for writing checks on my money market account?

      As long as each check is for $100 or more, you can write as many checks as you like at no charge.

How can I keep track of my money market fund transactions between account statements?

      You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

      You can keep tabs on your investments by:

o     visiting our Web site at www.americancentury.com*

o     using our Automated Information Line (1-800 -345-8765)*

o calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

Why does my money fund yield fluctuate?

      Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

      Keep in mind that no money market fund is guaranteed or insured by the U.S. government. And although money funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

If you have any questions about our money market funds, call us toll free at 1-800-345-2021 or e-mail us at our Web site, www.americancentury.com.

A faster and easier way to deposit mutual fund distributions

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

o You can have distributions deposited directly into your money market account. The money will be deposited the same day that the distributions are paid.

o Distributions can be sent electronically to your bank account. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.

* Before you can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, you first must have provided us with written authorization to do so.


                                                       www.americancentury.com 3

Capital Preservation -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000




                          --------------------------------------------------------------------------
                             Capital             90-Day          U.S. Treasury Money Market Funds(2)
                          Preservation      Treasury Bill Index    Average Return  Fund's Ranking
                          --------------------------------------------------------------------------

6 Months(1) .............     2.41%               2.67%                 2.34%                --

1 Year ..................     4.63%               5.03%                 4.45%       23 out of 92

----------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------------------

3 Years .................     4.80%               4.97%                 4.60%       16 out of 82

5 Years .................     4.88%               5.10%                 4.74%       16 out of 72

10 Years ................     4.66%               4.90%                 4.56%        5 out of 22

The fund's inception date was 10/13/72.
(1)   Returns for periods less than one year are not annualized.
(2) According to Lipper Inc., an independent mutual fund ranking service. See pages 21-22 for more information about returns and Lipper fund rankings.

Portfolio at a Glance

-----------------------------------------
                      3/31/00     3/31/99
-----------------------------------------

Number of Securities    21           20

Weighted Average
   Maturity          56 days      64 days

Expense Ratio         0.48%        0.48%


Yields as of March 31, 2000
-----------------------------------------

-----------------------------------------

7-Day Current Yield                 5.28%

7-Day Effective Yield               5.41%

Investment terms are defined in the Glossary on pages 22-23.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4 1-800-345-2021

Capital Preservation -- Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Beth Bunnell Hunter, a portfolio manager on the Capital Preservation fund investment team.

How did Capital Preservation perform for the fiscal year ended March 31, 2000?

      Capital Preservation continued to perform well versus its peers. The fund's one-year total return of 4.63% outpaced the 4.45% average return of the 92 "U.S. Treasury Money Market Funds" tracked by Lipper Inc. The fund's longer-term performance was equally impressive -- Capital Preservation's three- and five-year returns ranked the fund in the top 25% of its peer group. (See page 4 for other performance comparisons.)

      The fund's yield also remained competitive. Capital Preservation's seven-day effective yield of 5.41% on March 31 was higher than the 5.13% average yield of its Lipper peers.

Speaking of Capital Preservation's seven-day effective yield, it rose from 4.26% to 5.41% during the year. What sparked that increase?

      Five rate hikes by the Federal Reserve (the Fed) were at the heart of Capital Preservation's higher yield. Robust U.S. economic growth and tight labor markets helped fuel the Fed's decision to raise the federal funds rate target -- an influential overnight bank lending rate -- from 4.75% to 6.00%. As Capital Preservation's investments matured, we replaced them with higher-yielding securities.

Given that rising interest rate environment, how did you position the portfolio?

      Over the last six months, we generally kept Capital Preservation's weighted average maturity (WAM) in a range of 50 to 60 days, roughly neutral to the Lipper group. We positioned the fund defensively toward year-end, extending Capital Preservation's WAM to decrease the fund's exposure to highly volatile overnight investment rates. But by mid-February we had shortened back to roughly neutral.

      From a security-type standpoint, we built up the portfolio's exposure to Treasury bills -- the most liquid type of security -- heading into Y2K, just in case redemptions were unusually high. In the process, we reduced the fund's Treasury note position and kept the mix of bills and notes close to that year-end position through the end of March.

What is your interest rate outlook, and what are your plans for the portfolio?

      We think it very likely that the Fed will adjust rates higher, especially if the economy continues to grow at such a robust pace. So we're positioning the portfolio for just such a scenario. That means we will probably maintain the portfolio's fairly neutral WAM for now, while continuing to monitor the relative values of Treasury bills and notes, adding to or subtracting from the portfolio's position in these securities when it seems appropriate.

"Capital Preservation's seven-day effective yield of 5.41% on March 31 was higher than the 5.13% average yield of its Lipper peers."

Types of Investments in the Portfolio

[The following graph was depicted as a pie chart in the printed material.]

--------------------------------------------
                        As of March 31, 2000
--------------------------------------------

o  Treasury Bills                       91%

o  Treasury Notes                        9%

[The following graph was depicted as a pie chart in the printed material.]

------------------------------------------------
                        As of September 30, 1999
------------------------------------------------

o  Treasury Bills                       61%

o  Treasury Notes                       35%

o  Zero-Coupon U.S.
   Treasury Securities                   4%

Investment terms are defined in the Glossary on pages 22-23.

                                                       www.americancentury.com 5

Capital Preservation -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 U.S. TREASURY BILLS(1) --  91.3%
--------------------------------------------------------------------------------
$25,000,000 U.S. Treasury Bills, 4.95%,
              4/13/00                                           $     24,958,750
377,000,000 U.S. Treasury Bills, 5.91%-6.00%,
              4/18/00                                                375,938,919
250,000,000 U.S. Treasury Bills, 4.98-5.98%,
              4/20/00                                                249,236,927
439,000,000 U.S. Treasury Bills, 5.09%-5.70%,
              4/27/00                                                437,233,160
250,000,000 U.S. Treasury Bills, 5.22%-5.59%,
              5/4/00                                                 248,767,312
150,000,000 U.S. Treasury Bills, 5.20%-5.55%,
              5/11/00                                                149,125,833
500,000,000 U.S. Treasury Bills, 5.22%-5.57%,
              5/18/00                                                496,432,569
125,000,000 U.S. Treasury Bills, 5.42%-5.43%,
              5/25/00                                                123,982,437
 50,000,000 U.S. Treasury Bills, 5.33%, 6/1/00                        49,548,007
100,000,000 U.S. Treasury Bills, 5.31-5.69%,
              6/8/00                                                  98,961,111
150,000,000 U.S. Treasury Bills, 5.39%-5.74%,
              6/15/00                                                148,245,833
 50,000,000 U.S. Treasury Bills, 5.76%,
              6/22/00                                                 49,344,569
100,000,000  U.S. Treasury Bills, 5.53%-5.56%,
              7/20/00                                                 98,310,278
100,000,000 U.S. Treasury Bills, 5.55%,
              7/27/00                                                 98,365,833
 50,000,000 U.S. Treasury Bills, 5.80%,
              9/7/00                                                  48,718,062
 50,000,000 U.S. Treasury Bills, 5.86%,
              9/14/00                                                 48,647,792
100,000,000 U.S. Treasury Bills, 5.90%,
              9/21/00                                                 97,197,500
 50,000,000 U.S. Treasury Bills, 5.84%,
              10/12/00                                                48,426,444
                                                                  --------------
TOTAL U.S. TREASURY BILLS                                          2,891,441,336
                                                                  --------------
--------------------------------------------------------------------------------
 U.S. TREASURY NOTES(1) --  8.7%
--------------------------------------------------------------------------------
127,000,000 U.S. Treasury Notes, 6.75%,
              4/30/00                                                127,103,939
 50,000,000 U.S. Treasury Notes, 6.25%,
              8/31/00                                                 49,994,254
100,000,000 U.S. Treasury Notes, 5.50%,
              12/31/00                                                99,363,578
                                                                  --------------
TOTAL U.S. TREASURY NOTES                                            276,461,771
                                                                  --------------
TOTAL INVESTMENT SECURITIES -- 100.0%                             $3,167,903,107
                                                                  ==============

Notes to Schedule of Investments

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

6 1-800-345-2021                               See Notes to Financial Statements

Government Agency -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                              ------------------------------------------------------------------------------------------------------
                                                  Investor Class (inception 12/5/89)                           Advisor Class
                                                                                                            (inception 4/12/99)
                              ------------------------------------------------------------------------------------------------------
                                                                   U.S. Government Money Market
                                                                                Funds(2)                                90-Day
                                Government         90-Day                                                Government  Treasury Bill
                                   Agency     Treasury Bill Index     Average Return   Fund's Ranking      Agency        Index

6 Months(1)......                  2.62%             2.67%                2.48%                    --       2.50%        2.67%

1 Year ..........                  4.98%             5.03%                4.70%         19 out of 125         --           --

------------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

3 Years .........                  5.01%             4.97%                4.82%         22 out of 109         --           --

5 Years .........                  5.05%             5.10%                4.90%          23 out of 98         --           --

10 Years ........                  4.86%             4.90%                4.64%           6 out of 51         --           --

Life of Fund.....                  4.97%             5.00%(3)             4.71%(4)        4 out of 48(4)    4.58%(1)     5.03%(5)

(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 11/30/89, the date nearest the class's inception for which data are available.
(4) Since 12/31/89, the date nearest the class's inception for which data are available.
(5) Since 3/31/99, the date nearest the class's inception for which data are available.
See pages 20-22 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

Portfolio at a Glance

---------------------------------------
                     3/31/00    3/31/99
---------------------------------------

Number of Securities    45         37

Weighted Average
   Maturity             48 days    73 days

Expense Ratio (for
   Investor Class)    0.48%      0.48%

Yields as of March 31, 2000

-------------------------------------
                       Investor Class
-------------------------------------

7-Day Current Yield        5.50%

7-Day Effective Yield      5.65%

Investment terms are defined in the Glossary on pages 22-23.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                       www.americancentury.com 7

Government Agency -- Q&A
--------------------------------------------------------------------------------

"Five rate hikes by the Federal Reserve were at the heart of Government Agency's higher yield."

Types of Investments in the Portfolio

[The following graph was depicted as a pie chart in the printed material.]

---------------------------------------------------
                               As of March 31, 2000
---------------------------------------------------

o     Government Agency Discount Notes          47%

o     Floating-Rate Agency Notes                36%

o     Government Agency Notes                   15%

o     Treasury Bills                             2%

[The following graph was depicted as a pie chart in the printed material.]

---------------------------------------------------
                           As of September 30, 1999
---------------------------------------------------

o     Government Agency Discount Notes          40%

o     Floating-Rate Agency Notes                48%

o     Government Agency Notes                   12%

Investment terms are defined in the Glossary on pages 22-23.

      An interview with Beth Bunnell Hunter (pictured on page 5), a portfolio manager on the Government Agency fund investment team.

How did Government Agency perform for the fiscal year ended March 31, 2000?

      Government Agency continued to perform well versus its peers. The fund's one-year total return of 4.98%* solidly outpaced the 4.70% average return of the 125 "U.S. Government Money Market Funds" tracked by Lipper Inc. Based on that performance, the fund ranked in the top 20% of its Lipper group. (See page 7 for other performance comparisons.)

      The fund's yield also remained competitive. Government Agency's seven-day effective yield of 5.65% on March 31 was higher than the 5.34% average yield of its Lipper peers.

Speaking of Government Agency's seven-day effective yield, it rose from 4.47% to 5.65% during the year. What sparked that increase?

      Five rate hikes by the Federal Reserve (the Fed) were at the heart of Government Agency's higher yield. The Fed raised the federal funds rate target (an influential overnight bank lending rate) from 4.75% to 6.00%. As Government Agency's investments matured, we replaced them with higher-yielding securities.

What prompted the Fed to raise rates?

      The catalysts for the Fed's actions were overly robust U.S. economic growth and tight labor markets. These two factors generally can spark inflationary pressures. And although consumer prices were surprisingly well behaved for most of the period, recent evidence indicates that inflation may be rising.

Given that environment, what types of securities did you favor?

      We added floating-rate agency notes late in 1999, when they began offering very attractive yields due in part to the market's Y2K concerns. Many investors hesitated to buy securities whose yields were tied to Treasury bills because they expected Treasury yields to fall sharply as demand rose in anticipation of Y2K. We viewed this situation as an opportunity to lock in very attractive yields for the fund, and as its performance for the period shows, that choice proved timely.

How did those decisions affect the portfolio's weighted average maturity (WAM)?

      Government Agency's WAM declined late in 1999, when we enhanced the fund's liquidity with overnight securities as a Y2K precaution. We began lengthening again by late January, adding one-year agency securities at prices that seemed to reflect future Fed tightenings. From February on, the fund's WAM remained fairly neutral to the Lipper group, in a range of 40 to 50 days.

What is your interest rate outlook, and what are your plans for the portfolio?

      We think it very likely that the Fed will adjust rates higher, especially if the economy continues to grow at such a robust pace. So we're positioning the portfolio for just such a scenario. That means we will probably maintain the portfolio's fairly neutral WAM for now, while continuing to monitor the relative values of agency securities, adding to or subtracting from the portfolio's positions as conditions warrant.


8 1-800-345-2021  * All fund returns and yields referenced in this interview are for Investor Class shares.

Government Agency -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                             Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. TREASURY BILLS(1) -- 2.4%
--------------------------------------------------------------------------------

$13,000,000 U.S. Treasury Bills, 6.01%,
              4/18/00                                              $  12,963,128
                                                                    ------------
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) --  46.7%
--------------------------------------------------------------------------------

  8,000,000 FFCB Discount Notes, 5.70%,
              4/14/00                                                  7,983,533
 12,950,000 FFCB Discount Notes, 5.85%,
              6/1/00                                                  12,821,633
  5,000,000 FFCB Discount Notes, 5.94%,
              1/2/01                                                   4,772,300
  9,200,000 FHLB Discount Notes, 6.05%,
              4/3/00                                                   9,196,908
  1,839,000 FHLB Discount Notes, 5.53%,
              4/7/00                                                   1,837,305
 30,000,000 FHLB Discount Notes,
              5.72%-5.85%, 4/12/00                                    29,947,170
 35,000,000 FHLB Discount Notes,
              5.67%-5.72%, 4/14/00                                    34,928,138
 11,230,000 FHLB Discount Notes, 5.73%,
              4/19/00                                                 11,197,826
  6,000,000 FHLB Discount Notes, 5.58%,
              4/20/00                                                  5,982,321
 28,776,000 FHLB Discount Notes,
              5.53%-5.75%, 4/26/00                                    28,661,673
  4,021,000 FHLB Discount Notes, 5.57%,
              4/28/00                                                  4,004,203
 29,862,000 FHLB Discount Notes,
              5.76%-5.85%, 6/2/00                                     29,562,669
 14,000,000 FHLB Discount Notes, 5.92%,
              6/14/00                                                 13,829,636
 17,782,000 FHLB Discount Notes, 5.78%,
              7/12/00                                                 17,490,790
 10,000,000 FHLB Discount Notes, 5.78%,
              7/21/00                                                  9,821,938
  2,153,000 FHLB Discount Notes, 6.09%,
              8/16/00                                                  2,103,102
  5,331,000 FHLB Discount Notes, 6.09%,
              8/18/00                                                  5,205,646
 20,000,000 FHLB Discount Notes, 6.16%,
              9/22/00                                                 19,404,630
  4,000,000 FHLB Discount Notes, 5.95%,
              1/8/01                                                   3,813,567
  5,000,000 FHLB Discount Notes, 6.06%,
              2/9/01                                                   4,735,717
                                                                    ------------

TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES                                                257,300,705
                                                                    ------------
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES(1) --  50.9%
--------------------------------------------------------------------------------

  4,331,000 FFCB, 5.68%, 5/1/00                                        4,329,776
  1,300,000 FFCB, 5.37%, 2/7/01                                        1,286,117
  1,000,000 FFCB MTN, 5.53%, 7/17/00                                     998,441
  1,000,000  FFCB MTN, 5.80%, 10/10/00                                   997,974
 15,000,000 FFCB MTN, VRN, 5.88%,
              4/3/00, resets quarterly off the
              3-month T-Bill rate plus 0.42%
              with no caps                                            15,000,037
 23,000,000 FFCB MTN, VRN, 6.18%,
              4/3/00, resets monthly off the
              3-month T-Bill rate plus 0.36%
              with no caps                                            22,999,813
 10,000,000 FHLB, 5.05%, 4/26/00                                       9,999,704
  7,000,000 FHLB, 5.08%, 4/28/00                                       6,995,950
  2,000,000 FHLB, 6.59%, 5/8/00                                        2,001,460
  5,000,000 FHLB, 5.125%, 5/19/00                                      4,993,491
  5,700,000 FHLB, 5.14%, 5/24/00                                       5,700,000
  4,000,000 FHLB, 5.20%, 5/26/00                                       4,000,000
 10,000,000 FHLB, 5.51%, 6/22/00                                      10,000,000
 15,000,000 FHLB, 5.56%, 7/14/00                                      14,979,076
 10,000,000 FHLB, 5.00%, 8/23/00                                       9,952,027
  7,255,000 FHLB, 6.375%, 1/24/01                                      7,253,993
  9,000,000 FHLB, VRN, 6.35%, 4/5/00,
              resets weekly off the 3-month
              T-Bill rate plus 0.46% with
              no caps                                                  9,000,000
 25,000,000 FHLB, VRN, 6.42%, 4/5/00,
              resets weekly off the 3-month
              T-Bill rate plus 0.53% with
              no caps                                                 24,992,747
  5,000,000 FHLB, VRN, 5.87%, 5/12/00,
              resets quarterly off the 3-month
              LIBOR minus 0.225% with
              no caps                                                  5,000,000
 16,000,000 SLMA, VRN, 6.34%, 4/4/00,
              resets weekly off the 3-month
              T-Bill rate plus 0.45% with
              no caps                                                 15,993,445
 25,000,000 SLMA MTN, VRN, 6.34%,
              4/4/00, resets weekly off the
              3-month T-Bill rate plus 0.45%
              with no caps                                            24,998,508
 25,500,000 SLMA, VRN, 6.39%, 4/4/00,
              resets weekly off the 3-month
              T-Bill rate plus 0.50% with
              no caps                                                 25,515,788
 40,000,000 SLMA MTN, VRN, 6.39%,
              4/4/00, resets weekly off the
              3-month T-Bill rate plus 0.50%
              with no caps                                            39,988,139
 13,500,000 SLMA MTN, VRN, 6.49%,
              4/4/00, resets weekly off the
              3-month T-Bill rate plus 0.60%
              with no caps                                            13,503,326
                                                                    ------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    280,479,812
                                                                    ------------

TOTAL INVESTMENT SECURITIES --  100.0%                              $550,743,645
                                                                    ============


See Notes to Financial Statements                      www.americancentury.com 9

Government Agency -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

      MARCH 31, 2000

      Notes to Schedule of Investments

      FFCB = Federal Farm Credit Bank
      FHLB = Federal Home Loan Bank
      LIBOR = London Interbank Offered Rate
      MTN = Medium Term Note
      SLMA = Student Loan Marketing Association
      VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective March 31, 2000.
      resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
      (1) The rates for U.S. Treasury Bills and U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.


10 1-800-345-2021                              See Notes to Financial Statements

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000                                                                        CAPITAL          GOVERNMENT
                                                                                   PRESERVATION          AGENCY
---------------------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------------------
Investment securities, at value (amortized cost and
  cost for federal income tax purposes) .....................................     $3,167,903,107     $ 550,743,645
Cash ........................................................................          7,896,246         4,007,982
Receivable for investments sold .............................................        361,094,283                --
Interest receivable .........................................................         10,254,491         3,429,632
                                                                                  --------------     -------------
                                                                                   3,547,148,127       558,181,259
                                                                                  --------------     -------------

---------------------------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Payable for investments purchased ...........................................        195,563,333                --
Accrued management fees (Note 2) ............................................          1,332,214           219,299
Distribution fees payable (Note 2) ..........................................                 --               556
Service fees payable (Note 2) ...............................................                 --               556
Payable for trustees' fees and expenses .....................................             15,041             2,482
Accrued expenses and other liabilities ......................................                912               470
                                                                                  --------------     -------------
                                                                                     196,911,500           223,363
                                                                                  --------------     -------------
Net Assets ..................................................................     $3,350,236,627     $ 557,957,896
                                                                                  ==============     =============

---------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------
Capital paid in .............................................................     $3,350,189,770     $ 557,958,274
Accumulated undistributed net realized gain (loss)
  on investment transactions ................................................             46,857              (378)
                                                                                  --------------     -------------
                                                                                  $3,350,236,627     $ 557,957,896
                                                                                  ==============     =============
Investor Class
Net assets ..................................................................     $3,350,236,627     $ 555,374,346
Shares outstanding ..........................................................      3,350,189,770       555,374,723
Net asset value per share ...................................................     $         1.00     $        1.00
Advisor Class
Net assets ..................................................................                N/A     $   2,583,550
Shares outstanding ..........................................................                N/A         2,583,551
Net asset value per share ...................................................                N/A     $        1.00


See Notes to Financial Statements                     www.americancentury.com 11

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000                                      CAPITAL               GOVERNMENT
                                                             PRESERVATION              AGENCY
------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------------------------------

Income:
Interest ...............................................     $165,668,025           $ 28,592,975
                                                             ------------           ------------

Expenses (Note 2):
Management fees ........................................       15,702,285              2,519,259
Distribution fees --  Advisor Class ....................               --                  4,827
Service fees --  Advisor Class .........................               --                  4,827
Trustees' fees and expenses ............................           91,538                 14,472
                                                             ------------           ------------
                                                               15,793,823              2,543,385
                                                             ------------           ------------

Net investment income ..................................      149,874,202             26,049,590
                                                             ------------           ------------

Net realized gain (loss) on investments ................          788,434                   (378)
                                                             ------------           ------------

Net Increase in Net Assets Resulting from Operations ...     $150,662,636           $ 26,049,212
                                                             ============           ============


12 1-800-345-2021                              See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999

                                                        ---------------------------------------------------------------------------
                                                                   GOVERNMENT AGENCY                     CAPITAL PRESERVATION
                                                        ---------------------------------------------------------------------------
Increase in Net Assets                                         2000                 1999               2000                1999
-----------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income .............................     $   149,874,202      $   144,619,496      $  26,049,590      $  24,050,822
Net realized gain (loss) on investments ...........             788,434            2,730,059               (378)            33,582
                                                        ---------------      ---------------      -------------      -------------
Net increase in net assets resulting
  from operations .................................         150,662,636          147,349,555         26,049,212         24,084,404
                                                        ---------------      ---------------      -------------      -------------
-----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Investor Class ..................................        (149,874,202)        (144,619,496)       (25,960,326)       (24,050,822)
  Advisor Class ...................................                  --                   --            (89,264)                --
From net realized gains on investment transactions:
  Investor Class ..................................            (741,577)          (2,673,276)                --            (11,109)
                                                        ---------------      ---------------      -------------      -------------
Decrease in net assets
  from distributions ..............................        (150,615,779)        (147,292,772)       (26,049,590)       (24,061,931)
                                                        ---------------      ---------------      -------------      -------------
-----------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 3)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  capital share transactions ......................          25,384,830          180,164,550         30,116,273         40,028,181
                                                        ---------------      ---------------      -------------      -------------

Net increase in net assets ........................          25,431,687          180,221,333         30,115,895         40,050,654
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period ...............................       3,324,804,940        3,144,583,607        527,842,001        487,791,347
                                                        ---------------      ---------------      -------------      -------------
End of period .....................................     $ 3,350,236,627      $ 3,324,804,940      $ 557,957,896      $ 527,842,001
                                                        ===============      ===============      =============      =============


See Notes to Financial Statements                     www.americancentury.com 13

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------

1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Capital Preservation Fund (Capital Preservation) and Government Agency Money Market Fund (Government Agency) (the funds) are two of the eight funds issued by the trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

      Multiple Class -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Government Agency commenced on April 12, 1999. Sale of the Advisor Class for Capital Preservation had not commenced as of March 31, 2000.

      Security Valuations -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Forward Commitments -- Periodically, the funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. Capital Preservation had receivables on forward commitment transactions of $361,094,283. The funds take possession of any security they purchase in these transactions. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

      Income Tax Status -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

      At March 31, 2000, Government Agency had accumulated net realized capital loss carryovers of $22,516 (expiring in 2003 through 2006) which may be used to offset future taxable gains.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2000, the effective annual Investor Class management fee for the funds was 0.48%.

      The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensa-


14 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

tion for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by Government Agency under the plan during the year ended March 31, 2000, were $9,654.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the trust.

      Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------

3. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                            ------------------------------------------------------------------------
                                                   CAPITAL PRESERVATION                     GOVERNMENT AGENCY
                                            ------------------------------------------------------------------------

                                                Shares               Amount             Shares             Amount
--------------------------------------------------------------------------------------------------------------------
 INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
Year ended March 31, 2000
Sold ..................................      2,329,319,665      $ 2,329,319,665       430,818,658      $ 430,818,658
Issued in reinvestment of distributions        143,840,428          143,840,428        24,964,176         24,964,176
Redeemed ..............................     (2,447,775,263)      (2,447,775,263)     (428,250,112)      (428,250,112)
                                            --------------       --------------      ------------       ------------
Net increase ..........................         25,384,830      $    25,384,830        27,532,722      $  27,532,722
                                            ==============       ==============      ============       ============
Year ended March 31, 1999
Sold ..................................      2,907,552,494      $ 2,907,552,494       431,797,001      $ 431,797,001
Issued in reinvestment of distributions        140,391,935          140,391,935        23,167,326         23,167,326
Redeemed ..............................     (2,867,779,879)      (2,867,779,879)     (414,936,146)      (414,936,146)
                                            --------------       --------------      ------------       ------------
Net increase ..........................        180,164,550      $   180,164,550        40,028,181      $  40,028,181
                                            ==============       ==============      ============       ============
--------------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
Period ended March 31, 2000(1)
Sold ..................................                                                22,561,363      $  22,561,363
Issued in reinvestment of distributions                                                    89,271             89,271
Redeemed ..............................                                               (20,067,083)       (20,067,083)
                                                                                      -----------        -----------
Net increase ..........................                                                 2,583,551      $   2,583,551
                                                                                     ============       ============

(1) April 12, 1999 (commencement of sale) through March 31, 2000.


                                                      www.americancentury.com 15

Capital Preservation -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), and expense ratio (operating expenses as a percentage of average net assets).

                                                                For a Share Outstanding Throughout the Years Ended March 31

                                                2000             1999             1998             1997             1996

---------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...     $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                             ----------       ----------       ----------       ----------       ----------
Income From Investment Operations
  Net Investment Income ................           0.05             0.05             0.05             0.05             0.05
                                             ----------       ----------       ----------       ----------       ----------
Distributions
  From Net Investment Income ...........          (0.05)           (0.05)           (0.05)           (0.05)           (0.05)
                                             ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period .........     $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                             ==========       ==========       ==========       ==========       ==========
  Total Return(1) ......................           4.63%            4.72%            5.06%            4.82%            5.21%

---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
  Average Net Assets(2) ................           0.48%            0.48%            0.49%            0.49%            0.51%
Ratio of Net Investment Income
  to Average Net Assets ................           4.51%            4.53%            4.90%            4.66%            5.07%
Net Assets, End of Period
  (in thousands) .......................     $3,350,237       $3,324,805       $3,144,584       $2,978,015       $3,077,558

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.
(2) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.


16 1-800-345-2021                              See Notes to Financial Statements

Government Agency -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), and expense ratio (operating expenses as a percentage of average net assets).

                                                                  For a Share Outstanding Throughout the Years Ended March 31

                                                         --------------------------------------------------------------------
                                                                                    Investor Class
                                                         --------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996

-----------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                         --------       --------       --------       --------       --------
Income From Investment Operations

  Net Investment Income ............................         0.05           0.05           0.05           0.05           0.05
                                                         --------       --------       --------       --------       --------
Distributions

  From Net Investment Income .......................         0.05)         (0.05)         (0.05)         (0.05)         (0.05)
                                                         --------       --------       --------       --------       --------
Net Asset Value, End of Period .....................     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                         ========       ========       ========       ========       ========

  Total Return(1) ..................................         4.98%          4.91%          5.14%          4.89%          5.35%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets(2)         0.48%          0.48%          0.51%          0.57%          0.51%
Ratio of Net Investment Income to Average Net Assets         4.88%          4.79%          5.02%          4.76%          5.20%
Net Assets, End of Period (in thousands) ...........     $555,374       $527,842       $487,791       $470,759       $503,328

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.
(2) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.


See Notes to Financial Statements                     www.americancentury.com 17

Government Agency--Financial Highlights
--------------------------------------------------------------------------------

                         For a Share Outstanding Throughout the Period Indicated

                                                 -------------------------------
                                                        Advisor Class
                                                 -------------------------------
                                                            2000(1)
--------------------------------------------------------------------------------
 PER-SHARE DATA
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............     $    1.00
                                                         ---------

Income From Investment Operations

  Net Investment Income ............................          0.04
                                                         ---------

Distributions

  From Net Investment Income .......................         (0.04)
                                                         ---------

Net Asset Value, End of Period .....................     $    1.00
                                                         =========

  Total Return(2) ..................................          4.58%

--------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..          0.73%(3)

Ratio of Net Investment Income to Average Net Assets          4.66%(3)

Net Assets, End of Period (in thousands) ...........     $   2,584

(1) April 12, 1999 (commencement of sale) through March 31, 2000.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3) Annualized.


18 1-800-345-2021                              See Notes to Financial Statements

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Capital Preservation Fund and the Government Agency Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund and the Government Agency Money Market Fund (two of the eight funds in the American Century Government Income Trust hereafter referred to as the "Funds") at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 8, 2000


                                                      www.americancentury.com 19

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

Share Classes

      Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares. The Advisor Class had not commenced as of March 31, 2000, for Capital Preservation.

      Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to with hold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20 1-800-345-2021

Background Information
--------------------------------------------------------------------------------

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      Capital Preservation seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

      Government Agency seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

      An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

Comparative Indices

      The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

      The 90-Day Treasury Bill Index is derived from secondary market interest rates published by the Federal Reserve Bank.

Lipper Rankings

      Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

      The Lipper categories for the U.S. Treasury and government money market funds are:

      U.S. Treasury Money Market Funds (Capital Preservation) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

      U.S. Government Money Market Funds (Government Agency) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Investment Team Leaders

--------------------
Capital Preservation
--------------------
Beth Bunnell Hunter

--------------------
Government Agency
--------------------
Beth Bunnell Hunter


                                                      www.americancentury.com 21

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

Yields

o 7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

Portfolio Statistics

o Number of Securities --the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Share holders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Money Market Securities

o Floating-Rate Agency Notes (Floaters) -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank) whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR).

o U.S. Government Agency Notes -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 397 days or less.

o U.S. Government Agency Discount Notes -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

o U.S. Treasury Bills (T-bills)-- short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

o U.S. Treasury Notes (T-notes) -- intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 397 days or less.

Other Short-Term Investments

o Dollar Rolls -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund actually takes possession and ownership of the security until the sale date.

o Repurchase Agreements (Repos) -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.


22 1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

o Aggressive-- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                      www.americancentury.com 23

                              INVESTMENT OBJECTIVE

----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond



----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free




----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[LOGO] AMERICAN CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored Retirement Plans
1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies
1-800-345-6488

American Century Government Income Trust

Investment Manager

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Who we are                                                     [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.
--------------------------------------------------------------------------------

                                                               -----------------
American Century Investments                                       BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
www.americancentury.com                                            COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-ANN-20572                       (C)2000 American Century Services Corporation

March 31, 2000

                  A M E R I C A N  C E N T U R Y (R)

                      Annual Report

                      [GRAPHIC OMITTED]

                      Inflation-Adjusted Treasury

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

Inflation-Adjusted Treasury
--------------------------------------------------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

      They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals -- short-term and long-term. Fund Advisor helps you:

Get organized.

      Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

      Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This innovative service brings expert guidance directly to you based on your needs, your goals and your life.

Get control.

      Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

      Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

      To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

      o     Your OnePIN to log in to Fund Advisor

      o     Your latest tax return

      o     Your most recent investment account statements

      To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

* Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

      Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

      o     Receive links to documents by email

      o Download select documents and file electronically to save space in your file cabinets

      o     Read documents at your convenience

      To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

      The year ended March 31, 2000, was a rewarding one for inflation-indexed bond investors. Strong U.S. economic growth and rising inflation led the Federal Reserve to raise short-term interest rates five times between June 1999 and March 2000, putting pressure on U.S. bond prices.

      This is the type of environment for which inflation-indexed bonds were created. With inflation on the rise and conventional bonds suffering price declines, inflation-indexed bonds held their value and benefited from healthy inflation adjustments. For the one-year period, inflation-indexed Treasury bonds were the best-performing U.S. bond sector, and they were second only to emerging-market bonds on a global scale.

      The current market conditions reinforce the importance of a diversified investment portfolio. Investing in different types of stock and bond funds can help cushion your portfolio against the effects of a decline in any single investment. Investors' need for diversification was one reason why we created the Inflation-Adjusted Treasury fund, the first of its kind.

      Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf -- to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly -- acknowledgements like this allow us to recruit talented and dedi cated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

                                Table of Contents

 Report Highlights ........................................................    2

 Market Perspective .......................................................    3

Inflation-Adjusted Treasury

 Performance Information ..................................................    4

 Management Q&A ...........................................................    5

 Portfolio at a Glance ....................................................    5

 Yields ...................................................................    5

 Types of Investments .....................................................    6

 Schedule of Investments ..................................................    7

Financial Statements

 Statement of Assets and Liabilities ......................................    8

 Statement of Operations ..................................................    9

 Statements of Changes in Net Assets ......................................   10

 Notes to Financial Statements ............................................   11

 Financial Highlights .....................................................   14

 Report of Independent Accountants ........................................   16

Other Information

 Share Class and Retirement Account Information ..........................   17

 Background Information

    Investment Philosophy and Policies ....................................   18

    Comparative Indices ...................................................   18

    Investment Team Leaders ...............................................   18

 Glossary .................................................................   19


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Inflation-Adjusted Treasury(1)
--------------------------------------------------------------------------------

  Total Returns:                                             AS OF 3/31/00

     6 Months .............................................      3.90%(2)
     1 Year ...............................................      5.52%

  30-Day SEC Yield:                                              5.67%

  Inception Date:                                                2/10/97

  Net Assets:                                                $18.8 million(3)

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 19-20.

Market Perspective

o Treasury inflation-indexed securities (TIIS) were the top-performing sector in the U.S. bond market during the year ended March 31, 2000.

o U.S. inflation increased by 3.7%, mainly because of a dramatic rise in energy prices.

o In response to rising inflation, the Federal Reserve raised short-term interest rates five times in nine months.

o Reduced issuance of Treasury bonds -- the result of a federal budget surplus -- boosted the performance of TIIS.

o The Treasury eliminated one auction of 30-year TIIS per year, leaving two 10-year auctions and one 30-year auction of TIIS annually.

o The principal adjustments for TIIS, based on the change in the consumer price index, totaled 3.67% during the one-year period.

Fund Performance

o Inflation-Adjusted Treasury's performance reflected the strong performance of TIIS during the fiscal year.

o The fund trailed its benchmark index because of the fund's government agency bond, which made up about 25% of the portfolio.

o The reduced supply of Treasury bonds, combined with increased supply of agency bonds, caused Treasurys to outperform agency securities by a wide margin.

Fund Strategy

o We overweighted 10-year TIIS in the fund because they were the highest-yielding bonds in the TIIS market.

o We kept the fund's duration (a measure of price volatility as interest rates change) close to the nine-year duration of the benchmark index.

Outlook

o     The inflation rate rose from 1.5% to 3.5% over the past year.

o Although this was largely due to soaring oil prices, we saw a modest increase in other prices as well.

o We expect the inflation rate to drift lower as the Fed raises interest rates more aggressively and oil prices stabilize.

o We think TIIS currently offer a slightly better value than traditional Treasury bonds if, as we expect, inflation is higher than 2.2% going forward.

o We intend to maintain the fund's stake in government agency bonds, which currently offer an extra 60 basis points (0.60%) in yield over TIIS.


2 1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of Randall W. Merk, chief investment officer of fixed income at American Century]

Performance Overview

      Rising inflation boosted the performance of Treasury inflation-indexed securities (TIIS) during the year ended March 31, 2000. In fact, TIIS were the best-performing sector of the U.S. bond market and second only to emerging-market bonds worldwide. The Salomon U.S. Inflation-Linked Index returned 6.39% for the one-year period, while the Salomon Treasury Index returned 3.00%.

Energized Inflation

      TIIS benefited from a significant increase in the inflation rate. The consumer price index (CPI), a widely watched inflation gauge, rose 3.7% dur ing the year ended March 31. This compares to a 1.6% increase in calendar 1998 and a 2.7% increase for calendar 1999.

      The main reason for the faster pace of inflation was a dramatic increase in energy prices. The price of oil tripled between mid-1999 and the early part of 2000. As a result, energy prices soared by nearly 25% over the past year.

      With inflation on the rise, the Federal Reserve took steps to curb it. The Fed raised short-term interest rates five times between June 1999 and March 2000. Although the first three were a reversal of the rate cuts the Fed made in late 1998, the more recent rate hikes were designed to slow down a red-hot U.S. economy, which grew at its fastest rate in 16 years during the fourth quarter of 1999.

      The Fed's actions caused nominal Treasury bond yields to rise, pushing bond prices lower. In contrast, TIIS yields were relatively stable (see the graph below).

Surplus Shrinks Supply

      Another factor affecting the Treasury bond market was the federal budget surplus. The U.S. Treasury took advantage of the surplus to reduce the public debt. One way to do this was to cut back new issuance of Treasury bonds, especially longer-term ones like the 30-year bond.

      In addition, the Treasury began a bond buy-back program in March. The Treasury will periodically buy back its own bonds, mainly those with longer maturities, at market prices. The amounts will depend on the budget surplus and tax receipts, but the Treasury has projected $30 billion in buy-backs for 2000.

      Although the Treasury will only buy back nominal Treasury bonds, the issuance cutbacks had an impact on the TIIS market. The Treasury eliminated one auction of 30-year TIIS per year, leaving two 10-year auctions and one 30-year auction of TIIS annually.

Inflation Adjustment

      Reflecting the increase in the CPI, the inflation adjustments to the principal value of TIIS totaled 3.67% for the one-year period. This is the largest annual inflation adjustment since TIIS were first issued in 1997.

"Inflation-indexed Treasury bonds were the best-performing sector of the U.S. bond market."

10-Year Treasury Yield Comparison

    [The following was depicted as a mountain graph in the printed material.]

                           10-year Nominal Treasury          10-year TIIS Yield

      3/31/1999                      5.28                            3.91
       4/9/1999                      5.04                            3.92
      4/16/1999                      5.22                            3.93
      4/26/1999                      5.25                            3.91
      4/30/1999                      5.36                            3.90
       5/7/1999                      5.54                            3.86
      5/14/1999                      5.68                            3.83
      5/21/1999                      5.60                            3.88
      5/28/1999                      5.71                            3.87
       6/4/1999                      5.89                            3.90
      6/11/1999                      6.10                            3.93
      6/18/1999                      5.92                            4.02
      6/25/1999                      6.11                            4.02
       7/2/1999                      5.92                            3.98
       7/9/1999                      5.93                            4.02
      7/16/1999                      5.77                            4.02
      7/23/1999                      5.92                            4.03
      7/30/1999                      5.99                            4.04
       8/6/1999                      6.11                            4.01
      8/13/1999                      6.12                            4.05
      8/20/1999                      6.01                            4.03
      8/27/1999                      5.98                            4.03
       9/3/1999                      6.03                            4.05
      9/10/1999                      6.02                            4.04
      9/17/1999                      6.00                            4.06
      9/24/1999                      5.89                            4.06
      10/1/1999                      6.15                            4.07
      10/8/1999                      6.19                            4.14
     10/15/1999                      6.25                            4.15
     10/22/1999                      6.36                            4.13
     10/29/1999                      6.13                            4.12
      11/5/1999                      6.01                            4.08
     11/12/1999                      6.01                            4.08
     11/19/1999                      6.12                            4.11
     11/26/1999                      6.20                            4.12
      12/3/1999                      6.24                            4.17
     12/10/1999                      6.11                            4.18
     12/17/1999                      6.37                            4.31
     12/24/1999                      6.48                            4.34
     12/31/1999                      6.53                            4.33
       1/7/2000                      6.59                            4.39
      1/14/2000                      6.74                            4.41
      1/21/2000                      6.83                            4.39
      1/28/2000                      6.70                            4.34
       2/4/2000                      6.61                            4.30
      2/11/2000                      6.79                            4.35
      2/18/2000                      6.69                            4.32
      2/25/2000                      6.53                            4.31
       3/3/2000                      6.56                            4.27
      3/10/2000                      6.59                            4.23
      3/17/2000                      6.38                            4.18
      3/24/2000                      6.42                            4.10
      3/31/2000                      6.22                            4.02

Source: Yield Book

"With inflation on the rise, the Federal Reserve took steps to curb it, raising short-term interest rates five times between June 1999 and March 2000."


                                                       www.americancentury.com 3

Inflation-Adjusted Treasury -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000


                             -----------------------------------   ------------------------------------
                              Investor Class (inception 2/10/97)     Advisor Class (inception 6/15/98)
                             -----------------------------------   ------------------------------------

                                           Salomon                               Salomon
                             Inflation-   Inflation-   Salomon     Inflation-   Inflation-   Salomon
                              Adjusted     Linked      Treasury     Adjusted     Linked      Treasury
                              Treasury      Index       Index        Index       Index        Index

6 Months(1) ..........         3.90%      4.44%         5.80%         3.77%      4.44%         5.80%

1 Year ...............         5.52%      6.39%         3.00%         5.26%      6.39%         3.00%

-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------------------------------

3 Years ..............         4.11%      4.80%         9.99%           --         --            --

Life of Fund .........         3.27%      3.91%(2)      8.55%(2)      4.01%      5.24%(3)      3.04%(3)

(1)   Returns for periods less than one year are not annualized.
(2) Since 1/31/97, the date nearest the class's inception for which data are available.
(3) Since 6/30/98, the date nearest the class's inception for which data are available.
See pages 17-19 for more information about share classes, returns, and the comparative indices.

Growth of $10,000 Over Life of Fund

    [The following was depicted as a mountain graph in the printed material.]

                 Inflation-Adjusted  Salomon Inflation-Linked  Salomon Treasury
                  Treasury $11,125        Index $11,354         Index $12,980

      2/28/1997         10000                10000                   10000
      3/31/1997          9858                 9863                    9756
      6/30/1997          9942                 9953                   10291
      9/30/1997         10076                10097                   10884
     12/31/1997         10160                10215                   11593
      3/31/1998         10198                10251                   11768
      6/30/1998         10315                10383                   12317
      9/30/1998         10549                10673                   13290
     12/31/1998         10510                10615                   13157
      3/31/1999         10542                10672                   12602
      6/30/1999         10670                10814                   12283
      9/30/1999         10707                10872                   12268
     12/31/1999         10688                10869                   12011
      3/31/2000         11125                11354                   12980

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Treasury and Salomon Inflation-Linked indices are provided for comparison. Inflation-Adjusted Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

     [The table below was depicted as a bar graph in its printed material.]


                                     3/97*        3/98          3/99       3/00
                                    --------------------------------------------

Inflation-Adjusted Treasury         -1.42%        3.45%         3.37%      5.52%

Salomon Inflation-Linked Index      -1.37%        3.92%         4.10%      6.39%

* From 2/28/97 (the date nearest the class's inception for which index data are available).


4 1-800-345-2021

Inflation-Adjusted Treasury -- Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Dave Schroeder, a portfolio manager on the Inflation-Adjusted Treasury fund investment team.

How did the fund perform during the year ended March 31, 2000?

      Inflation-Adjusted Treasury posted a very solid return, reflecting the generally healthy performance of Treasury inflation-indexed securities (TIIS). For the fiscal year, the fund returned 5.52%, compared with the 6.39% return of its performance benchmark, the Salomon U.S. Inflation-Linked Index.* (See the previous page for other fund performance comparisons.)

Why did the fund underperform the index?

      The main reason was the fund's holding of a government agency inflation-indexed bond, which made up about 25% of the portfolio. Government agency bonds underperformed Treasury bonds, especially in the last six months.

      The existing supply of longer-term Treasury bonds is expected to shrink going forward, so demand for these securities has been huge in recent months. That's contributed to lower longer-term Treasury yields.

      In contrast, the yields of longer-term government agency bonds rose because of increased supply, as well as concerns that the implicit government guarantee these bonds enjoy may be changed or weakened by congressional legislation.

      As a result, the yield gap between Treasury and agency bonds widened substantially, and Treasurys outperformed agencys by a healthy margin. Although these factors had the most direct impact on nominal Treasury and agency bonds, the effect spilled over into the inflation-indexed market as well.

Do you plan to hold onto Inflation-Adjusted Treasury's government agency bond?

      Absolutely. We think that a change in the government-sponsored status of agency bonds is extremely unlikely. On top of that, government agencies have not issued any inflation-indexed bonds since 1997, so the supply situation is much more favorable than the rest of the agency market.

      The fund's agency bond was issued by the Tennessee Valley Authority (TVA), and we originally bought it a couple of years ago when it offered an extra 20 basis points (0.20%) in yield over TIIS of comparable maturity. This yield advantage widened out to 40 basis points a year ago and 60 basis points by the end of March. As new investments came into the fund, we added to our agency bond to maintain a 25% stake.

      We view it as a pay-me-now-or-pay-me-later proposition -- agency bonds may be producing lagging returns now, but that also means we're getting higher yields going forward. Over the long term, we expect the higher yields of the TVA bond to boost the fund's overall return.

"Inflation-Adjusted Treasury posted a very solid return, reflecting the generally healthy performance of Treasury inflation-indexed securities."

Portfolio at a Glance

--------------------------------------------------------------------------------
                                                  3/31/00              3/31/99
--------------------------------------------------------------------------------

Number of Securities                                 5                    4

Weighted Average
   Maturity                                       12.7 yrs             11.3 yrs

Average Duration                                  8.9 yrs              8.5 yrs

Expense Ratio (for
   Investor Class)                                 0.51%                0.49%

Yields as of March 31, 2000

--------------------------------------------------------------------------------
                                                  Investor             Advisor
                                                   Class                Class
--------------------------------------------------------------------------------

30-Day SEC Yield                                   5.67%                5.42%

Investment terms are defined in the Glossary on pages 19-20.

* All fund returns referenced in this interview are for Investor Class shares.


                                                       www.americancentury.com 5

Inflation-Adjusted Treasury -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

"Despite outperforming the rest of the bond market over the past year, inflation-indexed bonds still offer some value in our opinion."

[The following information was depicted as a pie chart in the printed material.]

Types of Investments in the Portfolio


--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o     U.S. Treasury Securities                                              74%

o     U.S. Government Agency Securities                                     26%

[The following information was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o U.S. Treasury Securities                                                  75%

o U.S. Government Agency Securities                                         25%

Investment terms are defined in the Glossary on pages 19-20.

How did the fund's portfolio change over the past year?

      We shifted to an overweight in 10-year TIIS because they've been offering the highest yields among inflation-indexed Treasury bonds. That probably also contributed a little to the fund's underperformance relative to the index -- we had a corresponding underweight in 30-year TIIS, which were the best performers during the past year.

      Other than that, the fund's portfolio basically mirrored the composition and duration of the Salomon Inflation-Linked Index, which tends to reflect the overall TIIS market. The fund's duration (a measure of price volatility as interest rates change) is now around nine years, matching that of the index.

Looking ahead, what are your expectations for inflation?

      At around 3.5%, the inflation rate is significantly higher than it was a year ago, when it was closer to 1.5%. But you can chalk most of that up to surging oil prices, which have fallen back a little since the oil-producing countries recently agreed to increase their output.

      To gauge long-term inflation prospects, we like to look at the "core" inflation rate. The core rate excludes energy and food prices, which tend to be very volatile over shorter time periods. As a result, the core rate tends to provide a smoother, more stable look at inflation over time.

      Over the past year, the core inflation rate was about 2.5%, up from 2% in 1999. This was largely due to rising costs in the service sector, which was a little disturbing because it suggests that price increases may be taking hold more broadly across the economy.

      However, we think that the Federal Reserve will raise interest rates aggressively in the coming months to fight inflation. With a more assertive Fed and greater stability in oil prices, we expect inflation to drift back below 3% and approach the core rate.

What does that mean for the inflation-indexed bond market?

      Despite outperforming the rest of the bond market over the past year, inflation-indexed bonds still offer some value in our opinion. They're certainly not as attractive as they were a year ago, but they still look good when compared with traditional Treasury bonds.

      As of the end of March, a 10-year TIIS had a real yield of 4%, while the nominal yield of a 10-year Treasury bond was around 6.2%. The difference between the two is known as the "breakeven" inflation rate. If inflation is below the 2.2% breakeven rate going forward, then traditional Treasurys will outperform. If inflation is more than 2.2% -- as we expect -- then TIIS are the better investment.

What are your plans for Inflation-Adjusted Treasury going forward?

      We aren't planning to make any changes to the portfolio at the current time. That means we expect to keep the fund's duration very close to that of the benchmark index.

      We also plan to maintain our overweight in 10-year TIIS. In making this decision, we compared the 10-year TIIS yield to a combination of two-year and 30-year TIIS yields. A year ago, the 10-year TIIS yield was around 7 basis points higher than the combined yield, but today that yield advantage is almost 25 basis points. We think that makes 10-year TIIS attractive.


6 1-800-345-2021

Inflation-Adjusted Treasury -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 73.6%
--------------------------------------------------------------------------------

$1,211,272      U.S. Treasury Inflation Indexed
                  Notes, 3.625%, 7/15/02                           $  1,207,938
 2,636,479      U.S. Treasury Inflation Indexed
                  Notes, 3.625%, 1/15/08                              2,569,074
 5,328,044      U.S. Treasury Inflation Indexed
                  Notes, 3.875%, 1/15/09                              5,278,878
 4,643,193      U.S. Treasury Inflation Indexed
                  Bonds, 3.875%, 4/15/29                              4,607,106
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       13,662,996
   (Cost $13,612,084)                                              ------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 26.4%
--------------------------------------------------------------------------------

$5,270,314      TVA Inflation Indexed Notes,
                  3.375%, 1/15/07$                                    4,898,963
   (Cost $5,003,881)                                               ------------

TOTAL INVESTMENT SECURITIES - 100.0%                               $ 18,561,959
   (Cost $18,615,965)                                              =============

Notes to Schedule of Investments

TVA = Tennessee Valley Authority


See Notes to Financial Statements                      www.americancentury.com 7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Investment securities, at value
 (identified cost of $18,615,965) (Note 3) ................         $18,561,959
Cash ......................................................              52,239
Interest receivable .......................................             187,126
                                                                   ------------
                                                                     18,801,324
                                                                   ------------

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------

Accrued management fees (Note 2) ..........................               7,877
Distribution fees payable (Note 2) ........................                  37
Service fees payable (Note 2) .............................                  37
Dividends payable .........................................               5,867
Payable for trustees' fees and expenses ...................                  83
                                                                   ------------
                                                                         13,901
                                                                   ------------
Net Assets ................................................         $18,787,423
                                                                   ============

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------

Capital paid in ...........................................         $19,032,548
Accumulated net realized loss on investments ..............            (191,119)
Net unrealized depreciation on investments (Note 3) .......             (54,006)
                                                                   ------------
                                                                    $18,787,423
                                                                   ============

Investor Class

Net assets ................................................         $18,609,857
Shares outstanding ........................................           1,977,564
Net asset value per share .................................               $9.41

Advisor Class

Net assets ................................................            $177,566
Shares outstanding ........................................              18,869
Net asset value per share .................................               $9.41


8 1-800-345-2021                               See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------

Income:

Interest ......................................................        $959,658
                                                                      ---------

Expenses (Note 2):

Management fees ...............................................          73,712
Distribution fees -- Advisor Class ............................             187
Service fees -- Advisor Class .................................             187
Trustees' fees and expenses ...................................             420
                                                                      ---------
                                                                         74,506
                                                                      ---------
Net investment income .........................................         885,152
                                                                      ---------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
--------------------------------------------------------------------------------

Net realized loss on investments ..............................        (120,522)
Change in net unrealized depreciation on investments ..........         109,626
                                                                      ---------

Net realized and unrealized loss on investments ...............         (10,896)
                                                                      ---------

Net Increase in Net Assets Resulting from Operations ..........        $874,256
                                                                      =========


See Notes to Financial Statements                      www.americancentury.com 9

Statements of Changes inNet Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999


Increase in Net Assets                                           2000            1999

-----------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------
Net investment income ....................................   $    885,152    $    338,501
Net realized loss on investments .........................       (120,522)        (20,024)
Change in net unrealized depreciation on investments .....        109,626        (111,410)
                                                             ------------    ------------
Net increase in net assets resulting from operations .....        874,256         207,067
                                                             ------------    ------------

-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------

From net investment income:
 Investor Class ..........................................       (881,060)       (338,135)
 Advisor Class ...........................................         (4,092)           (366)
                                                             ------------    ------------
Decrease in net assets from distributions ................       (885,152)       (338,501)
                                                             ------------    ------------

-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------

Net increase in net assets from capital
 share transactions.......................................      9,807,658       3,842,717
                                                             ------------    ------------

Net increase in net assets ...............................      9,796,762       3,711,283

-----------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------

Beginning of period ......................................      8,990,661       5,279,378
                                                             ------------    ------------
End of period ............................................   $ 18,787,423    $  8,990,661
                                                             ============    ============


10 1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000
--------------------------------------------------------------------------------

1.    Organization and Summary of Significant Accounting Policies

      Organization -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation-Adjusted Treasury Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The following significant accounting policies are in accordance with generally accepted accounting principles; the policies may require the use of estimates by fund management.

      Multiple Class -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements.

      Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Repurchase Agreements -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

      Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

      Income Tax Status -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

      At March 31, 2000, accumulated net realized capital loss carryovers of $162,117 (expiring in 2006 through 2008) may be used to offset future taxable gains.

      The fund has elected to treat $26,406 of net realized losses incurred in the five month period ended March 31, 2000 as having been incurred in the following fiscal year.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.


                                                      www.americancentury.com 11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
2.    Transactions with Related Parties

      The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, port folio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2000, the effective annual Investor Class management fee was 0.51%.

      The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 2000 were $374.

      Effective March 13, 2000, American Century Investment Services, Inc.
(ACIS), became a distributor of the trust.

      Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.    Investment Transactions

      Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $16,815,854 and $7,381,011 respectively.

      As of March 31, 2000, accumulated net unrealized depreciation was $56,602, based on the aggregate cost of investments for federal income tax purposes of $18,618,561. Accumulated net unrealized depreciation consisted of unrealized appreciation of $52,589 and unrealized depreciation of $109,191.


12 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
4.    Capital Share Transactions

      Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                    Shares            Amount

--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------

Year ended March 31, 2000

Sold .......................................        2,322,695       $21,670,799
Issued in reinvestment of distributions ....           83,545           779,006
Redeemed ...................................       (1,376,192)      (12,806,248)
                                                 ------------      ------------
Net increase ...............................        1,030,048        $9,643,557
                                                 ============      ============

Year ended March 31, 1999

Sold .......................................          663,668        $6,372,276
Issued in reinvestment of distributions ....           31,279           300,195
Redeemed ...................................         (295,763)       (2,840,158)
                                                 ------------      ------------
Net increase ...............................          399,184        $3,832,313
                                                 ============      ============

--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------

Year ended March 31, 2000

Sold .......................................           22,770          $215,525
Issued in reinvestment of distributions ....              429             3,981
Redeemed ...................................           (5,410)          (55,405)
                                                 ------------      ------------
Net increase ...............................           17,789          $164,101
                                                 ============      ============

June 15, 1998(1) through March 31, 1999

Sold .......................................            1,043           $10,051
Issued in reinvestment of distributions ....               37               353
Redeemed ...................................               --                --
                                                 ------------      ------------
Net increase ...............................            1,080           $10,404
                                                 ============      ============

(1)   Commencement of sale of the Advisor Class.

--------------------------------------------------------------------------------
5.    Bank Loans

      The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2000.


                                                      www.americancentury.com 13

Inflation-Adjusted Treasury -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).


                                  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       --------------------------------------------------------
                                                                           Investor Class
                                                       --------------------------------------------------------
                                                           2000          1999          1998        1997(1)
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...............        $9.48         $9.63         $9.74        $10.00
                                                       ----------     ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income ............................         0.58          0.47          0.44          0.06
  Net Realized and Unrealized Loss on
    Investment Transactions ........................        (0.07)        (0.15)        (0.11)        (0.26)
                                                       ----------     ---------     ---------     ---------
  Total From Investment Operations .................         0.51          0.32          0.33         (0.20)
                                                       ----------     ---------     ---------     ---------
Distributions
  From Net Investment Income .......................        (0.58)        (0.47)        (0.44)        (0.06)
                                                       ----------     ---------     ---------     ---------
Net Asset Value, End of Period .....................        $9.41         $9.48         $9.63         $9.74
                                                       ==========     =========     =========     =========
  Total Return(2) ..................................         5.52%         3.37%         3.45%        (1.98)%

---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..         0.51%         0.49%         0.50%         0.50%(3)
Ratio of Net Investment Income to
  Average Net Assets................................         6.06%         4.84%         4.45%         5.03%(3)
Portfolio Turnover Rate ............................           52%          127%           69%           --
Net Assets, End of Period (in thousands) ...........      $18,610        $8,980        $5,279        $2,277

(1)   February 10, 1997 (inception) through March 31, 1997.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


14 1-800-345-2021                              See Notes to Financial Statements

Inflation-Adjusted Treasury -- Financial Highlights
--------------------------------------------------------------------------------

   For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                         -----------------------
                                                              Advisor Class
                                                         -----------------------
                                                           2000      1999(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ..................    $9.48       $9.64
                                                         -------     -------
Income From Investment Operations
  Net Investment Income ...............................     0.56        0.34
  Net Realized and Unrealized Loss on
    Investment Transactions ...........................    (0.07)      (0.16)
                                                         -------     -------
  Total From Investment Operations ....................     0.49        0.18
                                                         -------     -------
Distributions
  From Net Investment Income ..........................    (0.56)      (0.34)
                                                         -------     -------
Net Asset Value, End of Period ........................    $9.41       $9.48
                                                         =======     =======
  Total Return(2) .....................................     5.26%       1.94%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets .....     0.76%       0.74%(3)
Ratio of Net Investment Income to Average Net Assets ..     5.81%       4.56%(3)
Portfolio Turnover Rate ...............................       52%        127%
Net Assets, End of Period (in thousands) ..............     $178         $10

(1)   June 15, 1998 (commencement of sale) through March 31, 1999.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 15

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Inflation-Adjusted Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Treasury Fund (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 8, 2000


16 1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

Share Classes

      Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance com panies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

      Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 17

Background Information
--------------------------------------------------------------------------------

Investment Team Leaders

-----------------------
Portfolio Manager
-----------------------

  Dave Schroeder

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

      To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

      Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      Inflation-Adjusted Treasury seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average matur ity limitations. Fund shares are not guaranteed by the U.S. government.

Comparative Indices

      The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

      The Salomon Treasury Index is an index of U.S. Treasury securities with maturities greater than 10 years.

      The Salomon U.S. Inflation-Linked Index is an index of inflation-linked U.S. Treasury securities.


18 1-800-345-2021

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities -- the number of different securities held by the fund on a given date.

o Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

o Average Duration -- another measure of the sensitivity of a fixed-income port folio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

o Coupon -- the stated interest rate of a security.

Security Types

o U.S. Treasury Inflation-Indexed Securities (TIIS) -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

o U.S. Government Agency Inflation-Indexed Securities -- similar to the Treasury securities, but issued by U.S. government agencies such as the Tennessee Valley Authority.


                                                      www.americancentury.com 19

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

o Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20 1-800-345-2021

                              INVESTMENT OBJECTIVE

---------------------------------------------------------------------------------------------------------
RISK LEVEL               CAPITAL PRESERVATION                               INCOME

                    Taxable                 Tax-Fre          Taxable Bonds          Tax-Free Bonds
                 Money Markets            Money Markets
---------------------------------------------------------------------------------------------------------
AGGRESSIVE

                                                             Target 2025*        CA High-Yield Municipal

                                                             Target 2020*         High-Yield Municipal

                                                             Target 2015*

                                                             Target 2010*

                                                              High-Yield

                                                          International Bond


---------------------------------------------------------------------------------------------------------

MODERATE                                                  Long-Term Treasury          CA Long-Term
                                                                                        Tax-Free
                                                             Target 2005*
                                                                                   Long-Term Tax-Free
                                                                 Bond
                                                                                   CA Insured Tax-Free
                                                             Premium Bond







---------------------------------------------------------------------------------------------------------

CONSERVATIVE         Premium             FL Municipal   Intermediate-Term Bond   CA Intermediate-Term
                  Capital Reserve        Money Market                                  Tax-Free
                                                           Intermediate-Term
                       Prime             CA Municipal          Treasury          AZ Intermediate-Term
                   Money Market          Money Market                                  Municipal
                                                                 GNMA
                      Premium             CA Tax-Free                            FL Intermediate-Term
                Government Reserve       Money Market     Inflation-Adjusted           Municipal
                                                               Treasury
                 Government Agency         Tax-Free                                Intermediate-Term
                   Money Market          Money Market      Limited-Term Bond           Tax-Free

               Capital Preservation                          Target 2000*           CA Limited-Term
                                                                                       Tax-Free
                                                         Short-Term Government
                                                                                     Limited-Term
                                                          Short-Term Treasury          Tax-Free

---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RISK LEVEL                           GROWTH AND INCOME                                               GROWTH

              Asset Allocation/       Domestic Equity        Specialty     Domestic Equity          Specialty       International
                  Balanced
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE                                                                    Veedot(2)

                                    Small Cap Quantitative                New Opportunities        Global Gold    Emerging Markets

                                        Small Cap Value                      Giftrust(R)                           International
                                                                                                                     Discovery
                                                                                Vista
                                                                                                                   International
                                                                              Heritage                                Growth

                                                                               Growth                              Global Growth

                                                                              Ultra(R)

                                                                               Select

------------------------------------------------------------------------------------------------------------------------------------

MODERATE      Strategic Allocation:      Equity Growth       Utilities                          Global Natural
                   Aggressive                                                                      Resources
                                         Equity Index       Real Estate
                    Balanced
                                        Large Cap Value
              Strategic Allocation:
                    Moderate           Tax-Managed Value

              Strategic Allocation:     Income & Growth
                  Conservative
                                             Value

                                         Equity Income

------------------------------------------------------------------------------------------------------------------------------------

CONSERVATIVE

















------------------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

 [LOGO]
AMERICAN
CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations

1-800-345-2021 or 816-531-5575

Automated Information Line

1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf

1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored
Retirement Plans

1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies

1-800-345-6488

American Century Government Income Trust

Investment Manager

American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Who we are [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

--------------------------------------------------------------------------------

                                                               -----------------
American Century Investments                                        BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
www.americancentury.com                                             COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-ANN-20575                      (C)2000 American Century Services Corporation

March 31, 2000

        A M E R I C A N  C E N T U R Y (R)

                             Annual Report

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               Short-Term Treasury

                               Intermediate-Term Treasury

                               Long-Term Treasury

                                                                        [LOGO]
                                                                       AMERICAN
                                                                      CENTURY(R)

Short-Term Treasury
(BSTAX)
--------------------------------------------------------------------------------

Intermediate-Term Treasury
(CPTNX)
--------------------------------------------------------------------------------

Long-Term Treasury
(BLAGX)
--------------------------------------------------------------------------------

      Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

Get Investment Insight with Fund Advisor*
--------------------------------------------------------------------------------

      They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals -- short-term and long-term. Fund Advisor helps you:

Get organized.

      Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

      Get recommendations based on funds available through your current fund family or financial service provider -- not just American Century funds. This innovative service brings expert guidance directly to you based on your needs, your goals and your life.

Get control.

      Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

      Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

      To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

      o     Your OnePIN to log in to Fund Advisor

      o     Your latest tax return

      o     Your most recent investment account statements

      To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

      Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

      o     Receive links to documents by email
      o Download select documents and file electronically to save space in your file cabinets
      o     Read documents at your convenience

      To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Our Message to You
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

      The 12 months ended March 31, 2000, provided a difficult environment for U.S. bond funds -- a booming economy, inflation fears, and rising interest rates. Trying to keep economic growth, inflation, and the U.S. stock market under control, the Federal Reserve raised short-term interest rates five times between June and March, putting pressure on bond prices.

      Despite these challenges, American Century's Short-, Intermediate-, and Long-Term Treasury funds continued to provide above-average yields and below-average expenses (according to Lipper, Inc., an independent mutual fund ranking service). These key factors helped the funds place in the top half or better in their peer groups for the past year (see pages 4, 8, and 12 for more performance information).

      We are proud of the performance of these funds and of the numerous other ways we can help investors like you meet your goals. We are equally proud of our dedication to creating a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

      We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

      As always, we appreciate your continued confidence in American Century.

Sincerely,


/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder


/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

Table of Contents

  Report Highlights .....................................................      2

  Market Perspective ....................................................      3

Short-Term Treasury

  Performance Information ...............................................      4

  Management Q&A ........................................................      5

  Portfolio at a Glance .................................................      5

  Schedule of Investments ...............................................      7

Intermediate-Term Treasury

  Performance Information ...............................................      8

  Management Q&A ........................................................      9

  Portfolio at a Glance .................................................      9

  Schedule of Investments ...............................................     11

Long-Term Treasury

  Performance Information ...............................................     12

  Management Q&A ........................................................     13

  Portfolio at a Glance .................................................     13

  Schedule of Investments ...............................................     15

Financial Statements

  Statements of Assets and
     Liabilities ........................................................     16

  Statements of Operations ..............................................     17

  Statements of Changes
     in Net Assets ......................................................     18

  Notes to Financial
     Statements .........................................................     19

  Financial Highlights ..................................................     22

  Report of Independent
     Accountants ........................................................     28

Other Information

  Share Class and Retirement
     Account Information ................................................     29

  Background Information

     Investment Philosophy
        and Policies ....................................................     30

     Comparative Indices ................................................     30

     Lipper Rankings ....................................................     30

     Investment Team
        Leaders .........................................................     30

  Glossary ..............................................................     31


                                                       www.americancentury.com 1

Report Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Short-Term Treasury(1)
                                     (BSTAX)
--------------------------------------------------------------------------------

Total Returns:         AS OF 3/31/00

  6 Months ................     1.63%(2)

  1 Year ..................     2.86%

30-Day SEC Yield:               6.04%

Inception Date:               9/8/92

--------------------------------------------------------------------------------
Net Assets:            $61.3 million(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Intermediate-Term Treasury(1)
                                     (CPTNX)
--------------------------------------------------------------------------------

Total Returns:               AS OF 3/31/00

  6 Months ................           1.67%(2)

  1 Year ..................           1.51%

30-Day SEC Yield:                     6.07%

Inception Date:                    5/16/80

--------------------------------------------------------------------------------
Net Assets:                 $341.7 million(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Long-Term Treasury(1)
                                     (BLAGX)
--------------------------------------------------------------------------------

Total Returns:              AS OF 3/31/00

  6 Months ................          5.58%(2)

  1 Year ..................          2.86%

30-Day SEC Yield:                    5.85%

Inception Date:                    9/8/92

--------------------------------------------------------------------------------
Net Assets:                 $90.6 million(3)
--------------------------------------------------------------------------------

(1)   Investor Class.
(2)   Not annualized.
(3)   Includes Investor and Advisor classes.

See Total Returns on pages 4, 8, and 12.

Investment terms are defined in the Glossary on pages 31-32.

Market Perspective

o The Federal Reserve raised short-term interest rates five times between June 1999 and March 2000.

o Short-term Treasurys outpaced longer-term Treasurys for the full period. However, longer-term Treasury bonds outperformed in the first quarter of 2000, benefiting from reduced issuance and buybacks.

o As short-term Treasury yields rose and long-term yields fell in 2000, the Treasury yield curve "inverted" -- the yield of the two-year note was higher than that of the 30-year bond.

o Treasurys generally outpaced agency bonds for the full period. The best-performing Treasurys were inflation-indexed securities.

Short-Term Treasury

o The portfolio performed well relative to other short Treasury funds, producing above-average yields and returns (see page 4).

o We positioned the portfolio conservatively, shortening its duration. A shorter duration meant the fund's share price fell less as interest rates rose.

o Our "barbell" maturity structure helped returns -- we overweighted one- and five-year notes while underweighting two-year Treasurys, whose rates rose sharply.

o We held a modest position in Treasury inflation-indexed securities (TIIS). That helped returns because TIIS outperformed other government bonds.

o We have a cautious outlook for inflation and interest rates, so we're likely to maintain a shorter duration and a small allocation to TIIS going forward.

Intermediate-Term Treasury

o The fund ranked third in its Lipper category, based on its return for the year ended March 31, 2000 (see page 8).

o Below-average expenses and an above-average yield contributed to the portfolio's strong relative performance. So did keeping its interest rate sensitivity (duration) lower than that of its peers.

o Reducing our exposure to intermediate-term securities also helped fund performance. Buying agencys when yields were high and investing in inflation-indexed bonds further enhanced fund returns.

o We plan to keep duration short, and to add agency and inflation-indexed bonds when we think they can enhance returns.

Long-Term Treasury

o The fund ranked number one in its Lipper category, based on its return for the year ended March 31, 2000 (see page 12).

o Below-average expenses and an above-average yield contributed to the fund's success. So did the port folio's interest rate sensitivity (duration), which is typically greater than that of its peers. This was beneficial when long-term Treasury yields plunged in the first quarter of 2000.

o Our use of Treasury inflation-indexed securities (TIIS) and a cautious approach toward agency securities also improved performance.

o Because we anticipate higher interest rates, we plan to shorten the port folio's duration. We also plan to avoid agency securities and continue to use TIIS.


2 1-800-345-2021

Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------

[PHOTO OMITTED]

[Photo of Randall W. Merk, chief investment officer of fixed income at American Century]

Performance Overview

      An extended series of interest rate hikes and persistent inflationary worries muted the performance of U.S. Treasury and agency securities during the 12 months ended March 31, 2000 (see the return table at right). The Federal Reserve (the Fed) raised short-term interest rates five times, hoping to curb the economy and the U.S. stock market. The Fed's efforts seemingly went unrewarded -- the economy continued to grow at an estimated annual rate of over 5% in the first quarter of 2000, and U.S. stock indexes hit record highs.

The Long and Short of It

      While short-term notes, which are less interest rate sensitive, performed best for the 12 months, they significantly lagged longer-term bonds in the second half of the period. Longer-term bond yields fell in the first quarter of 2000 as the Treasury scaled back its auctions in response to a swelling federal budget surplus. The Treasury also announced plans to repurchase $30 billion of its outstanding, higher-yielding bonds to cut financing costs.

      The performance and yield disparities between the short and long ends of the Treasury yield curve caused the curve to "invert" for the first time since 1990 (see the graph at right). The 30-year Treasury bond yield fell to 5.83% on March 31, 2000, 65 basis points (0.65%) lower than the 6.48% yield on the 2-year Treasury note.

Agency Bonds Underperform

      Treasury securities dramatically outperformed agency bonds during the 12-month period. Supply was one reason. While the Treasury was scaling back its issuance, agency issuance swelled last fall as agencys accelerated their debt release schedules to avoid potential Y2K complications.

      Uncertainty was another factor. Invest ors began to unload agency securities after Congress was asked to consider cutting some longstanding but never-used lines of credit that give some government agencies (such as Fannie Mae and Freddie Mac) implicit government backing. By March 31, 2000, the spread between 10-year Treasurys and 10-year agency bonds was over 110 basis points, versus about 80 basis points just six months earlier. When yield spreads widen, Treasurys out perform agencys.

Bright Spot

      One glimmer of sunshine in the U.S. bond market gloom was the performance of Treasury inflation-indexed securities (TIIS). As the consumer price index
(CPI) rose 3.7% during the 12 months ended March 31, 2000, the Salomon U.S. Inflation-Linked Index returned 6.39%, significantly more than other Treasury indexes. Reflecting the increase in CPI, the inflation adjustments to the principal value of TIIS totaled 3.67% for the one-year period. That was the largest annual inflation adjustment since TIIS were first issued in 1997.

"The performance and yield disparities between the short and long ends of the Treasury yield curve caused the curve to `invert' for the first time since 1990."

Bond Index Returns
For the year ended March 31, 2000

Salomon Brothers 1- to 3-Year
   Treasury Index                  3.70%

Salomon Brothers 3- to 10-Year
   Treasury Index                  1.93%

Salomon Brothers Long-Term
   Treasury Index                  3.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Source: Russell/Mellon Analytical Services and Bloomberg Financial Markets

Inverting Treasury Yield Curve

    [The following was depicted as a mountain graph in the printed material.]

                       3/31/1999    12/31/1999     3/31/2000

              1           4.72          5.96          6.24
                          4.99          6.24          6.48
                          5.03          6.28          6.42
                          5.07          6.32          6.37
              5           5.10          6.35          6.32
                          5.13          6.37          6.25
                          5.16          6.39          6.19
                          5.19          6.41          6.13
                          5.22          6.43          6.07
             10           5.24          6.44          6.01
                          5.26          6.44          6.00
                          5.28          6.44          5.99
                          5.30          6.44          5.98
                          5.32          6.44          5.97
             15           5.34          6.45          5.96
                          5.36          6.45          5.95
                          5.38          6.45          5.94
                          5.40          6.45          5.93
                          5.42          6.45          5.92
             20           5.44          6.46          5.91
                          5.46          6.46          5.90
                          5.48          6.46          5.89
                          5.50          6.46          5.88
                          5.52          6.46          5.87
             25           5.54          6.47          5.86
                          5.56          6.47          5.85
                          5.58          6.47          5.84
                          5.60          6.47          5.83
                          5.62          6.47          5.83
             30           5.63          6.48          5.83

Source: Bloomberg Financial Markets


                                                       www.americancentury.com 3

Short-Term Treasury -- Performance

Total Returns as of March 31, 2000

                             ------------------------------------------------------------------------------------------------------
                                           Investor Class (inception 9/8/92)                      Advisor Class (inception 10/6/97)
                             ------------------------------------------------------------------------------------------------------
                                                                   Short U.S. Treasury Funds(3)
                             Short-Term    Salomon 1- to 3-Yr.                                     Short-Term   Salomon 1- to 3-Yr.
                              Treasury      Treasury Index(2)    Average Return   Fund's Ranking    Treasury     Treasury Index(2)

6 Months(1) ...........         1.63%            1.82%                1.58%                   --      1.50%           1.82%

1 Year ................         2.86%            3.70%                2.79%         13 out of 26      2.60%           3.70%

-----------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------------------------------------------------

3 Years ...............         5.10%            5.74%                5.22%         12 out of 23        --              --

5 Years ...............         5.33%            6.04%                5.53%         11 out of 16        --              --

Life of Fund ..........         4.68%            5.35%(4)             4.80%(5)      6 out of 8(5)     4.22%           5.19%(6)

(1)   Returns for periods less than one year are not annualized.
(2) We changed the fund's benchmark from the Salomon Brothers 1- to 3-Year Treasury/Agency Index to the Salomon Brothers 1- to 3-Year Treasury Index, which we believe more accurately represents the fund's primarily Treasury focus.
(3)   According to Lipper Inc., an independent mutual fund ranking service.
(4) Since 8/31/92, the date nearest the class's inception for which data are available.
(5) Since 9/30/92, the date nearest the class's inception for which data are available.
(6) Since 9/30/97, the date nearest the class's inception for which data are available.

See pages 29-31 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

Growth of $10,000 Over Life of Fund

    [The following was depicted as a mountain graph in the printed material.]

                                     Salomon 1- to 3-Year  Salomon 1- to 3-Year
                     Short-Term        Treasury/Agency         Treasury Index
                   Treasury $14,088     Index $14,719             $14,707

      9/30/1992        10000               10000                  10000
     12/31/1992         9992               10020                  10022
      3/31/1993        10247               10236                  10237
      6/30/1993        10355               10351                  10352
      9/30/1993        10480               10497                  10499
     12/31/1993        10525               10562                  10563
      3/31/1994        10468               10508                  10511
      6/30/1994        10466               10513                  10515
      9/30/1994        10553               10614                  10616
     12/31/1994        10541               10616                  10619
      3/31/1995        10872               10966                  10967
      6/30/1995        11187               11309                  11313
      9/30/1995        11334               11475                  11476
     12/31/1995        11589               11757                  11760
      3/31/1996        11602               11808                  11808
      6/30/1996        11689               11931                  11929
      9/30/1996        11862               12130                  12127
     12/31/1996        12066               12358                  12354
      3/31/1997        12138               12444                  12438
      6/30/1997        12381               12715                  12709
      9/30/1997        12604               12964                  12958
     12/31/1997        12803               13182                  13176
      3/31/1998        12974               13376                  13367
      6/30/1998        13160               13582                  13572
      9/30/1998        13546               13990                  13990
     12/31/1998        13627               14100                  14096
      3/31/1999        13700               14191                  14182
      6/30/1999        13704               14271                  14263
      9/30/1999        13866               14450                  14444
     12/31/1999        13933               14538                  14525
      3/31/2000        14088               14719                  14707

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. Both the new and old fund benchmarks are provided in the graph at left, while the new fund benchmark is shown in the graph below. Short-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

   [The following table was depicted as a bar chart in the printed material.]

                  Short-Term Treasury     Salomon 1- to 3-Year Treasury Index

3/93*                    2.45%                         2.37%
3/94                     2.16%                         2.67%
3/95                     3.85%                         4.35%
3/96                     6.71%                         7.86%
3/97                     4.62%                         5.34%
3/98                     6.89%                         7.47%
3/99                     5.50%                         6.10%
3/00                     2.86%                         3.70%


* From 9/30/92 (the date nearest the class's inception for which index data are available).


4 1-800-345-2021

Short-Term Treasury -- Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Bob Gahagan, a portfolio manager on the Short-Term Treasury fund investment team since January 2000. Bob replaced Newlin Rankin, who now represents American Century's entire fixed-income product line and investment team to institutional clients. Bob also manages Inter mediate-Term Treasury, and has been with American Century since 1983.

How did Short-Term Treasury perform?

      The fund's most recent fiscal year wasn't the best environment for bonds. The Federal Reserve pushed short-term interest rates higher several times, citing heightened inflation risk as the main concern (see page 3).

      In this challenging environment, the fund returned 2.86%, beating the 2.79% average return of the 26 "Short U.S. Treasury Funds" tracked by Lipper Inc.* In addition, Short-Term Treasury's 30-day SEC yield was 6.04% on March 31 -- better than the 5.92% average yield of the Lipper group.

How did you manage to produce this relatively good performance?

      We think there were several key reasons for the fund's slightly better-than-average yield and return. First, we maintained a relatively short duration during the period. Second, we "barbelled" the maturities of the bonds in the portfolio. Finally, we made some adjustments to the fund's sector weightings, adding attractively valued agency and inflation-indexed securities.

Let's start with duration. What is it, and how did you manage it?

      Duration measures a bond or bond fund's price sensitivity to changes in interest rates -- the longer the duration, the more a fund's share price tends to move when rates change. We kept a shorter duration than the Lipper group average, so the fund outperformed when rates rose in the past year. Of course, a shorter duration also means we would likely underperform when rates decline.

      We shortened duration throughout the fiscal year, going from 2.1 years in March 1999 to 1.7 years six months ago. By March 31, 2000, the portfolio had a duration of 1.3 years. One way we shortened duration was by adjusting the maturity structure of the portfolio.

You mentioned that you used a "barbell" maturity structure. Can you explain that?

      A bond barbell is exactly what it sounds like -- a structure that's heavy at the ends and light in the middle. In this fund, that meant concentrating the portfolio in one- and five-year securities while underweighting two-year notes.

      That structure helped returns because yields on two-year securities are very responsive to Fed rate policy, so underweighting them helped reduce our exposure to rising rates. The five-year notes we held did well because rates actually came down for these securities in the first quarter, thanks to the Treasury buy-back plan and yield curve inversion (see page 3).

      One-year securities help us capture rising yields more quickly, while keeping the portfolio's duration in check.

"We kept a shorter duration than the Lipper group average, so the fund outperformed when rates rose in the past year."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                     3/31/00            3/31/99
--------------------------------------------------------------------------------

Number of Securities                                   8                  8

Weighted Average
   Maturity                                          1.6 yrs            2.2 yrs

Average Duration                                     1.3 yrs            2.1 yrs

Expense Ratio (for
   Investor Class)                                  0.51%              0.51%

Yields as of March 31, 2000

--------------------------------------------------------------------------------
                                                             Investor    Advisor
                                                               Class      Class
--------------------------------------------------------------------------------
30-Day SEC Yield                                               6.04%      5.78%

Investment terms are defined in the Glossary on pages 31-32.

* All fund returns and yields referenced in this interview are for Investor Class shares.


                                                       www.americancentury.com 5

Short-Term Treasury -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

"Yield spreads widened dramatically in March, so we brought our agency position back up to about 25% of assets."

Types of Investments in the Portfolio

   [The following tables were represented as pie charts in the written text.]

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o Treasury Notes                                                             67%

o Agency Notes                                                               24%

o Treasury Inflation-Indexed Notes                                            9%

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o Treasury Notes                                                             75%

o Agency Notes                                                               19%

o Repos                                                                       5%

o Agency Discount Notes                                                       1%

Investment terms are defined in the Glossary on pages 31-32.

What changes did you make to the fund's sector weightings?

      The fund's asset mix looks about the same -- with roughly 75% of the port folio in Treasury and 25% in agency securities -- but we've made some adjustments within these sectors.

      For example, we traded in and out of agency bonds as yield spreads (or the difference in yield between Treasurys and agencys) changed. The wider the yield spread, the more attractive agencys are relative to Treasurys. Yield spreads widened dramatically in March, so we brought our agency position back up to about 25% of assets.

      Within our Treasury position, we liked older, "off-the-run" securities. These tend to have slightly higher yields than the current, or "on-the-run," bond of a given maturity because they don't trade as frequently. We also added some inflation-indexed Treasury securities.

What's the attraction of inflation-indexed Treasurys?

      The 12 months ended March 31, 2000 -- when inflation and interest rates both rose -- was a perfect example of how an allocation to Treasury inflation-indexed securities, or TIIS, can benefit a bond portfolio. Over the last 12 months, the Salomon Inflation-Linked Securities Index returned 6.39%, while the Salomon Treasury Index was up just 3.00%.

      In March, we moved about 9% of the portfolio into TIIS because we felt they offered very attractive yields. In April and May alone, the annualized yield for TIIS will be about 12%. By comparison, the nominal two-year Treasury yielded about 6.5%, and 30-year bonds were yielding just 5.83% at the end of March.

What's your outlook for interest rates?

      In the last six months, the economy grew at an annual rate of more than 6%. That's about twice the rate the Federal Reserve would like to see. In addition, though inflation is still relatively low by historical standards, it is rising at a faster rate than it has in the past several years.

      Add it all up, and we think the Fed will raise short-term interest rates in the coming months to try to tap the brakes and bring the economy back below its speed limit for non-inflationary growth.

Given that outlook, how will you position the portfolio in the coming months?

      Since we think the Fed isn't finished raising rates yet, we plan to position the fund conservatively. That means we're likely to maintain the short duration we've held over this last fiscal period. And with inflation rising, we're likely to keep holding inflation-indexed securities, which could perform well relative to nominal Treasurys.


6 1-800-345-2021

Short-Term Treasury -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                             Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 75.5%
--------------------------------------------------------------------------------

$25,000,000 U.S. Treasury Notes, 7.75%,
              2/15/01                                                $25,288,220
  9,200,000 U.S. Treasury Notes, 8.00%,
              5/15/01                                                  9,354,044
  5,266,400 U.S. Treasury Inflation Indexed
              Notes, 3.625%, 7/15/02                                   5,251,906
  5,000,000 U.S. Treasury Bonds, 10.75%,
              5/15/03                                                  5,594,392
                                                                     -----------
TOTAL U.S. TREASURY SECURITIES                                        45,488,562
                                                                     -----------
   (Cost $45,681,491)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 24.2%
--------------------------------------------------------------------------------

  3,000,000 FFCB MTN, 8.90%, 6/6/00                                    3,011,808
  5,800,000 FHLB, 6.25%, 11/15/02                                      5,692,398
  5,900,000 FHLB, 7.00%, 2/14/03                                       5,890,000
                                                                     -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     14,594,206
                                                                     -----------
   (Cost $14,617,654)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 0.3%
--------------------------------------------------------------------------------

    200,000 FHLB Discount Notes, 6.05%,
              4/3/00(1)                                                  200,000
                                                                     -----------
   (Cost $199,933)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $60,282,768
                                                                     ===========
   (Cost $60,499,078)

Notes to Schedule of Investments

FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
MTN = Medium Term Note
(1) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                      www.americancentury.com 7

Intermediate-Term Treasury -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                    ----------------------------------------------------------------------------------------------------------------
                                         Investor Class (inception 5/16/80)                    Advisor Class (inception 10/9/97)
                    ----------------------------------------------------------------------------------------------------------------
                                                          Intermediate U.S. Treasury Funds(2)
                    Intermediate-Term   Salomon 3- to 10-                                    Intermediate-Term   Salomon 3- to 10-
                         Treasury      Year Treasury Index   Average Return  Fund's Ranking       Treasury      Year Treasury Index

6 Months(1) ...........    1.67%              1.94%               1.51%                 --          1.55%             1.94%
1 Year ................    1.51%              1.93%               1.07%        3 out of 14          1.25%             1.93%

------------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

3 Years ...............    6.14%              6.79%               5.99%        6 out of 11            --                --
5 Years ...............    6.17%              6.77%               6.17%        3 out of 7             --                --
10 Years ..............    6.96%              7.47%               6.97%        3 out of 4             --                --
Life of Fund ..........    8.29%              9.27%(3)            8.29%        1 out of 1           4.43%             5.42%(4)

(1)   Returns for periods less than one year are not annualized.
(2)   According to Lipper Inc., an independent mutual fund ranking service.
(3) Since 5/31/80, the date nearest the class's inception for which data are available.
(4) Since 9/30/97, the date nearest the class's inception for which data are available.

See pages 29-31 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

Growth of $10,000 Over 10 Years

    [The following was depicted as a mountain graph in the printed material.]

                          Intermediate-Term         Salomon 3- to 10-Year
                              Treasury                  Treasury Index

         Mar-91                 11.59                      11.91
         Mar-92                  9.92                      10.49
         Mar-93                 12.35                      12.15
         Mar-94                  1.84                       2.32
         Mar-95                  3.54                       4.30
         Mar-96                  8.42                       9.18
         Mar-97                  4.05                       4.37
         Mar-98                 11.04                      11.55
         Mar-99                  6.09                       7.10
         Mar-00                  1.51                       1.93

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each graph. Intermediate-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over 10 Years (Periods ended March 31)

   [The following table was depicted as a bar chart in the printed material.]

            Intermediate-Term Treasury     Salomon 1- to 3-Year Treasury Index

3/91               11.59%                               11.91%
3/92                9.92%                               10.49%
3/93               12.35%                               12.15%
3/94                1.84%                                2.32%
3/95                3.54%                                4.30%
3/96                8.42%                                9.16%
3/97                4.05%                                4.37%
3/98               11.04%                               11.55%
3/99                6.09%                                7.10%
3/00                1.51%                                1.93%


8 1-800-345-2021

Intermediate-Term Treasury -- Q&A
--------------------------------------------------------------------------------

      An interview with Bob Gahagan (pictured on page 5), a portfolio manager on the Intermediate-Term Treasury fund investment team.

How did Intermediate-Term Treasury perform during its fiscal year ended March 31, 2000?

      U.S. bonds struggled to their worst performance since 1994, but Inter mediate-Term Treasury beat the average performance of its peers.

      The fund returned 1.51%, outpacing the 1.07% average return of the 14 funds in the "Intermediate U.S. Treasury Funds" category tracked by Lipper Inc.* Based on those returns, the fund ranked third in its Lipper category.

      The fund's benchmark, the Salomon Brothers 3-10 Year Treasury Index, returned 1.93% during the same 12-month period.

What about the fund's yield?

      Intermediate-Term Treasury's 30-day SEC yield was 6.07% as of March 31, 2000, compared with the 5.66% average of the 14 intermediate-term Treasury funds tracked by Lipper. The fund's 0.51% expense ratio was more than 30 basis points (0.30%) lower than the average expense ratio for its Lipper category, which helped boost the yield.

Why did Intermediate-Term Treasury outperform most of its peers?

      Lower expenses and a higher yield were two key reasons. Another was that we kept the fund's duration shorter than that of its peers. Duration is a measure of a bond fund's sensitivity to interest rate changes. The shorter the duration, the less susceptible a bond fund is to interest rate moves. With the Federal Reserve embarking on a program of tightening monetary policy -- hiking short-term interest rates five times to slow the economy and head off inflation -- our short-duration strategy was the right call.

Did the way you structured the portfolio come into play at all?

      Our yield curve positioning also benefited the fund. (The yield curve is a graphic representation of the difference between short- and long-term yields -- see page 3 for examples).

      During the period, yields rose overall as the Fed raised rates. But on the long end of the yield curve the damage was mitigated somewhat by the federal budget surplus, which led the U.S. Treasury to announce bond buy-backs and lower issuance of longer-term Treasurys going forward. As a result, the Treasury yield curve flattened, then inverted, with long-term yields actually falling below short-term rates.

      Fortunately, we anticipated this movement and reduced our exposure to the intermediate part of the yield curve, which experienced the most significant yield moves and price declines during the 12-month period. We pursued a barbell strategy, heavily weighting the fund on either end of the maturity spectrum, with little in between.

What about your bond selection?

      We further enhanced fund performance by periodically investing in agency securities when spreads (the difference between agency and Treasury yields) were wide and selling them when spreads tightened. Recently, agencys became attractive again relative to Treasurys, first because of heavy issuance and second, because of suggestions that the federal government

"The fund's 0.51% expense ratio was more than 30 basis points (0.30%) lower than the average expense ratio for its Lipper category, which helped boost the yield."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                     3/31/00             3/31/99
--------------------------------------------------------------------------------

Number of Securities                                     18                  18

Weighted Average
   Maturity                                         6.3 yrs             5.5 yrs

Average Duration                                    4.7 yrs             4.1 yrs

Expense Ratio (for
   Investor Class)                                     0.51%               0.51%

Yields as of March 31, 2000

--------------------------------------------------------------------------------
                                                     Investor            Advisor
                                                       Class              Class
--------------------------------------------------------------------------------

30-Day SEC Yield                                       6.07%               5.82%

Investment terms are defined in the Glossary on pages 31-32.

* All fund returns and yields referenced in this interview are for Investor Class shares.


                                                       www.americancentury.com 9

Intermediate-Term Treasury -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

Types of Investments in the Portfolio

   [The following tables were represented as pie charts in the written text.]

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o Treasury Notes                                                             73%

o Agency Notes                                                               14%

o Treasury Inflation-Indexed Notes                                            8%

o Treasury Bonds                                                              5%

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o Treasury Notes                                                             60%

o Agency Bonds                                                                5%

o Treasury Inflation-Indexed Notes                                            6%

o Treasury Bonds                                                             27%

o Temporary Cash Investments                                                  2%

should cut its implicit backing of agency debt. We believed this was unlikely to happen, so we added to the fund's agency position, bringing it to 14% of the portfolio at the end of the period.

About 8% of the portfolio is currently invested in Treasury inflation-indexed securities (TIIS). What can you tell us about these bonds?

      Unlike regular Treasurys, the face values of TIIS are adjusted monthly for changes in the consumer price index (CPI). When the CPI rises, so do the yields of funds that own TIIS. That's because the value adjustments for TIIS are con sidered income, just like interest payments, and therefore count as part of the funds' yields.

      Over the course of the fiscal year, selective ownership of TIIS helped Intermediate-Term Treasury's performance. The bonds maintained their value when interest rates rose, and, periodically, they provided much higher yields than regular Treasurys. For example, CPI surges in February and March translated into annualized TIIS yields of 11% in April and 14% in May. That's more than double the yield of any other Treasury security. At those yield levels, TIIS make an attractive alternative to Treasury bills and other cash instruments.

What's your outlook for the U.S. bond market?

      Looking broadly, we see that the economy continues to grow at a rapid pace, inflation is on the upswing, retail sales are strong, and labor markets are tight. With this in mind, it's likely that the Fed will continue to raise rates, perhaps even more aggressively than it has thus far.

      At the same time, the Treasury plans to continue its bond buy-back program and reduce the amount of debt it brings to auction. As a result, we anticipate that the Treasury yield curve will remain inverted or flat for the foreseeable future.

How do you plan to manage the fund?

      We plan on continuing our barbell approach, aiming to own bonds with maturities in the area targeted by the Treasury's buy-back program. We also expect to maintain a relatively short duration in anticipation of rising rates.

   In terms of security selection, agency bonds may be somewhat volatile, but if they continue to offer appealing yields we'll pursue them opportunistically. Finally, we'll probably maintain the fund's TIIS holdings and perhaps add to them when CPI increases offer attractive opportunities for higher yields.

Investment terms are defined in the Glossary on pages 31-32.


10 1-800-345-2021

Intermediate-Term Treasury -- Schedule of Investments

MARCH 31, 2000

Principal Amount                                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. TREASURY SECURITIES -- 86.3%
--------------------------------------------------------------------------------

$14,000,000 U.S. Treasury Notes, 5.50%,
              2/28/03                              $ 13,647,932
 19,500,000 U.S. Treasury Notes, 5.75%,
              4/30/03                                19,134,272
 24,000,000 U.S. Treasury Notes, 5.75%,
              8/15/03                                23,524,798
 16,000,000 U.S. Treasury Notes, 7.25%,
              5/15/04                                16,495,310
 22,600,000 U.S. Treasury Notes, 7.875%,
              11/15/04                               23,930,105
 19,900,000 U.S. Treasury Notes, 7.50%,
              2/15/05                                20,817,961
 16,500,000 U.S. Treasury Notes, 6.50%,
              5/15/05                                16,626,623
 29,800,000 U.S. Treasury Notes, 6.50%,
              8/15/05                                30,011,182
 15,200,000 U.S. Treasury Notes, 6.875%,
              5/15/06                                15,613,265
 26,800,000 U.S. Treasury Notes, 6.50%,
              10/15/06                               27,054,112
 17,300,000 U.S. Treasury Notes, 4.75%,
              11/15/08                               15,633,097
 24,000,000 U.S. Treasury Notes, 6.00%,
              8/15/09                                23,710,848
 25,065,750 U.S. Treasury Inflation Indexed
              Notes, 4.25%, 1/15/10                  25,567,679
  5,500,000 U.S. Treasury Bonds, 11.25%,
              2/15/15                                 8,122,968
  7,600,000 U.S. Treasury Bonds, 8.75%,
              5/15/17                                 9,597,505
                                                   ------------
TOTAL U.S. TREASURY SECURITIES                      289,487,657
                                                   ------------
   (Cost $296,401,360)

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES -- 13.6%
--------------------------------------------------------------------------------

 14,500,000 FHLB, 6.25%, 11/15/02                    14,230,996
 10,000,000 FHLB, 5.125%, 9/15/03                     9,426,440
 24,000,000 FHLB, 5.80%, 9/2/08                      21,919,344
                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                    45,576,780
                                                   ------------
   (Cost $45,525,223)

--------------------------------------------------------------------------------
 TEMPORARY CASH INVESTMENTS -- 0.1%
--------------------------------------------------------------------------------

   Repurchase Agreement, Goldman Sachs & Co.,
      Inc., (U.S. Treasury obligations), in a
      joint trading account at 6.08%, dated
      3/31/00, due 4/3/00 (Delivery value
      $339,172)                                         339,000
                                                   ------------
   (Cost $339,000)
TOTAL INVESTMENT SECURITIES -- 100.0%              $335,403,437
                                                   ============
   (Cost $342,265,583)

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank


See Notes to Financial Statements                     www.americancentury.com 11

Long-Term Treasury -- Performance
--------------------------------------------------------------------------------

Total Returns as of March 31, 2000

                         -----------------------------------------------------------------------------------------------------------
                                               Investor Class (inception 9/8/92)                   Advisor Class (inception 1/12/98)
                         -----------------------------------------------------------------------------------------------------------
                                                                 General U.S. Treasury Funds(3)
                         Long-Term       Salomon Long-Term                                        Long-Term        Salomon Long-Term
                          Treasury       Treasury Index(2)      Average Return   Fund's Ranking    Treasury        Treasury Index(2)

6 Months(1) ...........     5.58%              5.80%                 3.39%                   --      5.45%              5.80%
1 Year ................     2.86%              3.00%                 1.95%          1 out of 19      2.61%              3.00%

------------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------

3 Years ...............     9.64%              9.99%                 7.46%          2 out of 16        --                 --
5 Years ...............     8.95%              9.44%                 7.40%          2 out of 15        --                 --
Life of Fund ..........     7.57%              8.48%(4)              6.92%(5)     2 out of 9(5)      3.27%              5.15%(6)

(1)   Returns for periods less than one year are not annualized.
(2) We changed the fund's benchmark from the Salomon Brothers Long-Term Treasury/Agency Index to the Salomon Brothers Long-Term Treasury Index, which we believe more accurately represents the fund's primarily Treasury focus.
(3)   According to Lipper Inc., an independent mutual fund ranking service.
(4) Since 8/31/92, the date nearest the class's inception for which data are available.
(5) Since 9/30/92, the date nearest the class's inception for which data are available.
(6) Since 12/31/97, the date nearest the class's inception for which data are available.

See pages 29-31 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

Growth of $10,000 Over Life of Fund

    [The following was depicted as a mountain graph in the printed material.]

                                         Salomon Long-Term     Salomon Long-Term
                  Long-Term Treasury   Treasury/Agency Index    Treasury Index
                        $17,549              $18,224                $18,267

      9/30/1992           10000               10000                 10000
     12/31/1992           10109               10106                 10095
      3/31/1993           10766               10772                 10756
      6/30/1993           11319               11364                 11344
      9/30/1993           12114               12071                 12040
     12/31/1993           11892               11874                 11840
      3/31/1994           11074               11145                 11117
      6/30/1994           10691               10848                 10827
      9/30/1994           10617               10766                 10748
     12/31/1994           10792               10958                 10936
      3/31/1995           11435               11661                 11636
      6/30/1995           12633               12946                 12911
      9/30/1995           12908               13242                 13205
     12/31/1995           13950               14347                 14298
      3/31/1996           12974               13386                 13350
      6/30/1996           12951               13366                 13325
      9/30/1996           13138               13574                 13528
     12/31/1996           13759               14224                 14173
      3/31/1997           13316               13783                 13729
      6/30/1997           14037               14543                 14482
      9/30/1997           14855               15381                 15317
     12/31/1997           15790               16372                 16315
      3/31/1998           16044               16631                 16561
      6/30/1998           16735               17409                 17333
      9/30/1998           17945               18745                 18702
     12/31/1998           17803               18563                 18515
      3/31/1999           17059               17783                 17735
      6/30/1999           16653               17307                 17285
      9/30/1999           16620               17294                 17265
     12/31/1999           16254               16930                 16903
      3/31/2000           17549               18224                 18267

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. Both the new and old fund benchmarks are provided in the graph at left, while the new fund benchmark is shown in the graph below. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

   [The following table was depicted as a bar chart in the printed material.]

                  Short-Term Treasury         Salomon Long-Term Treasury Index

3/93*                     7.66%                          7.58%
3/94                      2.86%                          3.35%
3/95                      3.25%                          4.67%
3/96                     13.46%                         14.73%
3/97                      2.65%                          2.84%
3/98                     20.48%                         20.63%
3/99                      6.33%                          7.09%
3/00                      2.86%                          3.00%

* From 9/30/92 (the date nearest the class's inception for which index data are available).


12 1-800-345-2021

Long-Term Treasury -- Q&A
--------------------------------------------------------------------------------

[PHOTO OMITTED]

      An interview with Dave Schroeder, a portfolio manager on the Long-Term Treasury fund investment team.

How did Long-Term Treasury perform during the 12 months ended March 31, 2000?

      Despite difficult market conditions, the fund ranked number one in its Lipper category. Long-Term Treasury posted a 2.86% return, well above the 1.95% average return of the 19 "General U.S. Treasury Funds" tracked by Lipper.* The fund also generated a higher yield than its peers. As of March 31, 2000, Long-Term Treasury's 30-day SEC yield was 5.85%, compared with the 5.47% average yield of its Lipper category.

      Longer-term results were also strong. For the three- and five-year periods ended March 31, 2000, the fund ranked number two in its Lipper category.

What strategies helped Long-Term Treasury beat its peers?

      There were three main factors. First, it had lower expenses. As of March 31, 2000, Long-Term Treasury's annualized expense ratio was 0.51%, about 30 basis points (0.30%) lower than the average expense ratio of its Lipper category. All other things being equal, lower expenses mean higher yields and returns.

      Second was the fund's heightened sensitivity to interest rate changes, as measured by its relatively long duration. We manage the fund to deliver a pure play on the long end of the Treasury bond market, keeping duration within 10% of that of the Salomon Brothers index. Consequently, our duration will almost always exceed the average of our Lipper peer group, which includes a mix of short-, intermediate-, and long-term funds.

      The value of a portfolio with a duration of 10 years -- such as Long-Term Treasury -- would rise approximately 10% when bond yields fall 1%, and fall approximately 10% when bond yields rise 1%, all else being equal. The value of funds with a shorter duration would change less in response to interest rate changes.

      Although the fund's longer duration muted performance when long-term bond yields rose in 1999, it benefited the fund when long-term Treasury yields fell in the first quarter of 2000.

What was the third factor behind the fund's outperformance?

      Our use of Treasury inflation-indexed securities (TIIS). These securities offer a guaranteed rate of return above inflation, as measured by the consumer price index. The price of an inflation-indexed bond typically won't fall as much as that of a traditional Treasury bond when interest rates rise. As a result, our TIIS holdings aided performance in periods when rates were climbing -- particularly in the final three months of 1999.

"Despite difficult market conditions, the fund ranked number one in its Lipper category."

Portfolio at a Glance
--------------------------------------------------------------------------------
                                                       3/31/00          3/31/99
--------------------------------------------------------------------------------

Number of Securities                                      8               9

Weighted Average
   Maturity                                            19.8 yrs        20.5 yrs

Average Duration                                       10.3 yrs        10.8 yrs

Expense Ratio (for
   Investor Class)                                     0.51%           0.51%

Yields as of March 31, 2000
--------------------------------------------------------------------------------
                                                     Investor         Advisor
                                                       Class           Class
--------------------------------------------------------------------------------

30-Day SEC Yield                                       5.85%           5.60%

Investment terms are defined in the Glossary on pages 31-32.

* All fund returns and yields referenced in this interview are for Investor Class shares.


                                                      www.americancentury.com 13

Long-Term Treasury -- Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

"Given the unfavorable supply/demand outlook for agency securities, we didn't view them as attractive alternatives to Treasury bonds on a total return basis."

Types of Investments in the Portfolio

   [The following tables were represented as pie charts in the written text.]

--------------------------------------------------------------------------------
                                                            As of March 31, 2000
--------------------------------------------------------------------------------

o Treasury Bonds                                                             99%

o Agency Discount Notes                                                       1%

--------------------------------------------------------------------------------
                                                        As of September 30, 1999
--------------------------------------------------------------------------------

o Treasury Bonds                                                             91%

o STRIPS                                                                      9%

Investment terms are defined in the Glossary on pages 31-32.

Although the fund can hold agency securities, you chose not to during most of the past year. Why?

      We don't think long-term agency securities offer enough yield to compensate for their added risk. We believe that many federal agencies will continue to expand their debt issuance, which would hinder any potential price gains by agency bonds. Given the unfavorable supply/demand outlook for agency securities, we didn't view them as attractive alternatives to Treasury bonds on a total return basis.

Have you participated in any of the recent Treasury buy-backs?

      No, because the logistics of the buybacks -- done in what's known as a "reverse auction" -- required sellers to submit their orders to dealers five minutes before the actual buy-back price was set. We weren't comfortable with that process, especially in light of the fact that the Treasury didn't offer any special incentives for participating.

      However, we maintained a relatively large weighting in bonds maturing in 2015 to 2025, which we believe will be the target of further government buybacks and have the potential to perform well as a result.

Will reduced Treasury issuance and the buy-back program make you change the fund's investment policies?

      We don't anticipate any changes at this time. The Treasury plans to buy back $30 billion in debt this year. Counteracting that, however, is the Treasury's plan to hold two auctions of long-term debt this year, totaling an estimated $15 billion in 30-year bonds. So the net reduction in long-term bond supply is expected to be only $15 billion in 2000, representing only about a 3% reduction in the $500 billion of outstanding Treasury debt. If supply continues to contract beyond 2000, we may contemplate changes. But for now, we think that the Treasury market offers ample opportunities.

What's your interest rate outlook?

      There's mounting evidence that inflationary pressures are building. Recent data confirmed that the economy continued to grow at a fast clip during the first quarter of 2000. Additionally, labor markets remained tight and prices on some goods and services appeared to be edging higher. With these inflation signals flashing orange, most observers expected the Federal Reserve to raise interest rates further in May, and possibly a few more times later in the year.

      If so, we believe that long-term bond yields could move higher, producing a flatter yield curve. The restrictions on the supply of long-term Treasury bonds, however, may mute some of the damage caused by rising rates, much as it has over the past year.

Given that outlook, what's your current strategy?

      We're likely to shorten our duration a bit in response to the threat of higher interest rates. Also, we plan to avoid agency securities since we expect them to continue to be plagued by oversupply.

      In addition, we might increase our holdings in TIIS, which offered much more attractive "real" yields than a regular 30-year Treasury bond at the end of the period. To calculate the real yield on a 30-year Treasury bond, we subtract the inflation rate (almost 4% this year) from the bond's nominal, or stated, yield (around 6%), which nets a real yield of about 2%. TIIS, by comparison, carried a real yield of nearly 4% this spring -- a much better value, in our opinion.


14 1-800-345-2021

Long-Term Treasury -- Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2000

Principal Amount                                                        Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. TREASURY SECURITIES -- 99.1%
--------------------------------------------------------------------------------

$14,400,000 U.S. Treasury Bonds, 11.25%,
              2/15/15                                                $21,267,409
  8,000,000 U.S. Treasury Bonds, 8.875%,
              2/15/19                                                 10,338,654
 10,000,000 U.S. Treasury Bonds, 8.125%,
              8/15/19                                                 12,152,051
 11,500,000 U.S. Treasury Bonds, 8.50%,
              2/15/20                                                 14,496,494
  5,000,000 U.S. Treasury Bonds, 8.75%,
              8/15/20                                                  6,462,866
 16,000,000 U.S. Treasury Bonds, 6.875%,
              8/15/25                                                 17,566,494
  3,700,000 U.S. Treasury Bonds, 6.125%,
              11/15/27                                                 3,736,722
                                                                     -----------
TOTAL U.S. TREASURY SECURITIES                                        86,020,690
                                                                     -----------
   (Cost $82,265,036)

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 0.9%
--------------------------------------------------------------------------------

    800,000 FHLB Discount Notes, 6.05%,
              4/3/00(1)                                                  800,000
                                                                     -----------
   (Cost $799,731)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $86,820,690
                                                                     ===========
   (Cost $83,064,767)

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
(1) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                     www.americancentury.com 15

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000                                                         SHORT-TERM       INTERMEDIATE-       LONG-TERM
                                                                        TREASURY        TERM TREASURY        TREASURY
-----------------------------------------------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------------------------------------------

Investment securities, at value (identified cost of $60,499,078,
  $342,265,583, and $83,064,767, respectively) (Note 3) ........     $  60,282,768      $ 335,403,437      $ 86,820,690
Cash ...........................................................            95,289            935,150                --
Investment in affiliated money market fund (Note 2) ............               179                 11               700
Receivable for investments sold ................................         5,755,266         14,632,031         3,031,875
Interest receivable ............................................         1,030,163          5,445,303           870,541
                                                                     -------------      -------------      ------------
                                                                        67,163,665        356,415,932        90,723,806
                                                                     -------------      -------------      ------------

-----------------------------------------------------------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------------------------------------------------------

Disbursements in excess of demand deposit cash .................                --                 --            75,464
Payable for investments purchased ..............................         5,822,844         14,557,110                --
Accrued management fees (Note 2) ...............................            26,452            142,938            37,870
Distribution fees payable (Note 2) .............................               357              2,347             1,066
Service fees payable (Note 2) ..................................               357              2,347             1,066
Dividends payable ..............................................             8,201             24,680            13,838
Payable for trustees' fees and expenses ........................               281              1,521               407
Accrued expenses and other liabilities .........................                62                933               257
                                                                     -------------      -------------      ------------
                                                                         5,858,554         14,731,876           129,968
                                                                     -------------      -------------      ------------
Net Assets .....................................................     $  61,305,111      $ 341,684,056      $ 90,593,838
                                                                     =============      =============      ============

-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------

Capital paid-in ................................................     $  62,568,207      $ 363,192,087      $ 94,961,535
Accumulated net realized loss on investment transactions .......        (1,046,786)       (14,645,885)       (8,123,620)
Net unrealized appreciation (depreciation) on
  investments (Note 3) .........................................          (216,310)        (6,862,146)        3,755,923
                                                                     -------------      -------------      ------------
                                                                     $  61,305,111      $ 341,684,056      $ 90,593,838
                                                                     =============      =============      ============
Investor Class
Net assets .....................................................     $  59,671,103      $ 329,995,296      $ 85,886,032
Shares outstanding .............................................         6,188,217         32,892,172         8,746,505
Net asset value per share ......................................     $        9.64      $       10.03      $       9.82

Advisor Class
Net assets .....................................................     $   1,634,008      $  11,688,760      $  4,707,806
Shares outstanding .............................................           169,451          1,165,073           479,436
Net asset value per share ......................................     $        9.64      $       10.03      $       9.82


16 1-800-345-2021                              See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000                                         SHORT-TERM     INTERMEDIATE-       LONG-TERM
                                                                   TREASURY      TERM TREASURY        TREASURY
---------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------

Income:
Interest ...................................................     $ 3,666,686      $ 21,558,592      $ 7,073,145
                                                                 -----------      ------------      -----------
Expenses (Note 2):
Management fees ............................................         333,519         1,916,645          552,552
Distribution fees --  Advisor Class ........................           7,057            25,297           11,407
Service fees --  Advisor Class .............................           7,057            25,297           11,407
Trustees' fees and expenses ................................           1,947            11,248            3,259
                                                                 -----------      ------------      -----------
                                                                     349,580         1,978,487          578,625
                                                                 -----------      ------------      -----------

Net investment income ......................................       3,317,106        19,580,105        6,494,520
                                                                 -----------      ------------      -----------

---------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
---------------------------------------------------------------------------------------------------------------

Net realized loss on investments ...........................      (1,041,720)      (14,645,882)      (7,299,656)
Change in net unrealized appreciation (depreciation)
  on investments ...........................................        (319,091)         (644,750)       1,905,647
                                                                 -----------      ------------      -----------

Net realized and unrealized loss on investments ............      (1,360,811)      (15,290,632)      (5,394,009)
                                                                 -----------      ------------      -----------

Net Increase in Net Assets Resulting from Operations .......     $ 1,956,295      $  4,289,473      $ 1,100,511
                                                                 ===========      ============      ===========


See Notes to Financial Statements                     www.americancentury.com 17

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEAR ENDED MARCH 31, 2000 AND MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------
                                                     SHORT-TERM                        INTERMEDIATE-
                                                      TREASURY                         TERM TREASURY
-------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets             2000              1999              2000               1999

-------------------------------------------------------------------------------------------------------------
 OPERATIONS
-------------------------------------------------------------------------------------------------------------

Net investment income ..............     $  3,317,106      $  2,579,012      $  19,580,105      $  20,995,387
Net realized gain (loss)
  on investments ...................       (1,041,720)          211,046        (14,645,882)         9,269,222
Change in net unrealized
  appreciation (depreciation)
  on investments ...................         (319,091)          (65,450)          (644,750)        (7,602,642)
                                         ------------      ------------      -------------      -------------
Net increase in net assets
  resulting from operations ........        1,956,295         2,724,608          4,289,473         22,661,967
                                         ------------      ------------      -------------      -------------

-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ...................       (3,186,698)       (2,463,442)       (19,084,472)       (20,921,594)
  Advisor Class ....................         (130,408)         (115,570)          (495,633)           (73,793)
From net realized gains
  on investment transactions:
  Investor Class ...................               --                --                 --         (8,543,680)
  Advisor Class ....................               --                --                 --            (37,293)
In excess of net realized gains
  on investment transactions:
  Investor Class ...................          (25,561)               --         (1,722,118)                --
  Advisor Class ....................             (807)               --            (52,539)                --
                                         ------------      ------------      -------------      -------------
Decrease in net assets
  from distributions ...............       (3,343,474)       (2,579,012)       (21,354,762)       (29,576,360)
                                         ------------      ------------      -------------      -------------

-------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------

Net increase (decrease) in
  net assets from capital
  share transactions ...............       (2,192,741)       22,404,706        (82,862,309)        73,537,251
                                         ------------      ------------      -------------      -------------
Net increase (decrease) in
  net assets .......................       (3,579,920)       22,550,302        (99,927,598)        66,622,858

-------------------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------------------

Beginning of period ................       64,885,031        42,334,729        441,611,654        374,988,796
                                         ------------      ------------      -------------      -------------
End of period ......................     $ 61,305,111      $ 64,885,031      $ 341,684,056      $ 441,611,654
                                         ============      ============      =============      =============

--------------------------------------------------------------------------------
                                                      LONG-TERM
                                                      TREASURY
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets              2000               1999

--------------------------------------------------------------------------------
 OPERATIONS
--------------------------------------------------------------------------------

Net investment income ..............     $   6,494,520      $   7,222,769
Net realized gain (loss)
  on investments ...................        (7,299,656)         5,981,743
Change in net unrealized
  appreciation (depreciation)
  on investments ...................         1,905,647         (7,972,679)
                                         -------------      -------------
Net increase in net assets
  resulting from operations ........         1,100,511          5,231,833
                                         -------------      -------------

--------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

From net investment income:
  Investor Class ...................        (6,238,022)        (7,164,769)
  Advisor Class ....................          (256,498)           (58,000)
From net realized gains
  on investment transactions:
  Investor Class ...................                --         (7,472,735)
  Advisor Class ....................                --            (48,402)
In excess of net realized gains
  on investment transactions:
  Investor Class ...................                --           (815,722)
  Advisor Class ....................                --             (8,242)
                                         -------------      -------------
Decrease in net assets
  from distributions ...............        (6,494,520)       (15,567,870)
                                         -------------      -------------

--------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)
--------------------------------------------------------------------------------

Net increase (decrease) in
  net assets from capital
  share transactions ...............       (44,151,482)        46,876,040
                                         -------------      -------------
Net increase (decrease) in
  net assets .......................       (49,545,491)        36,540,003

--------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------

Beginning of period ................       140,139,329        103,599,326
                                         -------------      -------------
End of period ......................     $  90,593,838      $ 140,139,329
                                         =============      =============


18 1-800-345-2021                              See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2000

--------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies

      Organization -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short-Term Treasury Fund (Short-Term), Intermediate-Term Treasury Fund (Intermediate-Term), and Long-Term Treasury Fund (Long-Term) (the funds) are three of the eight funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the conservation of assets. The funds intend to pursue this investment objective by investing in securities issued or guaranteed by the U.S. Government. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

      Multiple Class -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

      Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

      Repurchase Agreements -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

      Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

      Income Tax Status -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

      At March 31, 2000, Short-Term, Intermediate-Term, and Long-Term had accumulated net realized capital loss carryovers for federal income tax pourposes of $732,404, $7,419,121, and $6,520,546, respectively, (expiring in 2008) which may be used to offset future taxable gains.

      For the five month period ended March 31, 2000, Short-Term, Intermediate-Term, and Long-Term incurred net capital losses of $306,981, $7,226,216, and $1,016,977, respectively. The fund has elected to treat such losses as having been incurred in the following fiscal year.

      Additional Information -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.


                                                      www.americancentury.com 19

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
2. Transactions with Related Parties

      The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2000, the effective annual Investor Class management fee was 0.51% for Short-Term, Intermediate-Term, and Long-Term.

      The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the year ended March 31, 2000, were $14,114, $50,594, and $22,814 for
Short-Term, Intermediate-Term, and Long-Term, respectively.

      Effective March 13, 2000 American Century Investment Services Inc. (ACIS), became a distributor of the trust.

      Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

      As of March 31, 2000, Short-Term, Intermediate-Term, and Long-Term had invested $179, $11, and $700, respectively, in shares of Capital Preservation Fund, which is a series of American Century Government Income Trust. The terms of the transactions were identical to those with non-related entities except that, to avoid duplicate management fees, the funds did not pay ACIM management fees with respect to assets invested in Capital Preservation Fund.

--------------------------------------------------------------------------------
3. Investment Transactions

      Investment transactions, excluding short-term investments, for the year ended March 31, 2000, were as follows:

                                                                       SHORT-TERM     INTERMEDIATE-TERM     LONG-TERM
-----------------------------------------------------------------------------------------------------------------------
 PURCHASES
-----------------------------------------------------------------------------------------------------------------------

U.S. Treasury & Agency Obligations ..................................$ 115,258,988      $ 637,789,207      $200,213,634

-----------------------------------------------------------------------------------------------------------------------
 PROCEEDS FROM SALES
-----------------------------------------------------------------------------------------------------------------------

U.S. Treasury & Agency Obligations ..................................$ 114,493,617      $ 695,010,229      $247,831,491

      On March 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                       SHORT-TERM     INTERMEDIATE-TERM     LONG-TERM
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

Appreciation ........................................................$      11,704      $   2,050,713      $  3,168,563

Depreciation ........................................................     (230,611)        (8,912,859)               --
                                                                     -------------      -------------      ------------

Net .................................................................$    (218,907)     $  (6,862,146)     $  3,168,563
                                                                     =============      =============      ============

Federal Tax Cost ....................................................$  60,501,675      $ 342,265,583      $ 83,652,127
                                                                     =============      =============      ============


20 1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

MARCH 31, 2000

--------------------------------------------------------------------------------
4. Capital Share Transactions

      Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                              -----------------------------------------------------------------------------------------------------
                                       SHORT-TERM                       INTERMEDIATE-                         LONG-TERM
                                        TREASURY                        TERM TREASURY                          TREASURY
                              -----------------------------------------------------------------------------------------------------
                                 Shares           Amount           Shares           Amount             Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------

Year ended March 31, 2000
Sold ....................      5,182,537      $ 50,375,634       17,426,887      $ 176,912,009       10,058,675      $  97,040,909
Issued in reinvestment
  of distributions ......        279,099         2,708,713        1,816,504         18,375,531          580,834          5,597,909
Redeemed ................     (5,548,735)      (53,870,579)     (28,028,748)      (284,095,180)     (15,489,080)      (148,982,449)
                               ---------      ------------       ----------      -------------       ----------      -------------
Net decrease ............        (87,099)     $   (786,232)      (8,785,357)     $ (88,807,640)      (4,849,571)     $ (46,343,631)
                               =========      ============       ==========      =============       ==========      =============

Year ended March 31, 1999
Sold ....................      4,412,757      $ 43,591,614       29,173,347      $ 313,245,076       18,059,945      $ 197,964,116
Issued in reinvestment
  of distributions ......        193,505         1,909,855        2,435,272         26,094,427        1,331,429         14,361,980
Redeemed ................     (2,502,210)      (24,728,630)     (25,416,559)      (271,906,811)     (15,570,167)      (167,958,607)
                               ---------      ------------       ----------      -------------       ----------      -------------
Net increase ............      2,104,052      $ 20,772,839        6,192,060      $  67,432,692        3,821,207      $  44,367,489
                               =========      ============       ==========      =============       ==========      =============

-----------------------------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------

Year ended March 31, 2000
Sold ....................        564,018      $  5,483,581          841,326      $   8,588,952          542,794      $   5,236,953
Issued in reinvestment
  of distributions ......         10,801           104,163           46,632            470,616           19,618            188,392
Redeemed ................       (720,430)       (6,994,253)        (308,338)        (3,114,237)        (338,724)        (3,233,196)
                               ---------      ------------       ----------      -------------       ----------      -------------
Net increase (decrease) .       (145,611)     $ (1,406,509)         579,620      $   5,945,331          223,688      $   2,192,149
                               =========      ============       ==========      =============       ==========      =============

Year ended March 31, 1999
Sold ....................        242,695      $  2,387,821          591,748      $   6,304,918          288,248      $   3,097,845
Issued in reinvestment
  of distributions ......         11,505           113,552            9,556            101,937           11,707            126,039
Redeemed ................        (88,171)         (869,506)         (27,956)          (302,296)         (64,830)          (715,333)
                               ---------      ------------       ----------      -------------       ----------      -------------
Net increase ............        166,029      $  1,631,867          573,348      $   6,104,559          235,125      $   2,508,551
                               =========      ============       ==========      =============       ==========      =============

--------------------------------------------------------------------------------
5. Bank Loans

   The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2000.


                                                      www.americancentury.com 21

Short-Term Treasury -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                 For a Share Outstanding Throughout the Years Ended March 31

                                              ------------------------------------------------------------------------------
                                                                               Investor Class
                                              ------------------------------------------------------------------------------

                                                 2000             1999             1998             1997            1996

----------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ....     $     9.85       $     9.80       $     9.68       $     9.84       $     9.73
                                              ----------       ----------       ----------       ----------       ----------
Income From Investment Operations
  Net Investment Income .................           0.49             0.49             0.53             0.52             0.53
  Net Realized and Unrealized Gain (Loss)
  on Investments ........................          (0.21)            0.05             0.12            (0.07)            0.11
                                              ----------       ----------       ----------       ----------       ----------
  Total From Investment Operations ......           0.28             0.54             0.65             0.45             0.64
                                              ----------       ----------       ----------       ----------       ----------
Distributions
  From Net Investment Income ............          (0.49)           (0.49)           (0.53)           (0.52)           (0.53)
  From Net Realized Gains ...............             --               --               --            (0.09)              --
  In Excess of Net Realized Gains .......             --(1)            --               --               --               --
                                              ----------       ----------       ----------       ----------       ----------
  Total Distributions ...................          (0.49)           (0.49)           (0.53)           (0.61)           (0.53)
                                              ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..........     $     9.64       $     9.85       $     9.80       $     9.68       $     9.84
                                              ==========       ==========       ==========       ==========       ==========
  Total Return(2) .......................           2.86%            5.60%            6.89%            4.62%            6.71%

----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses
to Average Net Assets ...................           0.51%            0.51%            0.55%            0.61%            0.67%
Ratio of Net Investment Income
  to Average Net Assets .................           4.94%            4.92%            5.45%            5.26%            5.39%
Portfolio Turnover Rate .................            179%             138%             140%             234%             224%
Net Assets, End of Period (in thousands)      $   59,671       $   61,783       $   40,874       $   35,854       $   35,648

(1) Per-share amount was less than $0.005.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


22 1-800-345-2021                              See Notes to Financial Statements

Short-Term Treasury -- Financial Highlights
--------------------------------------------------------------------------------

                         For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                             -----------------------------------------
                                                                           Advisor Class
                                                             -----------------------------------------

                                                                2000            1999           1998(1)

------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...................     $    9.85       $    9.80       $    9.80
                                                             ---------       ---------       ---------
Income From Investment Operations
  Net Investment Income ................................          0.46            0.46            0.25
  Net Realized and Unrealized Gain (Loss) on Investments         (0.21)           0.05              --
                                                             ---------       ---------       ---------
  Total From Investment Operations .....................          0.25            0.51            0.25
                                                             ---------       ---------       ---------
Distributions
  From Net Investment Income ...........................         (0.46)          (0.46)          (0.25)
  In Excess of Net Realized Gains ......................            --(2)           --              --
                                                             ---------       ---------       ---------
  Total Distributions ..................................         (0.46)          (0.46)          (0.25)
                                                             ---------       ---------       ---------
Net Asset Value, End of Period .........................     $    9.64       $    9.85       $    9.80
                                                             =========       =========       =========
  Total Return(3) ......................................          2.60%           5.34%           2.51%

------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ......          0.76%           0.76%           0.78%(4)
Ratio of Net Investment Income to Average Net Assets ...          4.69%           4.67%           5.20%(4)
Portfolio Turnover Rate ................................           179%            138%            140%
Net Assets, End of Period (in thousands) ...............     $   1,634       $   3,102       $   1,460

(1)   October 6, 1997 (commencement of sale) through March 31, 1998.
(2)   Per-share amount was less than $0.005.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 23

Intermediate-Term Treasury -- Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                       For a Share Outstanding Throughout the Years Ended March 31

                                              ------------------------------------------------------------------------------------
                                                                                 Investor Class
                                              ------------------------------------------------------------------------------------

                                                  2000              1999              1998             1997              1996

----------------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ....     $     10.45       $     10.56       $     10.06       $     10.24       $      9.99
                                              -----------       -----------       -----------       -----------       -----------
Income From Investment Operations
  Net Investment Income .................            0.53              0.54              0.59              0.58              0.58
  Net Realized and Unrealized Gain (Loss)
  on Investments ........................           (0.37)             0.10              0.50             (0.18)             0.25
                                              -----------       -----------       -----------       -----------       -----------
  Total From Investment Operations ......            0.16              0.64              1.09              0.40              0.83
                                              -----------       -----------       -----------       -----------       -----------
Distributions
  From Net Investment Income ............           (0.53)            (0.54)            (0.59)            (0.58)            (0.58)
  From Net Realized Gains ...............              --             (0.21)               --                --                --
  In Excess of Net Realized Gains .......           (0.05)               --                --                --                --
                                              -----------       -----------       -----------       -----------       -----------
  Total Distributions ...................           (0.58)            (0.75)            (0.59)            (0.58)            (0.58)
                                              -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period ..........     $     10.03       $     10.45       $     10.56       $     10.06       $     10.24
                                              ===========       ===========       ===========       ===========       ===========
  Total Return(1) .......................            1.51%             6.09%            11.04%             4.05%             8.42%

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to
  Average Net Assets ....................            0.51%             0.51%             0.51%             0.51%             0.53%
Ratio of Net Investment Income to
  Average Net Assets ....................            5.11%             5.01%             5.63%             5.72%             5.65%
Portfolio Turnover Rate .................             171%              221%              194%              110%              168%
Net Assets, End of Period (in thousands)      $   329,995       $   435,494       $   374,861       $   328,784       $   311,020

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


24 1-800-345-2021                              See Notes to Financial Statements

Intermediate-Term Treasury -- Financial Highlights
--------------------------------------------------------------------------------

                                For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                             ------------------------------------------------
                                                                            Advisor Class
                                                             ------------------------------------------------

                                                                2000             1999            1998(1)

-------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...................     $    10.45       $    10.56       $    10.42
                                                             ----------       ----------       ----------
Income From Investment Operations
  Net Investment Income ................................           0.50             0.51             0.26
  Net Realized and Unrealized Gain (Loss) on Investments          (0.37)            0.10             0.14
                                                             ----------       ----------       ----------
  Total From Investment Operations .....................           0.13             0.61             0.40
                                                             ----------       ----------       ----------
Distributions
  From Net Investment Income ...........................          (0.50)           (0.51)           (0.26)
  From Net Realized Gains ..............................             --            (0.21)              --
  In Excess of Net Realized Gains ......................          (0.05)              --               --
                                                             ----------       ----------       ----------
  Total Distributions ..................................          (0.55)           (0.72)           (0.26)
                                                             ----------       ----------       ----------
Net Asset Value, End of Period .........................     $    10.03       $    10.45       $    10.56
                                                             ==========       ==========       ==========
  Total Return(2) ......................................           1.25%            5.83%            3.90%

-------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ......           0.76%            0.76%            0.77%(3)
Ratio of Net Investment Income to Average Net Assets ...           4.86%            4.76%            5.28%(3)
Portfolio Turnover Rate ................................            171%             221%             194%
Net Assets, End of Period (in thousands) ...............     $   11,689       $    6,117       $      128

(1)   October 9, 1997 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 25

Long-Term Treasury -- Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                       For a Share Outstanding Throughout the Years Ended March 31

                                              ------------------------------------------------------------------------------------
                                                                                Investor Class
                                              ------------------------------------------------------------------------------------

                                                 2000              1999              1998             1997              1996

----------------------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ....     $     10.12       $     10.58       $      9.32       $      9.67       $      9.05
                                              -----------       -----------       -----------       -----------       -----------
Income From Investment Operations
  Net Investment Income .................            0.57              0.58              0.61              0.60              0.60
  Net Realized and Unrealized Gain (Loss)
  on Investments ........................           (0.30)             0.11              1.26             (0.35)             0.62
                                              -----------       -----------       -----------       -----------       -----------
  Total From Investment Operations ......            0.27              0.69              1.87              0.25              1.22
                                              -----------       -----------       -----------       -----------       -----------
Distributions
  From Net Investment Income ............           (0.57)            (0.58)            (0.61)            (0.60)            (0.60)
  From Net Realized Gains ...............              --             (0.52)               --                --                --
  In Excess of Net Realized Gains .......              --             (0.05)               --                --                --
                                              -----------       -----------       -----------       -----------       -----------
  Total Distributions ...................           (0.57)            (1.15)            (0.61)            (0.60)            (0.60)
                                              -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period ..........     $      9.82       $     10.12       $     10.58       $      9.32       $      9.67
                                              ===========       ===========       ===========       ===========       ===========
  Total Return(1) .......................            2.86%             6.33%            20.48%             2.65%            13.46%

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to
  Average Net Assets ....................            0.51%             0.51%             0.54%             0.60%             0.67%
Ratio of Net Investment Income to
  Average Net Assets ....................            5.84%             5.37%             6.00%             6.28%             5.93%
Portfolio Turnover Rate .................             182%              105%               57%               40%              112%
Net Assets, End of Period (in thousands)      $    85,886       $   137,552       $   103,381       $   126,570       $   110,741

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


26 1-800-345-2021                              See Notes to Financial Statements

Long-Term Treasury -- Financial Highlights
--------------------------------------------------------------------------------

                  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                  ---------------------------------------------
                                                               Advisor Class
                                                  ---------------------------------------------

                                                    2000            1999            1998(1)

-----------------------------------------------------------------------------------------------
 PER-SHARE DATA
-----------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ........     $   10.12       $   10.58       $   10.85
                                                  ---------       ---------       ---------
Income From Investment Operations
  Net Investment Income .....................          0.55            0.56            0.12
  Net Realized and Unrealized Gain
  (Loss) on Investments .....................         (0.30)           0.11           (0.27)
                                                  ---------       ---------       ---------
  Total From Investment Operations ..........          0.25            0.67           (0.15)
                                                  ---------       ---------       ---------
Distributions
  From Net Investment Income ................         (0.55)          (0.56)          (0.12)
  From Net Realized Gains ...................            --           (0.52)             --
  In Excess of Net Realized Gains ...........            --           (0.05)             --
                                                  ---------       ---------       ---------
  Total Distributions .......................         (0.55)          (1.13)          (0.12)
                                                  ---------       ---------       ---------
Net Asset Value, End of Period ..............     $    9.82       $   10.12       $   10.58
                                                  =========       =========       =========
  Total Return(2) ...........................          2.61%           6.07%          (1.34)%

-----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------

Ratio of Operating Expenses to
  Average Net Assets ........................          0.76%           0.76%           0.77%(3)
Ratio of Net Investment Income to
  Average Net Assets ........................          5.59%           5.12%           5.42%(3)
Portfolio Turnover Rate .....................           182%            105%             57%
Net Assets, End of Period (in thousands) ....     $   4,708       $   2,587       $     218

(1)   January 12, 1998 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)   Annualized.


See Notes to Financial Statements                     www.americancentury.com 27

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Treasury Fund, Intermediate-Term Treasury Fund, and Long-Term Treasury Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Treasury Fund, the Intermediate-Term Treasury Fund and the Long-Term Treasury Fund (three of the eight funds in the American Century Government Income Trust hereafter referred to as the "Funds") at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 8, 2000


28 1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

Share Classes

      Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

      Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to with hold federal income tax prior to the withdrawal.

      When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 29

Background Information
--------------------------------------------------------------------------------

Investment Team Leaders

--------------------------------------------------------------------------------
 Portfolio Managers
--------------------------------------------------------------------------------

      Bob Gahagan

      Dave Schroeder

Investment Philosophy and Policies

      American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

      In addition to these principles, each fund has its own investment policies:

      Short-Term Treasury seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

      Intermediate-Term Treasury seeks current income by investing primarily in U.S. Treasury securities. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

      Long-Term Treasury seeks current income by investing primarily in U.S. Treasury securities. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

      Fund shares are not guaranteed by the U.S. government.

Comparative Indices

      The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

      The Salomon Brothers 1- to 3-Year Treasury/Agency Index is an index of U.S. Treasury and government agency securities with remaining maturities between 1 and 3 years.

      The Salomon Brothers 1- to 3-Year Treasury Index is an index of U.S. Treasury securities with remaining maturities between 1 and 3 years.

      The Salomon Brothers 3- to 10-Year Treasury Index is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

      The Salomon Brothers Long-Term Treasury/Agency Index is an index of securities with remaining maturities greater than 10 years.

      The Salomon Brothers Long-Term Treasury Index is an index of U.S. Treasury securities with remaining maturities greater than 10 years.

Lipper Rankings

      Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper categories for the U.S. Treasury funds are:

      Short U.S. Treasury Funds (Short-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of less than three years.

      Intermediate U.S. Treasury Funds (Intermediate-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of 5-10 years.

      General U.S. Treasury Funds (Long-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds.


30 1-800-345-2021

Glossary
--------------------------------------------------------------------------------

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-27.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities -- the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration -- another measure of the sensitivity of a fixed-income port folio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a port folio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Share holders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

o Coupon -- the stated interest rate of a security.

o Yield Curve -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

Security Types

o Repurchase Agreements (Repos) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not actually own the security; instead, the security serves as collateral for the agreement.

o U.S. Government Agency Securities -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

o U.S. Treasury Inflation-Indexed Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.


                                                      www.americancentury.com 31

Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

o U.S. Treasury Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

o Zero-Coupon Bonds (Zeros) -- bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury (such as STRIPS).

Fund Classifications

      Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

Investment Objective

      The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

o Capital Preservation -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

o Income -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

o Growth & Income -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

o Growth -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

      The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

o Conservative -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

o Moderate -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

o Aggressive -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


32 1-800-345-2021

                              INVESTMENT OBJECTIVE

---------------------------------------------------------------------------------------------------------
RISK LEVEL               CAPITAL PRESERVATION                               INCOME

                    Taxable                 Tax-Fre          Taxable Bonds          Tax-Free Bonds
                 Money Markets            Money Markets
---------------------------------------------------------------------------------------------------------
AGGRESSIVE

                                                             Target 2025*        CA High-Yield Municipal

                                                             Target 2020*         High-Yield Municipal

                                                             Target 2015*

                                                             Target 2010*

                                                              High-Yield

                                                          International Bond


---------------------------------------------------------------------------------------------------------

MODERATE                                                  Long-Term Treasury          CA Long-Term
                                                                                        Tax-Free
                                                             Target 2005*
                                                                                   Long-Term Tax-Free
                                                                 Bond
                                                                                   CA Insured Tax-Free
                                                             Premium Bond







---------------------------------------------------------------------------------------------------------

CONSERVATIVE         Premium             FL Municipal   Intermediate-Term Bond   CA Intermediate-Term
                  Capital Reserve        Money Market                                  Tax-Free
                                                           Intermediate-Term
                       Prime             CA Municipal          Treasury          AZ Intermediate-Term
                   Money Market          Money Market                                  Municipal
                                                                 GNMA
                      Premium             CA Tax-Free                            FL Intermediate-Term
                Government Reserve       Money Market     Inflation-Adjusted           Municipal
                                                               Treasury
                 Government Agency         Tax-Free                                Intermediate-Term
                   Money Market          Money Market      Limited-Term Bond           Tax-Free

               Capital Preservation                          Target 2000*           CA Limited-Term
                                                                                       Tax-Free
                                                         Short-Term Government
                                                                                     Limited-Term
                                                          Short-Term Treasury          Tax-Free

---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RISK LEVEL                           GROWTH AND INCOME                                               GROWTH

              Asset Allocation/       Domestic Equity        Specialty     Domestic Equity          Specialty       International
                  Balanced
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE                                                                    Veedot(2)

                                    Small Cap Quantitative                New Opportunities        Global Gold    Emerging Markets

                                        Small Cap Value                      Giftrust(R)                           International
                                                                                                                     Discovery
                                                                                Vista
                                                                                                                   International
                                                                              Heritage                                Growth

                                                                               Growth                              Global Growth

                                                                              Ultra(R)

                                                                               Select

------------------------------------------------------------------------------------------------------------------------------------

MODERATE      Strategic Allocation:      Equity Growth       Utilities                          Global Natural
                   Aggressive                                                                      Resources
                                         Equity Index       Real Estate
                    Balanced
                                        Large Cap Value
              Strategic Allocation:
                    Moderate           Tax-Managed Value

              Strategic Allocation:     Income & Growth
                  Conservative
                                             Value

                                         Equity Income

------------------------------------------------------------------------------------------------------------------------------------

CONSERVATIVE

















------------------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

 [LOGO]
AMERICAN
CENTURY(R)

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations

1-800-345-2021 or 816-531-5575

Automated Information Line

1-800-345-8765
Fax: 816-340-7962

Telecommunications Device for the Deaf

1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored
Retirement Plans

1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies

1-800-345-6488

American Century Premium Reserves, Inc.

Investment Manager

American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
Who we are                                                   [GRAPHIC OMITTED]

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

--------------------------------------------------------------------------------

American Century Investments                                   -----------------
P.O. Box 419200                                                    BULK RATE
Kansas City, MO 64141-6200                                     U.S. POSTAGE PAID
www.americancentury.com                                        AMERICAN CENTURY
                                                                   COMPANIES
                                                               -----------------

0005                               American Century Investment Services, Inc.
SH-ANN-20578                       (C)2000 American Century Services Corporation